As filed with the Securities and Exchange Commission on February 7, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06511

Regions Morgan Keegan Select Funds

(Exact name of registrant as specified in charter)

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Address of principal executive offices) (Zip code)

Allen B. Morgan, Jr.

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 524-4100 with copies to:

Arthur J. Brown, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, D.C. 20006

Date of fiscal year end: November 30, 2006

Date of reporting period: November 30, 2006

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report

November 30, 2006

Select FUNDS

REGIONS MORGAN KEEGAN™

An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each Fund can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 877-757-7424. Please read the prospectus carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

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LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

We are pleased to present the enclosed annual report for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (each, a “Fund” and collectively, the “Funds”). In this report, you will find information on each Fund’s investment objective and strategy and learn how your investment performed during the fiscal year ended November 30, 2006. The portfolio managers will also provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes each Fund’s audited financial statements and each Fund’s portfolio of investments as of November 30, 2006.

As always, we appreciate your continued support of the Regions Morgan Keegan Select family of funds. It is important to stay focused on your long-term investment strategy. Your financial adviser can help you evaluate your portfolio’s performance to ensure that your diversified mix of investments is designed to help generate the long-term performance your goals demand. We remain committed to helping you pursue your financial goals through investments in our fund family. You have our commitment to bring you the highest level of disciplined decision making and personal service to meet your financial needs. If you have any questions about the Funds, please call us toll-free at 877-757-7424.

Sincerely,

Brian B. Sullivan, CFA

President

Regions Morgan Keegan Select Funds

January 19, 2007

ABOUT SHAREHOLDER AND FUND EXPENSES

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of expenses on their investments. As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and on redemptions; and (2) operating costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. Operating costs, which are deducted from a fund’s gross income, reduce the investment return of the fund.

A Fund’s operating expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 1, 2006 and ending November 30, 2006.

The following table illustrates your Fund’s costs in two ways:

Based on actual fund return.    This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading entitled “Expenses Paid During Period.”

Based on hypothetical 5% return.    This section is intended to help you compare your Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on the 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any sales charges (loads) on purchases or on redemptions which may be incurred by some of the Fund’s share classes. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these sales charges (loads) were included, your costs would have been higher.

You can find more information about the Fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

ABOUT SHAREHOLDER AND FUND EXPENSES

	Annualized Expense Ratio	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period(1)

MID CAP GROWTH FUND
Actual
Class A Shares	1.25%	$1,000	$1,033.50	$6.37
Class C Shares	2.00%	1,000	1,031.10	10.18
Class I Shares	1.00%	1,000	1,034.40	5.10
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.25%	$1,000	$1,018.80	$6.33
Class C Shares	2.00%	1,000	1,015.04	10.10
Class I Shares	1.00%	1,000	1,020.05	5.06

GROWTH FUND
Actual
Class A Shares	1.24%	$1,000	$1,063.70	$6.41
Class C Shares	1.99%	1,000	1,061.20	10.28
Class I Shares	0.99%	1,000	1,065.40	5.13
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.24%	$1,000	$1,018.85	$6.28
Class C Shares	1.99%	1,000	1,015.09	10.05
Class I Shares	0.99%	1,000	1,020.10	5.01

CORE EQUITY FUND
Actual
Class A Shares	1.26%	$1,000	$1,022.60	$6.39
Class C Shares	2.01%	1,000	1,021.60	10.19
Class I Shares	1.01%	1,000	1,024.20	5.13
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.26%	$1,000	$1,018.75	$6.38
Class C Shares	2.01%	1,000	1,014.99	10.15
Class I Shares	1.01%	1,000	1,020.00	5.11

MID CAP VALUE FUND
Actual
Class A Shares	1.32%	$1,000	$1,078.70	$6.88
Class C Shares	2.07%	1,000	1,077.50	10.78
Class I Shares	1.07%	1,000	1,080.50	5.58
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.32%	$1,000	$1,018.45	$6.68
Class C Shares	2.07%	1,000	1,014.69	10.45
Class I Shares	1.07%	1,000	1,019.70	5.42
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

ABOUT SHAREHOLDER AND FUND EXPENSES

	Annualized Expense Ratio	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period(1)

VALUE FUND
Actual
Class A Shares	1.24%	$1,000	$1,048.80	$6.37
Class C Shares	1.99%	1,000	1,044.90	10.20
Class I Shares	0.99%	1,000	1,049.60	5.09
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.24%	$1,000	$1,018.85	$6.28
Class C Shares	1.99%	1,000	1,015.09	10.05
Class I Shares	0.99%	1,000	1,020.10	5.01

BALANCED FUND
Actual
Class A Shares	1.29%	$1,000	$1,057.10	$6.65
Class C Shares	2.04%	1,000	1,053.00	10.50
Class I Shares	1.04%	1,000	1,058.30	5.37
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.29%	$1,000	$1,018.60	$6.53
Class C Shares .	2.04%	1,000	1,014.84	10.30
Class I Shares	1.04%	1,000	1,019.85	5.27

FIXED INCOME FUND
Actual
Class A Shares	1.02%	$1,000	$1,045.20	$5.23
Class C Shares	1.77%	1,000	1,041.30	9.06
Class I Shares	0.77%	1,000	1,046.50	3.95
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.02%	$1,000	$1,019.95	$5.16
Class C Shares	1.77%	1,000	1,016.19	8.95
Class I Shares	0.77%	1,000	1,021.21	3.90

LIMITED MATURITY FIXED INCOME FUND
Actual
Class A Shares	0.94%	$1,000	$1,034.50	$4.79
Class C Shares	1.69%	1,000	1,030.60	8.60
Class I Shares	0.69%	1,000	1,033.00	3.52
Hypothetical (assuming a 5% return before expenses)
Class A Shares .	0.94%	$1,000	$1,020.36	$4.76
Class C Shares	1.69%	1,000	1,016.60	8.54
Class I Shares .	0.69%	1,000	1,021.61	3.50
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

ABOUT SHAREHOLDER AND FUND EXPENSES

	Annualized Expense Ratio	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Expenses Paid During Period(1)

INTERMEDIATE TAX EXEMPT BOND FUND
Actual
Class A Shares	0.79%	$1,000	$1,029.40	$4.02
Class C Shares	1.54%	1,000	1,030.00	7.84
Class I Shares .	0.54%	1,000	1,030.70	2.75
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.79%	$1,000	$1,021.11	$4.00
Class C Shares	1.54%	1,000	1,017.35	7.79
Class I Shares	0.54%	1,000	1,022.36	2.74

TREASURY MONEY MARKET FUND
Actual
Class A Shares	0.58%	$1,000	$1,022.20	$2.94
Class I Shares	0.33%	1,000	1,020.80	1.67
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.58%	$1,000	$1,022.16	$2.94
Class I Shares	0.33%	1,000	1,023.41	1.67

MONEY MARKET FUND
Actual
Class A Shares	0.83%	$1,000	$1,021.90	$4.21
Class I Shares	0.58%	1,000	1,023.20	2.94
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.83%	$1,000	$1,020.91	$4.20
Class I Shares	0.58%	1,000	1,022.16	2.94
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Mid Cap Growth Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of mid-capitalization companies (i.e., companies whose market capitalization falls within the range tracked by the Russell Mid Cap Growth Index at the time of purchase).

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Mid capitalization and growth stocks typically carry additional risk, since smaller companies generally have higher risk of failure and growth stocks generally have been more susceptible to market, economic and individual company developments and, in each case historically, these stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2006, Regions Morgan Keegan Select Mid Cap Growth Fund’s Class A Shares had a total return of 10.27%, based on net asset value. The Russell Mid Cap Growth Index(1), the Fund’s benchmark, had a total return of 12.88% during the same period. The Fund’s return was below its peers as the Lipper Mid Cap Growth Index(2) had a total return of 11.80% during the same period.

The Fund’s performance was led by investments in the energy, materials and consumer staples sectors. Consumer discretionary and healthcare, traditional growth sectors, showed weaker relative returns during the past year. Investments in the industrial sector underperformed while investments in the information technology, financials, consumer discretionary, healthcare, utilities and telecommunications sectors showed minimal relative performance compared to other sectors.

Individual stocks that led the Fund’s performance were: RTI International Metals, Inc., +72%; Oceaneering International, Inc., +71%; Kerr-McGee Corp., +64%; Precision Castparts Corp., +48%; and FMC Technologies, Inc., +46%. Investments that underperformed were: Powerwave Technologies, Inc., –52%; Urban Outfitters, Inc., –29%; Pentair, Inc., –28%; Williams-Sonoma, Inc., –27%; and Cheesecake Factory, Inc., –25%.

With the Federal Reserve Board seeming to be at a standstill with interest rate increases, the interest rate environment seems favorable for stocks. However, after several years of small-cap and mid-cap stock outperformance relative to the Standard & Poor’s 500 Index, we must be aware that valuations and a slower economy might make outperformance more of a challenge than in the past.

Charles A. Murray, CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David P. McGrath, CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

TOP TEN EQUITY HOLDINGS†

AS OF NOVEMBER 30, 2006

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
MDY	Standard & Poor’s MidCap 400 Depositary Receipts Trust	4.0%	CTSH	Cognizant Technology Solutions Corp.	2.2%
LRCX	LAM Research Corp.	2.9%	NBL	Noble Energy, Inc.	2.2%
OII	Oceaneering International, Inc.	2.5%	ABX	Barrick Gold Corp.	2.1%
SII	Smith International, Inc.	2.3%	NEM	Newmont Mining Corp.	2.1%
BTU	Peabody Energy Corp.	2.3%	FTI	FMC Technologies, Inc.	2.0%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING		% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Energy	23.9%	Financials	8.3%
Technology	14.7%	Basic Materials	7.1%
Healthcare .	11.4%	Exchange Traded Funds	4.0%
Consumer Products	10.5%	Communications	2.7%
Industrials	9.8%	Short-Term Investments	7.6%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)	The Russell Mid Cap Growth Index tracks equity securities of medium-sized companies whose market capitalization falls within the $1 billion to $21 billion range. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Lipper Mid Cap Growth Index is the average return of the 30 largest mid-cap growth funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class A Shares(1) from November 30, 1996 to November 30, 2006 compared to the Russell Mid Cap Growth Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class C Shares from the commencement of investment operations on January 7, 2002 to November 30, 2006 compared to the Russell Mid Cap Growth Index(2).

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class I Shares from the commencement of investment operations on June 23, 2004 to November 30, 2006 compared to the Russell Mid Cap Growth Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-2.33%	4.20%	8.53%	15.98%	14.59%
(EXCLUDING SALES LOAD)(1)	3.35%	10.27%	9.76%	16.64%	15.07%
CLASS C SHARES***	2.08%	8.66%	N/A	N/A	8.97%
(EXCLUDING CDSC)	3.11%	9.76%	N/A	N/A	8.97%
CLASS I SHARES	3.44%	10.52%	N/A	N/A	13.13%
RUSSELL MID CAP GROWTH INDEX(2)	8.43%	12.88%	9.22%	8.53%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)	The Russell Mid Cap Growth Index tracks equity securities of medium-sized companies whose market capitalization falls within the $1 billion to $21 billion range. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on June 30, 1993, January 7, 2002 and June 23, 2004, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Shares			Value
Common Stocks–88.2%

		Basic Materials–7.1%
		Mining–5.8%
240,000		Barrick Gold Corporation	$7,545,600
160,000		Newmont Mining Corporation	7,505,600
60,000	(1)(2)	RTI International Metals, Inc.	4,539,000
50,000		Titanium Metals Corporation	1,598,500

		Total	21,188,700

		Chemicals–1.3%
110,000		Airgas, Inc.	4,680,500

		Total Basic Materials	25,869,200

		Communications–2.6%
		Internet–1.4%
70,000	(1)	F5 Networks, Inc.	5,236,700
		Telecommunications–1.2%
40,000	(1)(2)	Ciena Corporation	1,005,600
260,000	(1)(2)	RF Micro Devices, Inc.	2,002,000
400,000	(1)	Sycamore Networks, Inc.	1,492,000

		Total	4,499,600

		Total Communications	9,736,300

		Consumer Products–10.5%
		Airlines–2.7%
140,000	(1)(2)	AMR Corporation	4,474,400
220,000		SkyWest, Inc.	5,548,400

		Total	10,022,800

		Apparel–0.3%
14,000	(2)	Polo Ralph Lauren Corporation	1,094,800
		Beverages–0.5%
64,000	(1)(2)	Hansen Natural Corporation	1,800,320
		Commercial Services–1.1%
40,000	(1)(2)	Alliance Data Systems Corporation	2,588,400
50,000		Pharmaceutical Product Development, Inc.	1,579,500

		Total	4,167,900

		Distribution/Wholesale–1.1%
110,000	(2)	Fastenal Company	3,958,900
		Retail–4.8%
25,000		Abercrombie & Fitch Co.	1,686,000
150,000	(1)	Advance Auto Parts, Inc.	5,340,000
20,000	(2)	American Eagle Outfitters, Inc.	903,600
140,000	(1)(2)	Chico’s FAS, Inc.	3,325,000
110,000	(1)(2)	O’Reilly Automotive, Inc.	3,483,700
60,000	(1)(2)	The Cheesecake Factory Incorporated	1,662,000
30,000	(1)	Williams-Sonoma, Inc.	951,600

		Total	17,351,900

		Total Consumer Products	38,396,620

		Energy–23.9%
		Coal–3.5%
120,000		Arch Coal, Inc.	4,308,000
180,000	(2)	Peabody Energy Corporation	8,281,800

		Total	12,589,800

Shares			Value
Common Stocks (continued)
		Oil & Gas–7.9%
100,000	(1)	Newfield Exploration Company	$4,977,000
150,000		Noble Energy, Inc.	8,025,000
180,000		Patterson-UTI Energy, Inc.	4,986,000
60,000	(2)	Pioneer Natural Resources Company	2,613,000
60,000	(1)(2)	Plains Exploration and Production Company	2,824,800
130,000	(1)(2)	Southwestern Energy Company	5,476,900

		Total	28,902,700

		Oil & Gas Services–12.5%
90,000		Baker Hughes Incorporated	6,608,700
160,000	(2)	BJ Services Company	5,403,200
120,000	(1)	FMC Technologies, Inc.	7,201,200
120,000	(1)	Grant Prideco, Inc.	5,258,400
210,000	(1)	Oceaneering International, Inc.	9,158,100
200,000	(2)	Smith International, Inc.	8,472,000
80,000	(1)	Weatherford International Ltd.	3,592,800

		Total	45,694,400

		Total Energy	87,186,900

		Financials–8.3%
		Banks–1.7%
80,000	(2)	Commerce Bancorp, Inc.	2,780,800
90,000		TCF Financial Corporation	2,350,800
30,000		Wilmington Trust Corporation	1,246,800

		Total	6,378,400

		Diversified Financial Services–3.9%
50,000		A.G. Edwards, Inc.	2,892,500
120,000		Ameriprise Financial, Inc.	6,492,000
50,000		Legg Mason, Inc.	4,768,000

		Total	14,152,500

		Insurance–1.1%
70,000		W. R. Berkley Corporation	2,457,700
62,863		Fidelity National Title–Class A	1,423,218

		Total	3,880,918

		Real Estate Investment Trust Services–1.6%
40,000	(2)	Developers Diversified Realty Corporation	2,591,200
70,000		Weingarten Realty Investors	3,340,400

		Total	5,931,600

		Total Financials	30,343,418

		Healthcare–11.4%
		Healthcare Products–4.3%
120,000		DENTSPLY International, Inc.	3,831,600
66,000	(1)	Gen-Probe Incorporated	3,216,840
80,000	(1)(2)	Henry Schein, Inc.	4,122,400
90,000	(1)	Varian Medical Systems, Inc.	4,429,800

		Total	15,600,640

		Healthcare Services–4.7%
100,000	(1)	Community Health Systems, Inc.	3,500,000
100,000	(1)	Coventry Health Care, Inc.	4,813,000
72,000	(1)	Health Net, Inc.	3,322,080
72,000	(1)	Wellpoint, Inc.	5,448,240

		Total	17,083,320

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Shares			Value
Common Stocks (continued)
		Pharmaceuticals–2.4%
36,000		Allergan, Inc.	$4,196,880
50,000	(1)(2)	Cephalon, Inc.	3,737,500
30,000	(1)	VCA Anatech, Inc.	967,200

		Total	8,901,580

		Total Healthcare	41,585,540

		Industrials–9.8%
		Diversified Machinery–0.8%
66,000		Graco Inc.	2,756,820
		Electronics–3.3%
100,000		Amphenol Corporation	6,813,000
140,000	(1)	Jabil Circuit, Inc.	3,970,400
50,000		National Instruments Corporation	1,454,000

		Total	12,237,400

		Engineering & Construction–1.2%
50,000	(1)	Jacobs Engineering Group Inc.	4,193,500
		Metal Fabricate & Hardware–1.4%
70,000		Precision Castparts Corp.	5,282,200
		Pipelines–2.1%
80,000	(2)	Equitable Resources, Inc.	3,470,400
50,000		Questar Corporation	4,312,500

		Total	7,782,900

		Transportation–1.0%
70,000		Ryder System, Inc.	3,651,900

		Total Industrials	35,904,720

		Technology–14.6%
		Computers–5.0%
100,000	(1)	Cognizant Technology Solutions Corporation	8,156,000
90,000	(1)(2)	DST Systems, Inc.	5,616,000
80,000	(1)	Synopsys, Inc.	2,044,000
120,000	(1)(2)	Western Digital Corporation	2,462,400

		Total	18,278,400

		Semiconductors–8.2%
300,000		Applied Materials, Inc.	5,403,000
140,000	(1)(2)	Cypress Semiconductor Corporation	2,434,600
80,000	(2)	KLA-Tencor Corporation	4,133,600
200,000	(1)(2)	Lam Research Corporation	10,520,000
20,000		MEMC Electronic Materials, Inc.	796,000
100,000	(2)	Microchip Technology Incorporated	3,409,000
100,000	(1)(2)	Silicon Laboratories Inc.	3,222,000

		Total	29,918,200

		Software–1.4%
32,244		Fidelity National Information Services, Inc.	1,286,536
50,000	(1)	The Dun & Bradstreet Corporation	4,111,000

		Total	5,397,536

		Total Technology	53,594,136

		Total Common Stocks (identified cost $253,639,214)	$322,616,834

Shares			Value
Exchange Traded Funds–4.0%
100,000	(2)	Standard & Poor’s MidCap 400 Depositary Receipts Trust Series 1	$14,772,000

		Total Exchange Traded Funds (identified cost $13,222,404)	14,772,000

Short-Term Investments–22.0%
52,629,277		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	52,629,277
13,950,807		Fidelity Institutional Money Market Portfolio	13,950,807
13,826,698		Lehman Brothers Institutional Prime Money Fund	13,826,698

		Total Short-Term Investments (identified cost $80,406,782)	80,406,782

Certificates of Deposit–5.7%
2,007,218		Bank of Nova Scotia Yankee, 5.263%, 4/2/2008 (held as collateral for securities lending)	2,007,218
3,003,675		Credit Industriel et Commercial New York, 5.290%, 3/20/2008 (held as collateral for securities lending)	3,003,675
3,017,738		Deutsche Bank AG Yankee, 5.374%, 1/22/2008 (held as collateral for securities lending)	3,017,738
2,000,153		Dexia Bank Yankee, 5.278%, 1/25/2008 (held as collateral for securities lending)	2,000,153
2,493,356		Fortis Bank Yankee, 5.270%, 10/15/2007 (held as collateral for securities lending)	2,493,355
2,503,106		Societe Generale Yankee, 5.265%, 9/21/2007 (held as collateral for securities lending)	2,503,106
2,004,533		Suntrust Bank, 5.265%, 9/14/2007 (held as collateral for securities lending)	2,004,533
2,007,995		Unicredito Italiano Yankee, 5.310%, 5/2/2008 (held as collateral for securities lending)	2,007,995
2,013,211		Washington Mutual Bank, 5.404%, 4/18/2008 (held as collateral for securities lending)	2,013,211

		Total Certificates of Deposit (identified cost $21,050,984)	21,050,984

		Total Investments–119.9% (identified cost $368,319,384)	438,846,600

		Other Assets and Liabilities– net–(19.9)%	(73,302,632)

		Total Net Assets–100.0%	$365,543,968

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker dealers. See Note 3 to the financial statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Growth Fund seeks growth of capital and income. The Fund invests in common stocks of companies that are expected to achieve above-average growth in earnings.

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Growth style stocks are considered to be more susceptible to developments affecting the market/economy and the individual company than common stocks in general. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2006, Regions Morgan Keegan Select Growth Fund’s Class A Shares had a total return of 7.67%, based on net asset value. During the same period, the Standard & Poor’s 500 Index(1), the Fund’s benchmark, had a total return of 14.22% and the Standard & Poor’s Citigroup Growth Index(2) had a total return of 10.62% as growth stocks trailed the market once again. However, the Fund performed better than its peer group, the Lipper Large Cap Growth Index(3), which had a total return of 3.90% during the same period.

The Fund experienced above-average returns in five of the ten economic sectors in the Standard & Poor’s 500 Index. Investments in the energy, consumer staples, materials, financials and industrials sectors performed well. Investments in the information technology and utilities sectors had little relative effect on the Fund’s return, while investments in the consumer discretionary and healthcare sectors underperformed their respective Standard & Poor’s 500 Index sectors.

Individual stocks that led the Fund’s performance were: Nucor Corp., +78%; Cisco Systems, Inc., +57%; Oracle Corp., +51%; Schlumberger Ltd., +43%; and Exxon Mobil Corp., +32%. Investments that underperformed were: Yahoo! Inc., –28%; Advanced Auto Parts, Inc., –22%; Intel Corp., –20%; QUALCOMM, Inc., –20%; and Coventry Health Care, Inc., –19%.

With the Federal Reserve Board appearing to have concluded its interest rate hikes, the investment scenario appears favorable for further stocks gains in fiscal 2007. With the tremendous amount of liquidity available for equity investments, we feel that further market gains might be at hand.

Charles A. Murray, CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David P. McGrath, CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

TOP TEN EQUITY HOLDINGS†

AS OF NOVEMBER 30, 2006

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
XOM	Exxon Mobil Corp.	5.1%	GE	General Electric Co.	2.9%
JNJ	Johnson & Johnson	4.6%	PG	Proctor and Gamble Co.	2.7%
SLB	Schlumberger Ltd.	4.3%	CAT	Caterpillar, Inc.	2.4%
CSCO	Cisco Systems, Inc.	3.9%	UNH	UnitedHealth Group, Inc.	2.4%
MO	Altria Group, Inc.	3.0%	BHI	Baker Hughes, Inc.	2.3%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING		% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Energy	22.9%	Communications	7.5%
Healthcare	18.0%	Financials	4.9%
Consumer Products	16.2%	Basic Materials	4.6%
Industrials	11.0%	Utilities	1.4%
Technology	11.0%	Short-Term Investments	2.5%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)	The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Standard & Poor’s Citigroup Growth Index is a capitalization-weighted index of stocks in the Standard & Poor’s 500 Index having the highest price to book ratios. The index consists of approximately half of the Standard & Poor’s 500 Index on a market capitalization basis. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Lipper Large Cap Growth Index is the average return of the 30 largest large-cap growth funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class A Shares(1) from November 30, 1996 to November 30, 2006 compared to the Standard & Poor’s 500 Index(2), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class C Shares from the commencement of investment operations on January 7, 2002 to November 30, 2006 compared to the Standard & Poor’s 500 Index(2), a broad-based market index.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class I Shares from the commencement of investment operations on May 19, 2005 to November 30, 2006 compared to the Standard & Poor’s 500 Index(2), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	0.52%	1.75%	2.56%	5.04%	7.50%
(EXCLUDING SALES LOAD)(1)	6.37%	7.67%	3.73%	5.64%	7.92%
CLASS C SHARES***	5.06%	6.01%	N/A	N/A	2.71%
(EXCLUDING CDSC)	6.12%	7.08%	N/A	N/A	2.71%
CLASS I SHARES	6.54%	7.98%	N/A	N/A	11.35%
STANDARD & POOR’S 500 INDEX(2)	11.32%	14.22%	6.07%	8.05%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)	The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on April 20, 1992, January 7, 2002 and May 19, 2005, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Shares			Value
Common Stocks–97.1%

		Basic Materials–4.6%
		Iron/Steel–0.7%
50,000	(2)	Nucor Corporation	$2,992,500
		Mining–3.9%
220,000		Barrick Gold Corporation	6,916,800
200,000		Newmont Mining Corporation	9,382,000

		Total	16,298,800

		Total Basic Materials	19,291,300

		Communications–7.4%
		Internet–1.6%
14,000	(1)	Google Inc.	6,787,340
		Media–0.6%
60,000	(1)(2)	Comcast Corporation (Special Class A)	2,416,800
		Telecommunications–5.2%
600,000	(1)	Cisco Systems, Inc.	16,146,000
140,000		Motorola, Inc.	3,103,800
70,000		QUALCOMM Incorporated	2,561,300

		Total	21,811,100

		Total Communications	31,015,240

		Consumer Products–16.0%
		Agriculture–3.0%
150,000		Altria Group, Inc.	12,631,500
		Beverages–2.2%
150,000		PepsiCo, Inc.	9,295,500
		Biotechnology–3.6%
100,000	(1)(2)	Amgen Inc.	7,104,000
28,000	(1)(2)	Genentech, Inc.	2,289,000
90,000	(1)	Genzyme Corporation	5,801,400

		Total	15,194,400

		Cosmetics/Personal Care–2.7%
180,000		The Procter & Gamble Company	11,302,200
		Retail–4.5%
60,000	(2)	CVS Corporation	1,726,200
200,000	(2)	Lowe’s Companies, Inc.	6,032,000
30,000	(1)(2)	Starbucks Corporation	1,058,850
20,000		Target Corporation	1,161,800
140,000		The Home Depot, Inc.	5,315,800
80,000		Wal-Mart Stores, Inc.	3,688,000

		Total	18,982,650

		Total Consumer Products	67,406,250

		Energy–22.8%
		Oil & Gas–9.9%
280,000	(2)	Exxon Mobil Corporation	21,506,800
20,000	(2)	Noble Corporation	1,545,000
70,000	(2)	Noble Energy, Inc.	3,745,000
30,000		Sunoco, Inc.	2,044,800
60,000	(1)(2)	Transocean Inc.	4,677,000
160,000		XTO Energy Inc.	8,096,000

		Total	41,614,600

		Oil & Gas Services–12.9%
130,000	(2)	Baker Hughes Incorporated	9,545,900
260,000	(2)	BJ Services Company	8,780,200

Shares			Value
Common Stocks (continued)
80,000	(1)	FMC Technologies, Inc.	$4,800,800
140,000		Halliburton Company	4,723,600
40,000	(1)	Oceaneering International, Inc.	1,744,400
260,000		Schlumberger Limited	17,804,800
152,000	(2)	Smith International, Inc.	6,438,720

		Total	53,838,420

		Total Energy	95,453,020

		Financials–4.9%
		Banks–0.5%
40,000		Bank of America Corporation	2,154,000
		Diversified Financial Services–2.7%
100,000		American Express Company	5,872,000
100,000		Ameriprise Financial, Inc.	5,410,000

		Total	11,282,000

		Insurance–1.7%
100,000		American International Group, Inc.	7,032,000

		Total Financials	20,468,000

		Healthcare–18.0%
		Healthcare Products–5.9%
292,000		Johnson & Johnson	19,245,720
100,000		Medtronic, Inc.	5,213,000

		Total	24,458,720

		Healthcare Services–5.5%
100,000	(1)	Coventry Health Care, Inc.	4,813,000
60,000		Quest Diagnostics Incorporated	3,190,200
200,000		UnitedHealth Group Incorporated	9,816,000
70,000	(1)	WellPoint, Inc.	5,296,900

		Total	23,116,100

		Pharmaceuticals–6.6%
100,000		Abbott Laboratories	4,666,000
20,000		Allergan, Inc.	2,331,600
50,000	(1)	Caremark Rx, Inc.	2,365,000
32,000	(1)(2)	Forest Laboratories, Inc.	1,558,400
60,000	(1)(2)	Gilead Sciences, Inc.	3,957,600
300,000		Pfizer Inc.	8,247,000
90,000		Wyeth	4,345,200

		Total	27,470,800

		Total Healthcare	75,045,620

		Industrials–11.0%
		Aerospace/Defense–1.8%
120,000		United Technologies Corporation	7,743,600
		Electrical Components & Equipment–1.7%
80,000		Emerson Electric Co.	6,936,000
		Machinery-Construction & Mining–2.4%
160,000		Caterpillar Inc.	9,924,800
		Machinery-Diversified–0.9%
40,000		Deere & Company	3,840,000
		Miscellaneous Manufacturing–2.9%
340,000		General Electric Company	11,995,200
		Transportation–1.3%
70,000	(2)	United Parcel Service, Inc.	5,454,400

		Total Industrials	45,894,000

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Shares			Value
Common Stocks (continued)

		Technology–11.0%
		Computers–1.9%
40,000	(1)	Apple Computer, Inc.	$3,666,400
32,000	(1)(2)	Cognizant Technology Solutions Corporation	2,609,920
40,000	(1)(2)	Network Appliance, Inc.	1,571,200

		Total	7,847,520

		Semiconductors–6.6%
400,000	(2)	Applied Materials, Inc.	7,204,000
200,000		Intel Corporation	4,279,000
108,000		KLA-Tencor Corporation	5,580,360
120,000	(1)(2)	Lam Research Corporation	6,312,000
140,000		Texas Instruments Incorporated	4,137,000

		Total	27,512,360

		Software–2.5%
40,000	(1)	Citrix Systems, Inc.	1,149,600
500,000	(1)	Oracle Corporation	9,525,000

		Total	10,674,600

		Total Technology	46,034,480

		Utilities–1.4%
		Electric–1.4%
100,000	(1)	TXU Corp.	5,739,000

		Total Utilities	5,739,000

		Total Common Stocks (identified cost $300,728,310)	406,346,910

Short-Term Investments–11.4%
37,348,840		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	37,348,840
5,153,650		Fidelity Institutional Money Market Portfolio	5,153,650
5,076,937		Lehman Brothers Prime Money Fund	5,076,937

		Total Short-Term Investments (identified cost $47,579,427)	47,579,427

Certificates of Deposit–4.1%
2,002,450		Credit Industriel Et Comml NY, 5.290%, 3/20/08 (held as collateral for securities lending)	2,002,450
3,017,738		Deutsche Bank AG Yankee, 5.374%, 1/22/2008 (held as collateral for securities lending)	3,017,738
2,000,153		Dexia Bank Yankee, 5.278%, 1/25/2008 (held as collateral for securities lending)	2,000,153
1,994,684		Fortis Bank Yankee, 5.270%, 10/15/2007 (held as collateral for securities lending)	1,994,684

Shares		Value
Certificates of Deposit (continued)
2,503,106	Societe Generale Yankee, 5.265%, 9/21/2007 (held as collateral for securities lending)	$2,503,106
2,004,533	Suntrust Bank, 5.265%, 9/14/2007 (held as collateral for securities lending)	2,004,533
2,007,995	Unicredito Italiano Yankee, 5.310%, 05/02/08 (held as collateral for securities lending)	2,007,995
1,509,908	Washington Mutual Bank, 5.404%, 4/18/2008 (held as collateral for securities lending)	1,509,908

	Total Certificates of Deposit (identified cost $17,040,567)	17,040,567

	Total Investments–112.6% (identified cost $365,348,304)	470,966,904

	Other Assets and Liabilities– net–(12.6)%	(52,802,297)

	Total Net Assets–100.0%	$418,164,607

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker dealers. See Note 3 to the financial statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Core Equity Fund (formerly Regions Morgan Keegan Select LEADER Growth & Income Fund) seeks long-term growth of capital, current income and growth of income. The Fund typically invests in a combination of growth stocks and value stocks. By investing in a blend of stocks that demonstrate strong long-term earnings potential and undervalued stocks, the Fund seeks to achieve strong returns with less volatility.

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Growth style stocks are considered to be more susceptible to developments affecting the market/economy and the individual company than common stocks in general. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2006, Regions Morgan Keegan Select Core Equity Fund’s Class A Shares had a total return of 3.06%, based on net asset value. The Standard & Poor’s 500 Index(1) and the Lipper Large-Cap Core Funds Index(2), the Fund’s benchmarks, had total returns of 14.22% and 12.58%, respectively, during the same period. The past year presented several challenges for equity investors. A decline in stocks occurred in May as the Bank of Japan announced a move away from its zero interest rate policy. The implication of a contraction in global liquidity resulted in declines in financial markets and commodities. Stock investors moved quickly to take profits in stocks that had recently performed well. Several of our stocks, particularly in the energy sector, suffered during the decline.

Stocks marked time for four months, through the end of August and began to move higher in September in part as the result of a decline in energy prices. During the month of September, energy prices fell as the result of a mild hurricane season and the liquidation of various hedge fund energy positions. Again some of our energy stocks underperformed. Although holdings of integrated oil companies performed well in the portfolio, refiners underperformed. In the previous year, two of the top five stocks for performance in the Standard & Poor’s 500 Index were Sunoco, Inc. and Valero Energy Corp. The returns this year for the two stocks ranked them much lower. As volatility in these stocks increased this year, especially Sunoco, Inc., we gradually decreased our holdings.

This year, the portfolio owned one stock in the top five performers of the Standard & Poor’s 500 Index, Phelps Dodge Corp. With the proposed take over of Phelps Dodge Corp., the stock spiked to an all-time high and we reduced our position after the announcement in late November.

The financials sector benefited the portfolio, adding to performance. However, our underweighting in real estate investment trusts curtailed performance. In addition, because of the weak energy markets during the May through September period, the Fund underperformed this year.

Looking ahead to next year, an anticipated soft landing in the economic slowdown and a subsequent potential cut in short-term rates by the Federal Reserve Board could extend the stock market rally. We maintain a well diversified portfolio with a mix of growth and value stocks poised to take advantage of market conditions.

Walter A. Hellwig Senior Portfolio Manager Morgan Asset Management, Inc.	John B. Russell Assistant Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

TOP TEN EQUITY HOLDINGS†

AS OF NOVEMBER 30, 2006

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
BAC	Bank of America Corp.	4.3%	BNI	Burlington Northern Santa Fe Corp.	3.0%
TXU	TXU Corp.	3.4%	MET	MetLife, Inc.	2.9%
MO	Altria Group, Inc	3.4%	JPM	JP Morgan Chase & Co.	2.8%
GILD	Gilead Sciences, Inc	3.3%	NVDA	NVIDIA Corp.	2.6%
PD	Phelps Dodge Corp.	3.1%	LH	Laboratory Corp. of America Holdings	2.4%

†	The fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Financials	17.6%	Healthcare	7.7%
Consumer Products	16.6%	Utilities	5.9%
Technology	16.0%	Basic Materials	3.1%
Industrials	10.7%	Preferred Stocks	0.7%
Energy	10.2%	Short-Term Investments	2.1%
Communications	9.4%

†	The fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)	The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Lipper Large-Cap Core Funds Index consists of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the Standard & Poor’s 500 Index. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class A Shares from the commencement of investment operations on October 26, 2000 to November 30, 2006 compared to the Standard & Poor’s 500 Index(1), a broad-based market index, and the Lipper Large-Cap Core Funds Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

Regions Morgan Keegan Select Core Equity Fund—Class C Shares commenced investment operations on April 3, 2006. A performance chart will be provided after the share class has been in operation for a full year.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class I Shares from November 30, 1996 to November 30, 2006 compared to the Standard & Poor’s 500 Index(1), a broad-based market index, and the Lipper Large-Cap Core Funds Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(3)	-3.37%	-2.60%	1.64%	N/A	-1.24%
(EXCLUDING SALES LOAD)	2.26%	3.06%	2.80%	N/A	-0.32%
CLASS C SHARES***	1.14%	N/A	N/A	N/A	N/A
(EXCLUDING SALES LOAD)	2.16%	N/A	N/A	N/A	N/A
CLASS I SHARES(3)	2.42%	3.34%	3.07%	6.36%	9.07%
STANDARD & POOR’S 500 INDEX(1)	11.32%	14.22%	6.07%	8.05%	N/A
LIPPER LARGE-CAP CORE FUNDS INDEX(2)	9.96%	12.58%	5.02%	6.96%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)	The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Lipper Large-Cap Core Funds Index consists of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the Standard & Poor’s 500 Index. It is not possible to invest directly in an index.

(3)	The Fund began operations on February 18, 2005 as the successor to a substantially similar fund. On that date, the Fund merged with LEADER Growth & Income Fund, a series of LEADER Mutual Funds, and assumed that portfolio’s operating history and performance record. The Fund’s performance prior to February 18, 2005 is that of the Fund’s predecessor, the inception date of which was October 26, 2000 (Class A Shares) and September 1, 1994 (Class I Shares) and reflects fees and expenses paid by the predecessor fund’s Class A Shares and Class I Shares. Effective April 1, 2006, Regions Morgan Keegan Select LEADER Growth & Income Fund changed its name to Regions Morgan Keegan Select Core Equity Fund. The Fund’s Class C Shares commenced investment operations on April 3, 2006.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Shares			Value
Common Stocks–97.2%

		Basic Materials–3.1%
		Mining–3.1%
25,000		Phelps Dodge Corporation	$3,075,000

		Total Basic Materials	3,075,000

		Communications–9.4%
		Telecommunications–9.4%
45,000		AT&T Inc.	1,525,950
17,857	(1)	Ciena Corporation	448,925
60,000	(1)	Cisco Systems, Inc.	1,614,600
95,000	(1)	Corning Incorporated	2,048,200
250,000	(1)	Level 3 Communications, Inc.	1,335,000
25,000		QUALCOMM Incorporated	914,750
150,000	(1)	Tellabs, Inc.	1,506,000

		Total	9,393,425

		Total Communications	9,393,425

		Consumer Products–16.6%
		Agriculture–3.4%
40,000		Altria Group, Inc.	3,368,400
		Apparel–1.3%
30,000	(1)	Coach, Inc.	1,296,300
		Automotive–0.6%
80,000		Ford Motor Company	650,400
		Cosmetics–1.0%
16,000		The Procter & Gamble Company	1,004,640
		Home Builders–2.0%
75,000		D.R. Horton, Inc.	1,998,000
		Household Products–0.8%
10,000		Fortune Brands, Inc.	809,000
		Retail–7.5%
10,000		Best Buy Co., Inc.	549,700
25,000	(1)	GameStop Corp.	1,401,250
20,000		J. C. Penney Company, Inc.	1,546,800
20,000		Limited Brands, Inc.	633,800
50,000		Lowe’s Companies, Inc.	1,508,000
15,000		Nordstrom, Inc.	735,300
20,000		The TJX Companies, Inc.	548,400
15,000		Walgreen Co.	607,350

		Total	7,530,600

		Total Consumer Products	16,657,340

		Healthcare–7.7%
		Health Care Services–3.4%
25,000		Aetna Inc.	1,032,750
34,000	(1)	Laboratory Corporation of America Holdings	2,407,200

		Total	3,439,950

		Pharmaceuticals–4.3%
50,000	(1)	Gilead Sciences, Inc.	3,298,000
35,000		Pfizer Inc.	962,150

		Total	4,260,150

		Total Healthcare	7,700,100

Shares			Value
Common Stocks (continued)

		Energy–10.2%
		Oil & Gas–10.2%
25,000		ConocoPhillips	$1,682,500
10,000		Devon Energy Corporation	733,700
25,000		Exxon Mobil Corporation	1,920,250
10,000		Marathon Oil Corporation	943,800
20,000		Suncor Energy Inc.	1,580,400
30,000		Valero Energy Corporation	1,652,100
25,000		Schlumberger Limited	1,712,000

		Total Energy	10,224,750

		Financials–17.6%
		Banks–9.2%
80,000		Bank of America Corporation	4,308,000
36,600		Mellon Financial Corporation	1,472,418
25,000		Wachovia Corporation	1,354,750
60,400		Wells Fargo & Company	2,128,496

		Total	9,263,664

		Diversified Financial Services–5.5%
60,000		JPMorgan Chase & Co.	2,776,800
10,000		Lehman Brothers Holdings Inc.	736,700
10,000		The Goldman Sachs Group, Inc.	1,948,000

		Total	5,461,500

		Insurance–2.9%
50,000		MetLife, Inc.	2,936,500

		Total Financials	17,661,664

		Industrials–10.7%
		Aerospace/Defense–2.9%
25,000		Raytheon Company	1,276,000
25,000		United Technologies Corporation	1,613,250

		Total	2,889,250

		Building Materials–1.1%
25,000		Eagle Materials Inc.	1,075,000
		Conglomerate–1.4%
40,000		General Electric Company	1,411,200
		Transportation–5.3%
40,000		Burlington Northern Santa Fe Corporation	3,006,400
65,000		CSX Corporation	2,330,900

		Total	5,337,300

		Total Industrials	10,712,750

		Technology–16.0%
		Computers–3.8%
50,000	(1)	EMC Corporation	655,500
35,000		Hewlett-Packard Company	1,381,100
25,000	(1)	Network Appliance, Inc.	982,000
150,000	(1)	Sun Microsystems, Inc.	813,000

		Total	3,831,600

		Semiconductors–9.5%
15,000		Analog Devices, Inc.	487,800
35,000	(1)	Broadcom Corporation	1,149,050
105,000		Intel Corporation	2,246,475

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Shares			Value
Common Stocks (continued)
24,000		KLA-Tencor Corporation	$1,240,080
70,000	(1)	NVIDIA Corporation	2,589,300
15,000		Texas Instruments Incorporated	443,250
50,000		Xilinx, Inc.	1,341,000

		Total	9,496,955

		Software–2.7%
40,000	(1)	Intuit Inc.	1,260,800
75,000	(1)	Oracle Corporation	1,428,750

		Total	2,689,550

		Total Technology	16,018,105

		Utilities–5.9%
		Electric–5.9%
30,000	(1)	Allegheny Energy, Inc.	1,330,800
35,000		Duke Energy Corporation	1,110,200
60,000		TXU Corp.	3,443,400

		Total	5,884,400

		Total Utilities	5,884,400

		Total Common Stocks (identified cost $77,507,729)	97,327,534

Preferred Stocks–0.8%
30,000		Harris Preferred Capital	764,400

		Total Preferred Stocks (identified cost $750,000)	764,400

Short-Term Investments–2.1%
1,064,853		Fidelity Institutional Money Market Portfolio	1,064,853
1,061,104		Lehman Brothers Prime Money Fund	1,061,104

		Total Short-Term Investments (identified cost $2,125,957)	2,125,957

		Total Investments–100.1% (identified cost $80,383,686)	100,217,891

		Other Assets and Liabilities– net–(0.1)%	(128,319)

		Total Net Assets–100.0%	$100,089,572

(1)	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Mid Cap Value Fund seeks long-term capital appreciation. The Fund invests its assets primarily in equity securities of companies with mid-capitalizations (i.e., companies whose market capitalization fall within the range tracked by the Russell Mid Cap Value Index at the time of purchase) that are judged by the Adviser to be undervalued.

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2006, Regions Morgan Keegan Select Mid Cap Value Fund’s Class A Shares had a total return of 9.75%, based on net asset value. The Russell Mid Cap Value Index(1), the Fund’s benchmark, set a challenging pace with its total return of 20.16% during the same period. For much of the first half of the year, this market performance was largely driven by a handful of sectors such as energy and utilities, continuing the trends of 2005. However, in the second and third fiscal quarters of 2006, we began to observe a broadening of investor interest across multiple sectors and industries along with increased investor concern about the U.S. macroeconomic environment.

From a sector perspective, the Fund’s holdings in the materials, industrials, energy, and information technology areas were some of the key positive contributors to overall performance relative to the Fund’s benchmark. With respect to specific stocks, the Fund benefited from strong contributions by Manpower, Inc., Markel Corp., Aramark Corp., Universal Compression Holdings, Inc. and Compass Minerals International, Inc. Several of the Fund’s holdings, including Sybron Dental Specialties, Inc. and Commonwealth Telephone Enterprises, Inc., were acquired during the period and contributed favorably to the Fund’s performance.

Fund holdings that most adversely impacted performance were observed in the consumer discretionary sector, particularly our media stocks, along with several healthcare holdings. In general, the Fund’s consumer discretionary stocks were under pressure due to concerns about consumer buying power in an environment of rising interest rates and higher commodity prices, as well as the maturing real estate boom. In particular, our contrarian exposure to media related stocks within the consumer discretionary sector adversely affected Fund performance. Many investors believe that newer media will permanently reduce valuations for traditional media such as radio, including Radio One, Inc. and Entercom Communications Corp., and newspapers such as McClatchy Co. We made the decision to completely exit those positions during the year, an acknowledgement of the challenges for some industry participants. However, we continue to invest selectively in traditional media stocks, despite industry headwinds, where the valuations, business franchises, and prospects are likely to remain attractive.

In our view, the opportunity for equity investors remains attractive as we approach 2007. The U.S. equity markets remain relatively strong as evidenced by a continued surge in large-cap stocks represented by the Dow Jones Industrial Average. Currently, the economy is experiencing an orderly slowdown, which has largely been driven by the Federal Reserve Board’s record of a tight monetary policy. While the risk of a recession cannot be ignored, we believe that the odds have improved for the economy to experience a “soft landing” as adequate strength in the service sector, reasonable growth in consumer spending and a fairly stable employment environment will offset the slowdown in the housing and auto sectors.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

Additionally, the market continues to experience a wave of takeovers and buyouts. 2006 was the busiest takeover year since the end of the 1990’s bull market. We are encouraged by this activity, but are watching closely for signs of excess in the leveraged buyout market. As the market indices continue to reach record levels, value-oriented opportunities will likely become less numerous. In the present market environment, however, we still see select opportunities in companies with solid managements, strong cash flows and positive long-term trends.

Eric T. McKissack, CFA Chief Investment Officer Channing Capital Management, LLC

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. and Channing Capital Management, LLC disclaim any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

TOP TEN EQUITY HOLDINGS†

AS OF NOVEMBER 30, 2006

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
MKL	Markel Corp.	4.3%	ARG	Airgas, Inc.	3.4%
TRB	Tribune Co.	4.0%	RX	IMS Health, Inc.	3.3%
TSG	Sabre Holdings Corp.	3.9%	BCO	Brinks Co.	3.2%
DNB	Dun & Bradstreet Corp.	3.5%	LM	Legg Mason, Inc.	3.2%
BDK	Black & Decker Corp.	3.5%	RSG	Republic Services, Inc.	3.1%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING		% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Consumer Products	28.0%	Technology	6.8%
Financials	26.1%	Basic Materials	5.6%
Communications	10.1%	Utilities	2.4%
Industrials	9.9%	Energy	1.6%
Healthcare	6.7%	Short-Term Investments	2.8%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)	The Russell Mid Cap Value Index tracks equity securities of medium-sized companies whose market capitalization falls within the $1.4 billion to $19 billion range. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class A Shares(1) from the commencement of investment operations on December 9, 2002 to November 30, 2006 compared to the Russell Mid Cap Value Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class C Shares from the commencement of investment operations on December 9, 2002 to November 30, 2006 compared to the Russell Mid Cap Value Index(2).

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class I Shares from the commencement of investment operations on May 10, 2005 to November 30, 2006 compared to the Russell Mid Cap Value Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2006	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	1.94%	3.71%	12.41%
(EXCLUDING SALES LOAD)(1)	7.87%	9.75%	14.02%
CLASS C SHARES***	6.67%	8.03%	13.48%
(EXCLUDING CDSC)	7.75%	9.13%	13.48%
CLASS I SHARES	8.05%	10.03%	12.32%
RUSSELL MID CAP VALUE INDEX(2)	11.86%	20.16%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund.

(2)	The Russell Mid Cap Value Index tracks equity securities of medium-sized companies whose market capitalization falls within the $1.4 billion to $19 billion range. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares and Class C Shares commenced investment operations on December 9, 2002 and the Fund’s Class I Shares commenced investment operations on May 10, 2005.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Shares			Value
Common Stocks–97.2%

		Basic Materials–5.5%
		Chemicals–3.4%
61,900		Airgas, Inc.	$2,633,845
		Mining–2.1%
49,800		Compass Minerals International, Inc.	1,648,380

		Total Basic Materials	4,282,225

		Communications–10.1%
		Advertising–2.5%
19,000		Omnicom Group Inc.	1,941,040
		Media–4.0%
97,900		Tribune Company	3,113,220
		Telecommunications–3.6%
13,000		Anixter International Inc.	762,060
47,800	(2)	Commonwealth Telephone Enterprises, Inc.	1,991,826

		Total	2,753,886

		Total Communications	7,808,146

		Consumer Products–28.0%
		Commercial Services–9.8%
61,700		Accenture Ltd.	2,079,290
57,100	(2)	Equifax Inc.	2,169,229
46,100	(1)	Hewitt Associates, Inc.	1,170,940
30,300		Manpower Inc.	2,151,300

		Total	7,570,759

		Food–5.0%
44,500		H. J. Heinz Company	1,978,025
39,800		The J.M. Smucker Company	1,913,584

		Total	3,891,609

		Leisure Time–6.3%
42,900	(2)	Royal Caribbean Cruises Ltd.	1,821,105
109,700		Sabre Holdings Corporation	3,009,071

		Total	4,830,176

		Lodging–2.5%
24,264		Harrah’s Entertainment, Inc.	1,909,577
		Office Furnishings–2.4%
103,100	(2)	Steelcase Inc.	1,824,870
		Retail–2.0%
54,000	(2)	CVS Corporation	1,553,580

		Total Consumer Products	21,580,571

		Energy–1.6%
		Oil & Gas Services–1.6%
19,600	(1)(2)	Universal Compression Holdings, Inc.	1,233,820

		Total Energy	1,233,820

		Financials–26.2%
		Banks–2.9%
48,000		Marshall & Ilsley Corporation	2,197,920
		Diversified Financial Services–10.8%
16,600	(1)(2)	Affiliated Managers Group, Inc.	1,695,026
26,000		Legg Mason, Inc.	2,479,360
9,200		The Student Loan Corporation	1,904,400
51,800	(2)	T. Rowe Price Group, Inc.	2,244,494

		Total	8,323,280

Shares			Value
Common Stocks (continued)
		Insurance–12.5%
78,000		Assured Guaranty Ltd.	$2,016,300
54,000		Aon Corporation	1,926,720
34,800	(2)	MBIA Inc.	2,423,820
7,386	(1)(2)	Markel Corporation	3,307,081

		Total	9,673,921

		Total Financials	20,195,121

		Healthcare–6.7%
		Healthcare Products–2.3%
33,500	(2)	The Cooper Companies, Inc.	1,807,995
		Healthcare Services–2.4%
49,600	(1)(2)	Lincare Holdings Inc.	1,868,432
		Pharmaceuticals–2.0%
38,100	(2)	Omnicare, Inc.	1,512,189

		Total Healthcare	5,188,616

		Industrials–9.9%
		Environmental Control–3.2%
58,600		Republic Services, Inc.	2,430,728
		Hand/Machine Tools–3.5%
31,300		The Black & Decker Corporation	2,688,044
		Miscellaneous Manufacturing–3.2%
44,600		The Brink’s Company	2,503,844

		Total Industrials	7,622,616

		Technology–6.8%
		Software–6.8%
32,700	(1)(2)	The Dun & Bradstreet Corporation	2,688,594
94,000		IMS Health Incorporated	2,582,180

		Total Technology	5,270,774

		Utilities–2.4%
		Electric–2.4%
66,700	(1)(2)	DPL Inc.	1,864,932

		Total Utilities	1,864,932

		Total Common Stocks (identified cost $57,758,871)	75,046,821

Short-Term Investments–26.9%
18,540,223		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	18,540,223
1,096,744		Fidelity Institutional Money Market Portfolio	1,096,744
1,080,728		Lehman Brothers Institutional Prime Money Fund	1,080,728

		Total Short-Term Investments (identified cost $20,717,695)	20,717,695

		Total Investments–124.1% (identified cost $78,476,566)	95,764,516

		Other Assets and Liabilities– net–(24.1)%	(18,570,959)

		Total Net Assets–100.0%	$77,193,557

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker dealers. See Note 3 to the financial statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Value Fund seeks income and growth of capital. The Fund invests in common and preferred stocks according to a sector-weighting strategy in which attractive market valuation levels are assigned priority over prospects for future earnings growth.

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Despite challenges in the equity market, Regions Morgan Keegan Select Value Fund produced double-digit returns for the second consecutive year. However, due to the weak energy markets from May through September, the Fund underperformed this year compared to its benchmark. For the fiscal year ended November 30, 2006, the Fund’s Class A Shares had a total return of 10.19%, based on net asset value. The Standard & Poor’s 500 Citigroup Value Index(1), the Fund’s benchmark, had a total return of 18.01% during the same period.

The past year presented several challenges for equity investors. A decline in stocks occurred in May as the Bank of Japan announced a move away from its zero interest rate policy. The anticipation of a contraction in global liquidity resulted in declines in financial markets and commodities. Stock investors moved quickly to take profits in stocks that had recently performed well. Several of our stocks, particularly in the energy sector, suffered during the decline.

Stocks marked time for four months, through the end of August and began to move higher in September in part as the result of a decline in energy prices. During the month of September, energy prices fell as the result of a mild hurricane season and the liquidation of various hedge fund energy positions. Some of our energy stocks underperformed. Although holdings of integrated oil companies performed well in the portfolio, natural gas and refining stocks underperformed. Holdings of Apache Corp., Southwestern Energy Co. and Sunoco, Inc. contributed to underperformance. The materials sector provided out-performance with the holdings of Phelps Dodge Corp. and Vulcan Materials Co. contributing most. In the financials sector, Goldman Sachs Group, Inc. was the top performer.

Looking ahead to next year, our portfolio of value stocks could especially benefit from a “soft landing” in the economy and subsequent potential interest rate cuts from the Federal Reserve Board.

Walter A. Hellwig

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

TOP TEN EQUITY HOLDINGS†

AS OF NOVEMBER 30, 2006

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
MO	Altria Group, Inc.	4.0%	MON	Monsanto Company	2.8%
COP	ConocoPhillips .	4.0%	TLT	iShares Lehman 20+ Year Treasury Bond	2.7%
GS	Goldman Sachs Group, Inc.	3.4%	TXU	TXU Corp.	2.5%
BAC	Bank of America Corp.	3.2%	AMAT	Applied Materials, Inc.	2.5%
LEH	Lehman Brothers Holdings, Inc.	2.9%	VZ	Verizon Communications, Inc.	2.5%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Financials	25.3%	Industrials	6.6%
Energy	21.1%	Technology	6.4%
Consumer Products	9.2%	Exchange Traded Funds	4.9%
Basic Materials	8.7%	Healthcare	2.3%
Communications	7.4%	Short-Term Investments	1.0%
Utilities	7.1%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)	The Standard & Poor’s 500 Citigroup Value Index is a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 market capitalization and is comprised of those companies with value characteristics based on a series of ratios. (The Standard & Poor’s 500 Barra Value Index, which the Fund has used in the past as its benchmark, ceased to exist on June 30, 2006. The Standard & Poor’s 500 Barra Value Index was also a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 Index market capitalization and was comprised of those companies with lower price-to-book ratios.) The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class A Shares(1) from November 30, 1996 to November 30, 2006 compared to the Standard & Poor’s 500 Citigroup Value Index(2), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class C Shares from the commencement of investment operations on February 21, 2002 to November 30, 2006 compared to the Standard & Poor’s 500 Citigroup Value Index(2), a broad-based market index.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class I Shares from the commencement of investment operations on June 16, 2004 to November 30, 2006 compared to the Standard & Poor’s 500 Citigroup Value Index(2), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-0.88%	4.13%	4.63%	5.46%	8.22%
(EXCLUDING SALES LOAD)(1)	4.88%	10.19%	5.82%	6.06%	8.73%
CLASS C SHARES***	3.45%	8.31%	N/A	N/A	6.17%
(EXCLUDING CDSC)	4.49%	9.41%	N/A	N/A	6.17%
CLASS I SHARES	4.96%	10.46%	N/A	N/A	12.42%
STANDARD & POOR’S 500 CITIGROUP VALUE INDEX(2)	11.11%	18.01%	10.30%	9.08%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)	The Standard & Poor’s 500 Citigroup Value Index is a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 market capitalization and is comprised of those companies with value characteristics based on a series of ratios. (The Standard & Poor’s 500 Barra Value Index, which the Fund has used in the past as its benchmark, ceased to exist on June 30, 2006. The Standard & Poor’s 500 Barra Value Index was also a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 Index market capitalization and was comprised of those companies with lower price-to-book ratios and had the same returns for the periods shown as the Standard & Poor’s 500 Citigroup Value Index.) Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 19, 1994, February 21, 2002 and June 16, 2004, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Shares			Value
Common Stocks–94.2%

		Basic Materials–8.7%
		Chemicals–3.0%
25,000	(1)	Hercules Incorporated	$465,750
150,000		Monsanto Company	7,210,500

		Total	7,676,250

		Iron/Steel–1.3%
55,000		Nucor Corporation	3,291,750
		Mining–4.4%
50,000		Newmont Mining Corporation	2,345,500
35,000		Phelps Dodge Corporation	4,305,000
50,000		Vulcan Materials Company	4,436,000

		Total	11,086,500

		Total Basic Materials	22,054,500

		Communications–7.4%
		Media–0.1%
9,000		Idearc Inc.	247,860
		Telecommunications–7.3%
150,000		AT&T Inc.	5,086,500
65,000		BellSouth Corporation	2,898,350
50,000		Embarq Corporation	2,572,500
50,000		QUALCOMM Incorporated	1,829,500
180,000		Verizon Communications Inc.	6,289,200

		Total	18,676,050

		Total Communications	18,923,910

		Consumer Products–9.2%
		Agriculture–4.5%
120,000		Altria Group, Inc.	10,105,200
20,000		Reynolds American Inc.	1,284,800

		Total	11,390,000

		Auto Manufacturers–1.4%
30,000		Toyota Motor Corp.	3,601,500
		Home Builders–0.5%
25,000		KB Home	1,292,250
		Retail–2.8%
50,000		Costco Wholesale Corporation	2,615,000
60,000		Federated Department Stores, Inc.	2,525,400
40,000		Nordstrom, Inc.	1,960,800

		Total	7,101,200

		Total Consumer Products	23,384,950

		Energy–21.1%
		Coal–1.1%
60,000		Peabody Energy Corporation	2,760,600
		Oil & Gas–17.6%
50,000		Chevron Corporation	3,616,000
150,000		ConocoPhillips	10,095,000
35,000		Diamond Offshore Drilling, Inc.	2,716,700
65,000		Exxon Mobil Corporation	4,992,650
50,000		Hess Corporation	2,513,500
50,000		Marathon Oil Corporation	4,719,000
75,000		Suncor Energy Inc.	5,926,500
80,000	(1)	Transocean Inc.	6,236,000

Shares			Value
Common Stocks (continued)
70,000		Valero Energy Corporation	$3,854,900

		Total	44,670,250

		Oil & Gas Services–2.4%
90,000		Schlumberger Limited	6,163,200

		Total Energy	53,594,050

		Financials–25.3%
		Banks–6.6%
151,000		Bank of America Corporation	8,131,350
100,000		U.S. Bancorp	3,364,000
150,000		Wells Fargo & Company	5,286,000

		Total	16,781,350

		Diversified Financial Services–8.5%
110,000		Citigroup Inc.	5,454,900
100,000		Lehman Brothers Holdings Inc.	7,367,000
45,000		The Goldman Sachs Group, Inc.	8,766,000

		Total	21,587,900

		Insurance–10.2%
75,000		ACE Limited	4,263,000
75,000		American International Group, Inc.	5,274,000
150,000		Loews Corporation	5,988,000
100,000		Principal Financial Group, Inc.	5,775,000
90,000		The Chubb Corporation	4,658,400

		Total	25,958,400

		Total Financials	64,327,650

		Healthcare–2.3%
		Healthcare-Services–0.9%
30,000	(1)	WellPoint, Inc.	2,270,100
		Pharmaceuticals–1.4%
40,000	(1)	Medco Health Solutions, Inc.	2,008,400
60,000		Pfizer Inc	1,649,400

		Total	3,657,800

		Total Healthcare	5,927,900

		Industrials–6.6%
		Building Materials–0.8%
50,000		Eagle Materials Inc.	2,150,000
		Engineering and Construction–0.9%
25,000		Fluor Corporation	2,177,000
		Miscellaneous Manufacturer–1.7%
125,000		General Electric Company	4,410,000
		Transportation–3.2%
55,000		Burlington Northern Santa Fe Corporation	4,133,800
110,000		CSX Corporation	3,944,600

		Total	8,078,400

		Total Industrials	16,815,400

		Technology–6.5%
		Computers–1.7%
80,000		Hewlett-Packard Company	3,156,800
200,000	(1)	Sun Microsystems, Inc	1,084,000

		Total	4,240,800

REGIONS MORGAN KEEGAN SELECT VALUE FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Shares			Value
Common Stocks (continued)
		Semiconductors–4.8%
350,000		Applied Materials, Inc.	$6,303,500
80,000		Intel Corporation	1,711,600
50,000	(1)	Micron Technology, Inc.	730,000
140,000		National Semiconductor Corporation	3,386,600

		Total	12,131,700

		Total Technology	16,372,500

		Utilities–7.1%
		Electric–7.1%
75,000	(1)	Allegheny Energy, Inc.	3,327,000
100,000		Duke Energy Corporation	3,172,000
150,000	(1)	The AES Corporation	3,505,500
110,000		TXU Corp.	6,312,900
75,000		Xcel Energy Inc.	1,722,000

		Total Utilities	18,039,400

		Total Common Stocks (identified cost $187,107,035)	239,440,260

Exchange Traded Funds–4.9%
55,000		iShares Lehman Aggregate Bond	5,558,850
75,000		iShares Lehman 20+ Year Treasury Bond	6,864,750

		Total Exchange Traded Funds (identified cost $11,786,406)	12,423,600

Short-Term Investments–1.0%
1,281,980		Fidelity Institutional Money Market Portfolio	1,281,980
1,203,614		Lehman Brothers Institutional Prime Money Fund	1,203,614

		Total Short-Term Investments (identified cost $2,485,594)	2,485,594

		Total Investments–100.1% (identified cost $201,379,036)	254,349,454

		Other Assets and Liabilities– net–(0.1%)	(1,413)

		Total Net Assets–100.0%	$254,348,041

(1)	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Balanced Fund seeks total return through capital appreciation, dividends and interest. The Fund invests primarily in common and preferred stocks, convertible securities, and fixed-income securities.

INVESTMENT RISKS:    Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2006, Regions Morgan Keegan Select Balanced Fund’s Class A Shares had a total return of 8.51%, based on net asset value. The Standard & Poor’s 500 Index(1) had a total return of 14.22% during the same period. The bond market, as measured by the Lehman Brothers Government/Credit Total Index(2) had a total return of 5.56% during the same period. A market-index return of 60% Standard & Poor’s 500 Index and 40% Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(3) was 10.56%.

The Fund’s largest equity sector weight, like last year, was energy. We continue to believe that the energy infrastructure has suffered from years of under-investment. The continued and sustained strength in energy prices was further proof to us that massive capital spending will be needed to repair and upgrade existing facilities and to invest in exploration for future production. While this is about the same outlook as last year, we feel that the sector continues to warrant an over-weighted position.

Other sectors that look attractive are financials and materials. The flat yield curve has put pressure on banks’ operating margins and, as the economy cools, the potential for the Federal Reserve Board to reduce interest rates might lead to a normally sloped curve allowing for somewhat larger operating margins. Stocks in the materials sector still appear attractive due to foreign demand. We view the consumer discretionary sector less favorably as high energy prices, increased credit card payments, upward pressure in adjustable-rate mortgages and a near full employment situation might lead to a reduction in the growth of discretionary spending.

Individual stocks that contributed to performance were: Agnico Eagle Mines, Ltd., +200%; Phelps Dodge Corp., +81%; UST, Inc., 45%; Oceaneering International, Inc., +71%; and Deere & Co., +38%. Stocks that failed to provide positive returns were: Intel Corp., –20%; QUALCOMM, Inc., –20%; Coventry Health Care, Inc., –19%; Unitedhealth Group, Inc., –18%; and SkyWest, Inc., –15%.

The bond portion of the Fund showed slightly better results compared to fiscal year 2005, but the 4.5% current yield on the U.S. Treasury 10-year bond is still below long-term historical yields. In this continuing low rate environment, increasing the overall yield of the portfolio will be difficult. Looking to fiscal year 2007, we continue to feel that stocks offer a greater opportunity for higher total returns than bonds.

Charles A. Murray, CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

TOP TEN EQUITY HOLDINGS†

AS OF NOVEMBER 30, 2006

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
XOM	Exxon Mobil Corp.	3.5%	ABX	Barrick Gold Corp.	1.8%
SLB	Schlumberger Ltd.	3.1%	JNJ	Johnson & Johnson	1.8%
MO	Altria Group, Inc.	2.1%	DVN	Devon Energy Corp.	1.7%
GE	General Electric Co.	2.0%	LOW	Lowe’s Companies, Inc.	1.7%
NEM	Newmont Mining Corp.	1.9%	C	Citigroup, Inc.	1.7%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Energy	16.5%
Consumer Products	11.2%
Financials	9.4%
Healthcare	7.1%
Industrials	6.3%
Basic Materials	5.4%
Technology	4.8%
Communications	4.8%
Exchange Traded Funds	1.0%
Utilities	0.7%

Total	67.2%

†	The Fund’s composition is subject to change.

FIXED INCOME DIVERSIFICATION†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Corporate Bonds	9.9%
U. S. Treasury Obligations	7.7%
Government & Agency Securities	5.2%
Mortgage-Backed Securities	3.6%
Short-Term Investments	6.4%

Total	32.8%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)	The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Lehman Brothers Government/Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance.

(3)	The Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is a 60%/40% weight between the two indexes. It is sometimes used as a standard market mix to measure a balanced fund’s performance against market indexes. The Fund’s asset allocation allowed by the prospectus is between 75% equity securities and 25% fixed income securities to 25% equity securities and 75% fixed income securities. The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class A Shares(1) from November 30, 1996 to November 30, 2006 compared to the Standard & Poor’s 500 Index(2) and the Lehman Brothers Government/Credit Total Index(2), two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class C Shares from the commencement of investment operations on January 14, 2002 to November 30, 2006 compared to the Standard & Poor’s 500 Index(2) and the Lehman Brothers Government/Credit Total Index(2), two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2).

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class I Shares from the commencement of investment operations on September 1, 2005 to November 30, 2006 compared to the Standard & Poor’s 500 Index(2) and the Lehman Brothers Government/Credit Total Index(2), two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-0.11%	2.54%	4.01%	5.86%	7.65%
(EXCLUDING SALES LOAD)(1)	5.71%	8.51%	5.20%	6.46%	8.16%
CLASS C SHARES***	4.25%	6.62%	N/A	N/A	4.61%
(EXCLUDING CDSC)	5.30%	7.69%	N/A	N/A	4.61%
CLASS I SHARES	5.83%	8.76%	N/A	N/A	8.71%
STANDARD & POOR’S 500 INDEX(2)	11.32%	14.22%	6.07%	8.05%	N/A
LEHMAN BROTHERS GOVERNMENT/CREDIT TOTAL INDEX(2)	6.03%	5.56%	5.16%	6.22%	N/A
STANDARD & POOR’S 500 INDEX / MERRILL LYNCH 1-10 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX(2)	8.67%	10.56%	5.57%	7.42%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)	The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks representing all major industries. The Lehman Brothers Government/Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is a 60%/40% weight between the two indexes. (Returns greater than one year assume rebalancing at the end of each fiscal year.) The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. Total returns for the indexes shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund, are not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 18, 1994, January 14, 2002 and September 1, 2005, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Shares			Value
Common Stocks–65.4%

		Basic Materials–5.4%
		Iron/Steel–0.4%
10,000		United States Steel Corporation	$747,900
		Mining–5.0%
30,000	(2)	Agnico-Eagle Mines Limited	1,317,900
100,000		Barrick Gold Corporation	3,144,000
70,000		Newmont Mining Corporation	3,283,700
12,000	(2)	Vulcan Materials Company	1,064,640

		Total	8,810,240

		Total Basic Materials	9,558,140

		Communications–4.7%
		Internet–1.8%
5,000	(1)	Google Inc.	2,424,050
40,000	(1)(2)	Symantec Corporation	848,800

		Total	3,272,850

		Media–0.4%
16,000	(1)(2)	Comcast Corporation (Special Class A)	644,480
		Telecommunications–2.5%
25,714	(1)(2)	Ciena Corporation	646,450
70,000	(1)	Cisco Systems, Inc.	1,883,700
40,000		Motorola, Inc.	886,800
30,000		QUALCOMM Incorporated	1,097,700

		Total	4,514,650

		Total Communications	8,431,980

		Consumer Products–11.1%
		Agriculture–2.7%
44,000		Altria Group, Inc.	3,705,240
20,000	(2)	UST Inc.	1,119,600

		Total	4,824,840

		Airlines–0.6%
40,000		SkyWest, Inc.	1,008,800
		Beverages–1.1%
32,000		PepsiCo, Inc.	1,983,040
		Biotechnology–2.4%
22,000	(1)(2)	Amgen, Inc.	1,562,880
8,000	(1)(2)	Biogen Idec Inc.	418,080
12,000	(1)(2)	Genentech, Inc.	981,000
20,000	(1)	Genzyme Corporation	1,289,200

		Total	4,251,160

		Cosmetics/Personal Care–0.9%
24,000		The Procter & Gamble Company	1,506,960
		Retail–3.4%
100,000	(2)	Lowe’s Companies, Inc.	3,016,000
14,000	(1)(2)	Starbucks Corporation	494,130
40,000		The Home Depot, Inc.	1,518,800
24,000		Wal-Mart Stores, Inc.	1,106,400

		Total	6,135,330

		Total Consumer Products	19,710,130

		Energy–16.2%
		Coal–0.5%
24,000		Arch Coal, Inc.	861,600

Shares			Value
Common Stocks (continued)
		Oil & Gas–8.1%
42,000		Devon Energy Corporation	$3,081,540
80,000		Exxon Mobil Corporation	6,144,800
32,000		Occidental Petroleum Corporation	1,610,880
32,000		Sunoco, Inc.	2,181,120
28,000		XTO Energy Inc.	1,416,800

		Total	14,435,140

		Oil & Gas Services–7.6%
48,000	(2)	BJ Services Company	1,620,960
32,000		Halliburton Company	1,079,680
16,000	(1)(2)	Lone Star Technologies, Inc.	839,360
56,000	(1)	Oceaneering International, Inc.	2,442,160
80,000		Schlumberger Limited	5,478,400
50,000	(2)	Smith International, Inc.	2,118,000

		Total	13,578,560

		Total Energy	28,875,300

		Financials–9.3%
		Banks–3.5%
52,000		Bank of America Corporation	2,800,200
24,000		Wachovia Corporation	1,300,560
58,000		Wells Fargo & Company	2,043,920

		Total	6,144,680

		Diversified Financial Services–3.6%
31,000		American Express Company	1,820,320
16,000		Ameriprise Financial, Inc.	865,600
60,000		Citigroup, Inc.	2,975,400
10,000		Lehman Brothers Holdings Inc.	736,700

		Total	6,398,020

		Insurance–2.2%
38,000		Aflac Incorporated	1,677,320
32,000		American International Group, Inc.	2,250,240

		Total	3,927,560

		Total Financials	16,470,260

		Healthcare–7.0%
		Healthcare- Products–2.7%
47,000		Johnson & Johnson	3,097,770
34,000		Medtronic, Inc.	1,772,420

		Total	4,870,190

		Healthcare- Services–1.4%
24,000	(1)	Coventry Health Care, Inc.	1,155,120
10,000		UnitedHealth Group Incorporated	490,800
10,000	(1)	WellPoint, Inc.	756,700

		Total	2,402,620

		Pharmaceuticals–2.9%
30,000		Abbott Laboratories	1,399,800
10,000		Allergan, Inc.	1,165,800
20,000	(2)	Eli Lilly and Company	1,071,800
24,000	(1)(2)	Gilead Sciences, Inc.	1,583,040

		Total	5,220,440

		Total Healthcare	12,493,250

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Shares			Value
Common Stocks (continued)

		Industrials–6.3%
		Aerospace/Defense–0.9%
24,000		United Technologies Corporation	$1,548,720
		Electronics–0.5%
30,000	(1)	Jabil Circuit, Inc.	850,800
		Engineering–0.6%
14,000		Jacobs Engineering Group Inc.	1,174,180
		Machinery–2.3%
28,000		Caterpillar, Inc.	1,736,840
24,000		Deere & Company	2,304,000

		Total	4,040,840

		Miscellaneous Manufacturer–2.0%
100,000		General Electric Company	3,528,000

		Total Industrials	11,142,540

		Technology–4.7%
		Computers–0.6%
26,000		Hewlett-Packard Company	1,025,960
		Semiconductors–3.5%
120,000		Applied Materials, Inc.	2,161,200
40,000		Intel Corporation	855,800
20,000	(2)	KLA-Tencor Corporation	1,033,400
30,000	(1)(2)	Lam Research Corporation	1,578,000
20,000	(2)	Texas Instruments Incorporated	591,000

		Total	6,219,400

		Software–0.6%
60,000	(1)	Oracle Corporation	1,143,000

		Total Technology	8,388,360

		Utilities–0.7%
		Electric–0.7%
20,000	(1)	TXU Corp.	1,147,800

		Total Utilities	1,147,800

		Total Common Stocks (identified cost $81,768,523)	116,217,760

Principal Amount			Value
Corporate Bonds–9.8%

		Basic Materials–0.8%
		Chemicals–0.5%
$1,000,000		E.I. DuPont De Nemours, 3.375%, 11/15/2007	979,336
		Mining–0.3%
500,000		Alcoa, Inc., 4.250%, 8/15/2007	494,994

		Total Basic Materials	1,474,330

		Consumer Products–0.9%
		Cosmetics/Personal Care–0.6%
1,000,000		The Procter & Gamble Company, 4.750%, 6/15/2007	998,033

Principal Amount			Value
Corporate Bonds (continued)
		Retail–0.3%
$500,000		Wal-Mart Stores, Inc., 4.375%, 7/12/2007	$497,932

		Total Consumer Products	1,495,965

		Energy–0.3%
		Oil & Gas–0.3%
500,000	(2)	ConocoPhillips, 4.750%, 8/15/2007	493,844

		Total Energy	493,844

		Financials–4.5%
		Banks–0.6%
1,000,000		Bank of America Corp., 6.375%, 2/15/2008	1,011,825
		Diversified Financial Services–3.0%
1,000,000		Caterpillar Financial Services, 3.700%, 8/15/2008	976,820
1,000,000		General Electric Company, 5.500%, 11/15/20011	1,004,085
500,000	(2)	Goldman Sachs Group, Inc., 4.125%, 1/15/2008	494,763
1,000,000		International Lease Finance, 5.320%, 12/9/2007	997,755
1,000,000		John Deere Capital Corp., 4.875%, 3/16/2009	996,182
1,000,000		Merrill Lynch, 3.375%, 9/14/2007	985,846

		Total	5,455,451

		Insurance–0.9%
1,500,000		Allstate Corp., 5.375%, 12/01/2006	1,500,152

		Total Financials	7,967,428

		Healthcare–1.1%
		Pharmaceuticals–1.1%
1,000,000		Abbott Laboratories, Note, 3.500%, 2/17/2009	969,854
1,000,000		Pfizer Inc., Note, 2.500%, 3/15/2007	992,130

		Total Healthcare	1,961,984

		Technology–0.8%
		Computers & Peripherals–0.8%
1,500,000		Hewlett-Packard Co., 5.500%, 7/1/2007	1,501,183

		Total Technology	1,501,183

		Communications–0.8%
		Telecommunications–0.8%
1,000,000		Ameritech Capital, 6.150%, 1/15/2008	1,006,737
500,000		Verizon Global Funding Corp., 4.000%, 1/15/2008	493,681

		Total Communications	1,500,418

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Principal Amount			Value
Corporate Bonds (continued)

		Utilities–0.6%
		Electric–0.6%
$1,000,000		Duke Energy, 4.200%, 10/1/2008	$982,238

		Total Utilities	982,238

		Total Corporate Bonds (identified cost $17,463,794)	17,377,390

Government & Agency Securities–5.1%

		Federal Home Loan Bank–0.6%
1,000,000		6.210%, 6/2/2009	1,033,830

		Total Federal Home Loan Bank	1,033,830

		Federal National Mortgage Association–3.4% (3)
2,000,000	(2)	4.250%, 5/15/2009	1,977,172
2,000,000		5.250%, 4/15/2007	2,000,258
1,000,000	(2)	6.000%, 5/15/2008	1,016,228
1,000,000	(2)	6.625%, 10/15/2007	1,012,894

		Total Federal National Mortgage Association	6,006,552

		Federal Home Loan Mortgage Corporation–1.1%
2,000,000		5.450%, 9/02/2011	2,003,726

		Total Federal Home Loan Mortgage Corporation	2,003,726

		Total Government & Agency Securities (identified cost $9,026,421)	9,044,108

Mortgage-Backed Securities–3.5%

		Government National Mortgage Association–3.5%
874,406		5.000%, 2/15/2018	871,058
896,828		5.000%, 2/15/2018	893,393
824,639		5.000%, 3/15/2018	821,480
979,330		5.000%, 5/15/2018	975,579
1,361,615		5.000%, 6/15/2019	1,355,665
1,364,726		5.000%, 8/15/2019	1,358,762

		Total Government National Mortgage Association	6,275,937

		Total Mortgage-Backed Securities (identified cost $6,480,609)	6,275,937

U.S. Treasury Obligations–7.6%

		U.S. Treasury Notes–7.6%
2,000,000	(2)	3.125%, 5/15/2007	1,982,968
1,500,000	(2)	3.250%, 1/15/2009	1,460,625
2,000,000	(2)	4.000%, 6/15/2009	1,975,624
2,000,000	(2)	4.250%, 10/31/2007	1,988,046
2,000,000	(2)	4.625%, 3/31/2008	1,996,640
4,000,000	(2)	4.875%, 8/15/2016	4,125,780

		Total U.S. Treasury Notes	13,529,683

		Total U.S. Treasury Obligations (identified cost $13,557,322)	$13,529,683

Shares			Value
Exchange Traded Funds–0.9%
12,000	(2)	iShares Silver Trust	$1,676,160

		Total Exchange Traded Funds (identified cost $1,469,105)	1,676,160

Short-Term Investments–18.0%
20,513,120		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	20,513,120
5,683,800		Fidelity Institutional Money Market Portfolio	5,683,800
5,632,550		Lehman Brothers Prime Money Fund	5,632,550

		Total Short-Term Investments (identified cost $31,829,470)	31,829,470

Principal Amount			Value
Certificates of Deposit–3.9%
1,001,225		Credit Industriel et Commercial New York, 5.290% 3/20/2008 (held as collateral for securities lending)	1,001,225
1,005,913		Deutsche Bank AG Yankee, 5.374%, 1/22/2008 (held as collateral for securities lending)	1,005,913
1,000,076		Dexia Bank Yankee, 5.278%, 1/25/2008 (held as collateral for securities lending)	1,000,076
997,342		Fortis Bank Yankee, 5.270%, 10/15/2007 (held as collateral for securities lending)	997,342
1,001,254		Natexis Banques Populair Yankee, 5.335%, 5/22/2008 (held as collateral for securities lending)	1,001,254
1,001,243		Societe Generale Yankee, 5.265%, 9/21/2007 (held as collateral for securities lending)	1,001,243
1,002,266		Suntrust Bank, 5.265%, 9/14/2007 (held as collateral for securities lending)	1,002,266

		Total Certificates of Deposit (identified cost $7,009,319)	7,009,319

		Total Investments–114.2% (identified cost $168,604,563)	202,959,827

		Other Assets and Liabilities– net–(14.2%)	(25,186,227)

		Total Net Assets–100.0%	$177,773,600

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker dealers. See Note 3 to the financial statements for additional information about securities lending.
(3)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Fixed Income Fund seeks current income with capital appreciation as a secondary objective. The Fund invests a majority of its total assets in investment-grade debt securities, including debt securities of the U.S. Treasury and government agencies, mortgage-backed and asset-backed securities, and corporate bonds. The Fund may invest up to 10% of its total assets in below investment grade debt securities. The debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one nationally recognized statistical rating agency or, if unrated, determined by the Adviser to be of comparable quality.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2006, Regions Morgan Keegan Select Fixed Income Fund’s Class A Shares had a total return of 4.91%, based on net asset value. The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(1), the Fund’s benchmark, had a total return of 5.05% during the same period.

Fiscal year 2006 was an interesting year in the fixed income markets as yields rose and then fell to end the year where they began. The first half of the year was marked by prosperous economic growth. Year-over-year gross domestic product approached 4%, employment remained strong and inflation, which had remained stubbornly low, suddenly started to accelerate.

In response to the Federal Reserve Board’s tightening policy, economic growth slowed halfway through 2006. During this period, the Institute for Supply Management, which is a key barometer of manufacturing activity, started decelerating; employment growth began to moderate; and consumer spending, which is responsible for a large portion of gross domestic product, began to retrench. What looked like an economy on the verge of a healthy expansion took on the look of an economy possibly headed for a recession. As a result, the 10-year U.S. Treasury declined to 4.40% from its high of 5.25% in June.

The Fund generated a positive return from its interest rate positioning. During 2006, we actively managed interest rates and we adjusted the Fund’s portfolio for a flattening yield curve, which occurs when long-term 10-year U.S. Treasury yields rise by less than the short-term 2-year U.S. Treasury yields. For 2006, this spread flattened, or decreased, by approximately 40 basis points. By maintaining an overweight allocation in both long-term and short-term maturity securities and an underweight allocation to intermediate-term maturity securities, the Fund generated a positive return.

The Fund also generated solid returns from its overweight allocation to mortgage-backed securities, which contributed to an increased current yield for the Fund. As we look forward to 2007, we do not anticipate much movement in long-term U.S. Treasury yields. Therefore, we will continue to maintain an overweight allocation in mortgage-backed and asset-backed securities. We will continue to maintain an underweight allocation in corporate bonds until the risk/reward potential becomes more favorable.

Michael L. Smith Senior Portfolio Manager Morgan Asset Management, Inc.	John B. Norris, V Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO STATISTICS†

AS OF NOVEMBER 30, 2006

Average Credit Quality	AA
Current Yield	6.05%
Yield to Maturity	6.11%
Duration	3.55 Years
Average Effective Maturity	5.78 Years
Total Number of Holdings	74

†	The fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Mortgage-Backed Securities	29.5%
Corporate Bonds	25.1%
Government & Agency Securities	19.7%
U. S. Treasury Obligations	15.8%
Asset-Backed Securities	6.9%
Short-Term Investments	3.0%

Total	100.0%

CREDIT QUALITY†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	13.9%	BB	5.3%
AA	6.7%	Agency	19.8%
A	11.8%	Treasury	18.5%

BBB	24.0%	Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)	The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class A Shares(1) from November 30, 1996 to November 30, 2006 compared to the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class C Shares from the commencement of investment operations on December 3, 2001 to November 30, 2006 compared to the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2), a broad-based market index.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class I Shares from the commencement of investment operations on August 14, 2005 to November 30, 2006 compared to the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	2.43%	2.81%	2.89%	4.64%	5.39%
(EXCLUDING SALES LOAD)(1)	4.52%	4.91%	3.30%	4.85%	5.53%
CLASS C SHARES***	3.09%	3.09%	2.53%	N/A	2.53%
(EXCLUDING CDSC)	4.13%	4.13%	2.53%	N/A	2.53%
CLASS I SHARES	4.65%	5.17%	N/A	N/A	3.63%
MERRILL LYNCH 1-10 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX(2)	4.66%	5.05%	4.23%	5.67%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)	The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on April 20, 1992, December 3, 2001 and August 14, 2005, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Principal Amount			Value
Corporate Bonds–25.0%
		Oil & Gas–0.7%
$2,000,000		Atlantic Richfield Co., 5.900%, 4/15/2009	$2,041,140
		Commercial Banks–4.8%
3,000,000		Bank of America, 7.800%, 2/15/2010	3,246,717
5,000,000		J.P. Morgan Chase & Co., 6.500%, 1/15/2009	5,119,305
2,000,000		J.P. Morgan Chase & Co., 7.000%, 11/15/2009	2,108,652
1,500,000		Northern Trust Co., 7.100%, 8/1/2009	1,575,422
1,000,000		Wachovia Corp., 6.375%, 2/1/2009	1,022,258

		Total	13,072,354

		Consumer Finance–1.8%
5,000,000		American General Finance, 4.625%, 9/1/2010	4,920,750
		Diversified Financial Services–5.0%
2,000,000	(1)	Residential Capital Corp., 6.742%, 6/29/2007	2,010,834
6,400,000		Residential Capital Corp., 6.675%, 11/21/2008	6,482,682
3,000,000		Residential Capital Corp., 6.000%, 2/22/2011	3,040,824
2,000,000		Residential Capital Corp., 6.500%, 4/17/2013	2,074,804

		Total	13,609,144

		Investment Services–3.4%
6,000,000		Goldman Sachs Group, Inc., 5.500%, 11/15/2014	6,079,860
3,000,000	(1)	Lehman Brothers Holdings, Inc., 8.250%, 6/15/2007	3,046,314

		Total	9,126,174

		Pharmaceuticals–2.2%
6,000,000	(1)	Teva Pharmaceutical Finance LLC, 5.550%, 2/1/2016	5,982,492
		Conglomerates–1.2%
3,000,000		Honeywell International, 7.500%, 3/1/2010	3,219,987
		Electrical Equipment–1.9%
5,000,000		Emerson Electric Co., 5.850%, 3/15/2009	5,088,050
		Special Purpose Entity–3.6%
6,000,000	(3)	Preferred Term SECS XX-3, Zero Coupon Bond, 3/22/2038	5,856,000
4,000,000	(3)	Preferred Term SECS XXIII, Zero Coupon Bond, 12/22/2036	3,980,320

		Total	9,836,320

		Diversified Telecommunication Services–0.4%
1,000,000	(1)	Bellsouth Capital Funding, 7.750%, 2/15/2010	1,073,839

		Total Corporate Bonds (identified cost $67,439,165)	$67,970,250

Principal Amount			Value
Government & Agency Securities–19.6%
		Federal Farm Credit Bank–0.4%
$1,000,000		4.150%, 4/7/2011	$971,180
		Federal Home Loan Bank–2.9%
800,000		4.000%, 3/30/2012	772,969
5,000,000		5.800%, 3/30/2009	5,092,030
1,000,000		7.325%, 5/30/2007	1,010,300
1,000,000		7.375%, 2/12/2010	1,076,376

		Total	7,951,675

		Federal Home Loan Mortgage Corporation–8.8% (2)
7,000,000		5.000%, 6/15/2033	6,809,229
10,000,000	(1)	5.250%, 11/05/2012	9,940,590
4,000,000	(1)	6.625%, 9/15/2009	4,197,200
2,000,000		7.100%, 4/10/2007	2,013,142
1,000,000		7.490%, 4/16/2012	1,007,766

		Total	23,967,927

		Federal National Mortgage Association–7.5% (2)
		1.430%, 7/25/2019 interest-only strips	165,189
3,368,935		5.000%, 1/1/2020	3,342,320
2,700,000		5.000%, 3/25/2024	2,621,668
7,000,000		5.000%, 7/25/2033	6,783,896
5,000,000		5.625%, 2/28/2012	4,997,700
2,462,777		6.000%, 10/25/2035	2,443,156

		Total	20,353,929

		Total Government & Agency Securities (identified cost $53,710,234)	53,244,711

Asset-Backed Securities–6.9%
		Collateralized Debt Obligations (CDO)–1.9%
5,000,000		Tropic CDO 2006-5A B2L, 10.124%, 7/15/2036	5,000,000
		Commercial Loans–0.4%
1,000,000	(3)	Timberstar Trust 2006-1A, 6.208%, 10/15/2036	1,033,020
		Home Equity Loans–4.6%
2,630,000		American Home Mortgage 2005-1 3M3, 6.820%, 11/25/2035	2,573,245
1,737,000		American Home Mortgage 2005-1 3M4, 7.570%, 11/25/2035	1,675,580
2,000,000		FBR Securitization Trust 2005-2 M10, 7.574%, 9/25/2035	1,683,560
4,172,000		Soundview Home Equity 2005-B M9, 7.054%, 5/25/2035	4,001,528
2,846,000		Soundview Home Equity 2005-CTX1 M10, 7.820%, 11/25/2035	2,634,098

		Total	12,568,011

		Total Asset-Backed Securities (identified cost $18,585,208)	$18,601,031

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Principal Amount			Value
Mortgage-Backed Securities–29.4%
		Government National Mortgage Association–5.6%
$7,025,531		5.000%, 6/15/2019	$6,994,829
1,817,758		5.500%, 10/15/2017	1,838,408
1,310,512		5.500%, 2/15/2018	1,325,282
1,423,915		5.500%, 2/15/2018	1,439,962
1,886,341		5.500%, 9/15/2019	1,907,148
1,782,623		5.500%, 11/15/2019	1,802,285

		Total	15,307,914

		Collateralized Mortgage Obligations–23.8%
7,000,000		Countrywide Alternative Loan Trust 2005-6CB, 5.500%, 4/25/2035	6,877,661
4,455,000		DSLA Mortgage Loan Trust, 7.070%, 11/19/2037	4,125,998
2,054,160		Downey Savings & Loan 2004-AR3 2A2A, 5.700%, 7/19/2044	2,061,743
3,191,889		GSR Mortgage Loan Trust 2004-7 2A1, 4.155%, 6/25/2034	3,140,365
2,974,382		Harborview Mortgage Loan Trust 2006-5 B8, 6.770%, 7/19/2047	2,976,167
3,347,803		Harborview Mortgage Loan Trust 2006-5 B9, 7.070%, 7/19/2047	3,263,170
5,800,666		Indymac Index Mortgage Loan Trust 2005-AR12 B5, 7.070%, 7/25/2035	5,255,056
6,567,578		J.P. Morgan Mortgage Trust 2005-A1 3A3, 4.900%, 2/25/2035	6,452,528
4,553,531		Master Mortgage 2005-1 9A1, 5.257%, 1/25/2035	4,519,007
2,583,691		Merrill Lynch 2005-A1 2A1, 4.555%, 12/25/2034	2,558,445
7,000,000	(3)	Mountain View 2006-1A COM, Zero Coupon Bond, 4/15/2019	7,008,750
4,815,385		Residential Accredit Loans 2005-Q02 M3, 6.758%, 9/25/2045	4,810,377
500,000		Residential Funding Mortgage 2004-S9, 5.500%, 12/25/2034	491,745
1,000,000	(3)	Soloso 2005-1A A3L, 6.674%, 10/15/2035	1,009,000
5,581,170		Structured Mortgage 2005-1 5A2, 5.192%, 2/25/2035	5,593,716
3,600,000		Structured Mortgage 2005-10 M7, 6.574%, 6/25/2035	3,490,884
1,000,000		Structured Adjustable Rate Mortgage 2006-3 3A2, 5.750%, 4/25/2036	1,028,439

		Total	64,663,051

		Total Mortgage-Backed Securities (identified cost $80,711,884)	79,970,965

Principal Amount			Value
U.S. Treasury Obligations–15.8%
		U.S. Treasury Notes–15.8%
$8,000,000	(1)	6.250%, 8/15/2023	$9,458,752
2,250,000	(1)	4.500%, 2/15/2036	2,227,676
9,000,000	(1)	4.250%, 8/15/2015	8,868,168
5,000,000	(1)	4.500%, 2/15/2016	5,014,060
6,980,000	(1)	4.875%, 8/15/2016	7,199,486
6,000,000	(1)	4.750%, 5/15/2014	6,114,138
4,000,000	(1)	4.875%, 4/30/2011	4,067,812

		Total U.S. Treasury Notes (identified cost $42,484,181)	42,950,092

Short-Term Investments–11.0%
21,766,961		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	21,766,961
4,095,440		Fidelity Institutional Money Market Portfolio	4,095,440
4,095,440		Lehman Brothers Prime Money Fund	4,095,440

		Total Short-Term Investments (identified cost $29,957,841)	29,957,841

Certificates of Deposit–5.2%
1,505,980		Barclays Bank PLC Yankee, 5.280%, 1/3/2008 (held as collateral for securities lending)	1,505,980
1,001,225		Credit Industriel et Commercial New York, 5.290%, 3/20/2008 (held as collateral for securities lending)	1,001,225
1,500,115		Dexia Bank Yankee, 5.278%, 1/25/2008 (held as collateral for securities lending)	1,500,115
2,011,825		Deutsche Bank AG Yankee, 5.374%, 1/22/2008 (held as collateral for securities lending)	2,011,825
1,994,684		Fortis Bank Yankee, 5.270%, 10/15/2007 (held as collateral for securities lending)	1,994,684
2,002,485		Societe Generale Yankee, 5.265%, 9/21/2007 (held as collateral for securities lending)	2,002,485
2,004,533		Suntrust Bank, 5.265%, 9/14/2007 (held as collateral for securities lending)	2,004,533
1,003,998		Unicredito Italiana Yankee, 5.310%, 5/2/2008 (held as collateral for securities lending)	1,003,998

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Principal Amount		Value
Certificates of Deposit (continued)
$1,006,605	Washington Mutual Bank, 5.404%, 4/18/2008 (held as collateral for securities lending)	$1,006,605

	Total Certificates of Deposit (identified cost $14,031,450)	14,031,450

	Total Investments–112.9% (identified cost $306,919,963)	306,726,340

	Other Assets and Liabilities– net–(12.9)%	(35,023,329)

	Total Net Assets–100.0%	$271,703,011

(1)	Certain principal amounts are temporarily on loan to unaffiliated broker dealers. See Note 3 to the financial statements for additional information about securities lending.
(2)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(3)	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund seeks current income. The Fund invests a majority of its total assets in investment-grade debt securities, including debt securities of the U.S. Treasury and government agencies, mortgage-backed and asset-backed securities, and corporate bonds. The Fund may invest up to 10% of its total assets in below investment grade debt securities. The debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one nationally recognized statistical rating agency or, if unrated, determined by the Adviser to be of comparable quality.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2006, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund’s Class A Shares had a total return of 4.15%, based on net asset value. During the same period, the Merrill Lynch 1-3 Year Treasury Index(1), the Fund’s benchmark, had a total return of 4.34% and the Merrill Lynch 1-3 Year Government/Credit A Rated and Above Index(2) had a total return of 4.56%.

Fiscal year 2006 was an interesting year in the fixed income markets as yields rose and then fell to end the year where they began. To position the Fund properly during the year, we maintained a modest “barbell” allocation (heavy allocations to both short-term and long-term maturities) with a short to neutral duration stance. Increasing the amount of floating rate securities in the Fund’s portfolio and an overweight allocation to both asset-backed and mortgage-backed securities contributed to the Fund’s positive return.

As has been the case in the past, the Fund has a high quality bias and throughout 2006 maintained an average quality rating of AAA or AA, with the latter being the current average credit rating of the Fund’s portfolio. Our overweight allocation to mortgage-backed securities contributed to an increased current yield for the Fund.

To boost the Fund’s returns, Morgan Asset Management, Inc. began voluntarily waving 15 basis points of its management fee beginning on July 1, 2006. The Fund performed well during the last four months of its fiscal year and was in the top 40% of the funds in Morningstar’s short-term investment grade universe.

As we look forward to 2007, we anticipate that the Federal Reserve Board will begin lowering interest rates around the middle of next year. In anticipation of that scenario, we have moved the Fund to 110% of the duration compared to the duration of the holdings in the Merrill Lynch 1-3 Year Government/Credit A Rated and Above Index. An overweight allocation to both mortgage-backed and asset-backed securities will continue to be a key component of our strategy going forward. While we maintained an underweight allocation to corporate bonds during the Fund’s 2006 fiscal year, certain corporate bonds performed extremely well. We will continue to maintain an underweight allocation in corporate

REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

bonds until the risk/reward potential becomes more favorable; however, we will continue to look for a select group of well researched corporate bonds to add value to the Fund’s portfolio.

Michael L. Smith Senior Portfolio Manager Morgan Asset Management, Inc.	John B. Norris, V Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

PORTFOLIO STATISTICS†

AS OF NOVEMBER 30, 2006

Average Credit Quality	AA
Current Yield	5.49%
Yield to Maturity	6.17%
Duration	1.69 Years
Average Effective Maturity	2.96 Years
Total Number of Holdings	32

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
U. S. Treasury Obligations	30.0%
Government & Agency Securities	21.6%
Asset-Backed Securities	21.0%
Mortgage-Backed Securities	20.5%
Corporate Bonds	6.6%
Short-Term Investments	0.3%

Total	100.0%

CREDIT QUALITY†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	22.6%	BB	5.5%
AA	2.0%	Agency	21.9%
BBB	21.6%	Treasury	26.4%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)	The Merrill Lynch 1-3 Year Treasury Index tracks short-term U.S. government securities with maturities between 1 and 2.99 years. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Merrill Lynch 1-3 Year Government/Credit A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 2.99 years, rated “A” or better. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT(1)

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class A Shares(2) from November 30, 1996 to November 30, 2006 compared to the Merrill Lynch 1-3 Year Treasury Index(3), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT(1)

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class C Shares from the commencement of investment operations on December 14, 2001 to November 30, 2006 compared to the Merrill Lynch 1-3 Year Treasury Index(3), a broad-based market index.

REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT(1)

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class I Shares from the commencement of investment operations on September 1, 2005 to November 30, 2006 compared to the Merrill Lynch 1-3 Year Treasury Index(3), a broad-based market index.

PERFORMANCE INFORMATION(1)

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(4)
CLASS A SHARES**(2)	1.90%	2.59%	1.76%	3.72%	3.98%
(EXCLUDING SALES LOAD)(2)	3.45%	4.15%	2.07%	3.88%	4.11%
CLASS C SHARES***	2.03%	2.34%	N/A	N/A	1.39%
(EXCLUDING CDSC)	3.06%	3.37%	N/A	N/A	1.39%
CLASS I SHARES	3.30%	4.18%	N/A	N/A	3.18%
MERRILL LYNCH 1-3 YEAR TREASURY INDEX(3)	3.07%	4.34%	2.83%	4.69%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 1.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)	Effective July 1, 2006, Morgan Asset Management, Inc. agreed to voluntarily waive a portion of its contractual investment advisory fee. If not for this waiver, performance would have been lower.

(2)	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(3)	The Merrill Lynch 1-3 Year Treasury Index tracks short-term U.S. government securities with maturities between 1 and 2.99 years. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(4)	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 12, 1993, December 14, 2001 and September 1, 2005, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Principal Amount			Value
Corporate Bonds–6.5%
		Consumer Finance–1.9%
$1,000,000		Household Finance Corp., 5.750%, 1/30/2007	$1,000,552
		Diversified Financial Services–4.6%
2,000,000	(1)	Residential Capital Corp., 6.742%, 06/29/2007	2,010,834
400,000		Residential Capital Corp., 6.675%, 11/21/2008	405,168

		Total	2,416,002

		Total Corporate Bonds (identified cost $3,024,399)	3,416,554

Government & Agency Securities–21.4%
		Federal Home Loan Bank–9.4%
5,000,000		4.000%, 3/10/2008	4,944,605
		Federal Home Loan Mortgage Corporation–8.9% (2)
4,000,000		3.800%, 6/28/2007	3,968,952
690,189		5.000%, 1/15/2016	687,024

		Total	4,655,976

		Federal National Mortgage Association–3.1% (2)
1,641,852		6.000%, 10/25/2035	1,628,771

		Total Government & Agency Securities (identified cost $11,359,794)	11,229,352

Asset-Backed Securities–20.8%
		Collateralized Debt Obligations–1.9%
1,000,000		Tropic CDO Corp 2006-5A B2L, 10.124%, 7/15/2036	1,000,000
		Home Equity Loans–18.9%
2,000,000		American Home Mortage 2005-1 3M3, 6.820%, 11/25/2035	1,956,840
575,000		American Home Mortage 2005-1 3M4, 7.570%, 11/25/2035	554,668
1,000,000		FBR Securitization Trust 2005-2 M10, 7.570%, 9/25/2035	841,780
1,650,000	(3)	Ralin 2006 - Q04 N2, 7.628%, 4/25/2046	1,650,000
1,200,000		Soundview Home Equity 2005-B M9, 7.054%, 5/25/2035	1,150,967
2,000,000		Soundview Home Equity 2005-CTX1 M10, 7.820%, 11/25/2035	1,851,088
1,921,575		Wells Fargo Mortgage Backed Trust 20005-AR3, 4.187%, 3/25/2035	1,899,911

		Total	9,905,254

		Total Asset-Backed Securities (identified cost of $10,914,352)	10,905,254

Mortgage-Backed Securities–20.3%
		Collateralized Mortgage Obligations–20.3%
3,000,000		Credit Suisse First Boston 2003-AR24, 4.029%, 10/25/2033	2,944,197
400,000		Downey Savings & Loan 2006-AR2 M7, 7.070%, 11/19/2037	370,460

Principal Amount			Value
Mortgage-Backed Securities (continued)
$648,682		Downey Savings & Loan 2004-AR3 2A2A, 5.690%, 7/19/2044	$651,077
957,567		GSR Mortgage Loan Trust 2004-7 2A1, 4.155%, 6/25/2034	942,110
399,380		Harborview Mortgage 2006-5 B8, 6.770%, 7/19/2047	399,619
748,650		Harborview Mortgage 2005-7 1A, 6.127%, 6/19/2045	748,650
1,093,153		Indymac Index Mortage Loan Trust 2005-AR12 B5, 7.070%, 7/25/2035	990,331
1,863,410		Merrill Lynch 2005-A1, 4.555%, 12/25/2034	1,845,203
598,680		Residential Accredit Loans 2005-Q02 M3, 6.758%, 9/25/2045	598,058
1,200,000		Structured Mortgage 2005-10 M7, 6.570%, 6/25/2035	1,163,628

		Total Mortgage-Backed Securities (identified cost $10,692,453)	10,653,333

U.S. Treasury Obligations–29.8%
		U.S. Tresury Notes–29.8%
4,550,000	(1)	4.625%, 10/31/2011	4,584,480
3,000,000	(1)	4.875%, 7/31/2011	3,053,202
4,000,000	(1)	4.875%, 4/30/2011	4,067,812
2,000,000	(1)	4.875%, 8/15/2009	2,017,344
1,800,000	(1)	5.750%, 8/15/2010	1,879,031

		Total U. S. Treasury Obligations (identified cost $15,410,553)	15,601,869

Short-Term Investments–17.6%
9,083,337		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	9,083,337
83,506		Fidelity Institutional Money Market Fund	83,506
77,103		Lehman Brothers Money Market Fund	77,103

		Total Short-Term Investments (identified cost $9,243,946)	9,243,946

Certificates of Deposit–2.9%
502,956		Deutsche Bank AG Yankee, 5.374%, 1/22/2008 (held as collateral for securities lending)	502,956
501,133		Suntrust Bank, 5.265%, 9/14/2007 (held as collateral for securities lending)	501,133
500,622		Societe Generale Yankee, 5.265%, 09/21/2007 (held as collateral for securities lending)	500,622

		Total Certificates of Deposit (identified cost $1,504,711)	1,504,711

		Total Investments–119.3% (identified cost $62,150,208)	62,555,019

		Other Assets and Liabilities– net–(19.3)%	(10,125,780)

		Total Net Assets–100%	$52,429,239

REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

(1)	Certain principal amounts are temporarily on loan to unaffiliated broker dealers. See Note 3 to the financial statements for additional information about securities lending.
(2)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(3)	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund seeks current income that is exempt from federal income tax. The Fund invests its assets primarily in a highly diversified portfolio of tax-exempt bonds.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. A portion of the Fund’s income may be subject to the federal alternative minimum tax and/or certain state and local taxes. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Fiscal year 2006 has been a difficult time for fixed income investors. Interest rates have flipped and flopped only to revert to about where they were at the end of the 2005 fiscal year. For the fiscal year ended November 30, 2006, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund’s Class A Shares had a total return of 3.66%, based on net asset value. The Merrill Lynch 3-7 Year Municipal Index(1), the Fund’s benchmark, had a total return of 4.24% during the same period. The difference between the return of the Fund and the return of its benchmark is explained by the Fund’s lower dividend yield compared to the weighted average coupon of the benchmark.

We have gradually shifted our investment strategy away from a “barbell” approach (heavy allocations to both short-term and long-term maturities) towards a greater weighting in the middle of the yield curve. At the end of the 2006 fiscal year, the overwhelming majority of the portfolio had an effective maturity of less than seven years in anticipation of the Federal Reserve Board cutting interest rates in 2007. Due to the inverted nature of the taxable yield curve, we believe interest rates are more apt to fall on the short-intermediate portion of the curve much more rapidly than on the long-end. In essence, we believe the best relative performance is in the broad 5-year sector.

We have also been slow to make significant interest rates bets in the current interest rate environment. Fortunately, our strategy has been effective in mitigating the downside to the Fund’s net asset value, which has declined less than the principal return of its primary benchmark. We will continue to invest in the middle of the yield curve moving forward in the near term.

As always, the Fund focuses on high-quality tax-exempt issues free from the alternative minimum tax. There are times in the investment cycle when these types of securities underperform riskier, taxable municipal debt, but we never want to give our investors an unwanted tax bill. In our opinion, that defeats the purpose of municipal investing.

John B. Norris, V Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO STATISTICS†

AS OF NOVEMBER 30, 2006

Average Credit Quality	AA
Current Yield	4.56%
Yield to Maturity	3.86%
Duration	4.20 Years
Average Effective Maturity	7.17 Years
Total Number of Holdings	90

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS
AAA	63.3%
AA	34.8%
A	1.9%

Total	100.0%

STATE DIVERSIFICATION†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Alabama	18.7%	Arkansas	3.3%
North Carolina	12.8%	Indiana	3.2%
Texas	10.2%	California	2.3%
Virginia	7.5%	Colorado	2.1%
Georgia	6.7%	Kentucky	1.5%
South Carolina	6.5%	Maryland	1.1%
Florida	6.5%	Washington	1.0%
Missouri	5.7%	Kansas	0.6%
Tennessee	4.4%	Louisiana	0.5%
Illinois	4.0%	Short-Term Investments	1.4%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)	The Merrill Lynch 3-7 Year Municipal Index is a total performance benchmark for the intermediate-term municipal bond market. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class A Shares from the commencement of investment operations on February 9, 2004 to November 30, 2006 compared to the Merrill Lynch 3-7 Year Municipal Index(1), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class C Shares from the commencement of investment operations on February 9, 2004 to November 30, 2006 compared to the Merrill Lynch 3-7 Year Municipal Index(1), a broad-based market index.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class I Shares from the commencement of investment operations on February 9, 2004 to November 30, 2006 compared to the Merrill Lynch 3-7 Year Municipal Index(1), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2006	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(2)
CLASS A SHARES**	0.88%	1.59%	1.02%
(EXCLUDING SALES LOAD)	2.94%	3.66%	1.75%
CLASS C SHARES***	1.97%	2.80%	1.59%
(EXCLUDING CDSC)	3.00%	3.84%	1.59%
CLASS I SHARES	3.07%	3.94%	1.85%
MERRILL LYNCH 3-7 YEAR MUNICIPAL INDEX(1)	3.00%	4.24%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)	The Merrill Lynch 3-7 Year Municipal Index is a total performance benchmark for the intermediate-term municipal bond market. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Fund commenced investment operations on February 9, 2004.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Principal Amount		Value
Municipal Bonds–97.9%
	Alabama–18.5%
$500,000	Alabama Water Pollution Control Authority, Revenue Bonds, 4.750% (AMBAC INS), 8/15/2014	$506,465
430,000	Athens, Alabama , GO UT Warrants, 4.650% (AMBAC INS), 8/1/2011	441,296
250,000	Baldwin County Alabama, Refunding Bonds, 5.200% (FSA LOC), 6/1/2008	254,387
500,000	Decatur, Alabama Water Authority, Revenue Bonds, 4.650% (FSA LOC), 5/1/2010	516,020
275,000	Dothan, Alabama, GO UT Warrants, 6.250%, 9/1/2007	280,247
500,000	Houston County Alabama, GO UT Warrants, 4.950% (AMBAC INS), 10/15/2007	505,950
500,000	Houston County Alabama Board of Education Capital Outlay, Special Tax Warrants, 4.570% (MBIA INS), 12/1/2007	505,010
300,000	Houston County Alabama Hospital Board, Revenue Bonds, 6.875%, 4/1/2007	303,204
500,000	Huntsville, Alabama Health Care Authority, Revenue Bond, 4.700% (MBIA INS), 6/1/2012	522,105
500,000	Huntsville, Alabama Water Systems, Revenue Bond Warrants, 4.875%, 11/1/2015	517,325
500,000	Limestone County Alabama Water Authority, 4.700% (AMBAC INS), 12/1/2009	514,750
250,000	Mobile, Alabama, GO UT Warrants, 5.200% (AMBAC INS), 2/15/2010	262,650
500,000	Montgomery, Alabama, GO UT Warrants (Series A), 5.100%, 10/1/2008	512,420
250,000	Oxford, Alabama, GO UT Warrants, 5.100% (AMBAC INS), 5/1/2008	256,533
250,000	Oxford, Alabama, GO UT Warrants, 5.200% (AMBAC INS), 5/1/2010	256,632
500,000	Scottsboro, Alabama Waterworks Sewer & Gas Board, Revenue Bonds, 4.400% (MBIA INS), 8/1/2012	509,390
250,000	Shelby County Alabama Board of Education, GO LTD Warrants, 4.500% (AMBAC INS), 2/1/2009	254,513
500,000	Shelby County Alabama Board of Education, GO LTD, 4.750%, 2/1/2013	515,680
250,000	Southeast Alabama Gas District, Revenue Bonds (Series A), 5.250% (AMBAC INS), 6/1/2011	268,135
1,000,000	Tuscaloosa, Alabama, GO UT Warrants, 4.500%, 2/15/2013	1,040,800
245,000	Tuscaloosa, Alabama City Board of Education, Warrants, 4.550%, 2/15/2010	245,431

Principal Amount		Value
Municipal Bonds (continued)
	Alabama (continued)
$500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, 5.375% (FGIC LOC), 10/1/2011	$525,095
250,000	University of North Alabama, Revenue Bonds (Series A), 4.650% (FSA LOC), 11/1/2007	252,467

	Total	9,766,505

	Arkansas–3.3%
250,000	Arkansas State Development Finance Authority, Revenue Bonds, 4.000% (AMBAC INS), 12/1/2011	255,103
440,000	Arkansas State University, Revenue Bonds, 4.600% (AMBAC INS), 4/1/2011	445,883
1,000,000	Little Rock, Arkansas, GO LTD, 4.000% (FSA LOC), 4/1/2014	1,025,510

	Total	1,726,496

	California–2.2%
1,000,000	California State, GO UT, 6.000%, 2/1/2016	1,185,730
	Colorado–2.1%
1,000,000	Lower Colorado River Authority, Revenue Bonds, 5.250%, 5/15/2021	1,082,760
	Florida–6.5%
750,000	Broward County Florida, GO UT (Series B), 5.000%, 1/1/2012	800,055
250,000	Florida State Department of Transportation, GO UT (Series A), 5.000%, 7/1/2016	271,070
1,000,000	Florida State Board of Education, GO UT, 4.000%, 6/1/2009	1,011,340
1,000,000	JEA Florida Electric Systems, Revenue Bonds (Series D), 4.400%, 10/1/2018	1,002,990
300,000	Palm Beach County Florida Solid Waste Authority, Revenue Bonds (Series A), 6.000% (AMBAC INS), 10/1/2009	318,975

	Total	3,404,430

	Georgia–6.6%
300,000	Atlanta and Fulton County Recreation Authority, Revenue Bonds, 4.750% (AMBAC INS), 12/1/2010	313,734
500,000	Augusta, Georgia Water & Sewer Authority, Revenue Bonds, 4.000% (FSA LOC), 10/1/2012	512,515
250,000	Cobb County Georgia, GO UT, 5.000%, 1/1/2008	252,760
250,000	Fayette County Georgia School District, GO UT, 4.625%, 3/1/2010	257,832
250,000	Fulton County Georgia Development Authority, Revenue Bonds, 4.300%, 11/1/2008	253,650
1,000,000	Gwinnett County Georgia Water & Sewer Authority, Revenue Bonds, 4.000%, 8/1/2015	1,030,230

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Principal Amount		Value
Municipal Bonds (continued)
	Georgia (continued)
$350,000	Private Colleges & Universities of Georgia, Revenue Bonds, 4.750%, 11/1/2008	$357,987
500,000	Roswell, Georgia, GO UT, 4.250%, 2/1/2011	514,170

	Total	3,492,878

	Illinois–3.9%
1,300,000	Chicago, Illinois, GO UT (Series B), 5.000%, 1/1/2025	1,397,422
500,000	Illinois Health Facilities Authority, Revenue Bonds, 6.125%, 11/15/2022	547,760
130,000	Illinois State, GO UT Refunding Bonds, 5.125% (FGIC INS), 12/1/2007	131,665

	Total	2,076,847

	Indiana–3.2%
1,000,000	Indiana State Office Building & Facility, Revenue Bonds, 5.250% (FGIC INS), 7/1/2015	1,113,720
500,000	Indianapolis, Indiana Public Improvement Board, Revenue Bonds, 6.000%, 1/10/2020	586,090

	Total	1,699,810

	Kansas–0.6%
300,000	Kansas State Development Finance Authority, Revenue Bonds, 5.000% (MBIA INS), 6/1/2011	318,030
	Kentucky–1.5%
500,000	Kentucky State Property & Building Commission, Revenue Bonds, 5.750%, 10/1/2012	539,710
250,000	Louisville, Kentucky Public Properties Corp. First Mortgage, Revenue Bonds, 4.550% (MBIA INS), 12/1/2008	254,903

	Total	794,613

	Louisiana–0.5%
285,000	Monroe, Louisiana, Revenue Bonds (Series A), 4.600% (AMBAC INS), 3/1/2007	285,687
	Maryland–1.1%
500,000	Maryland State & Local Facilities, GO UT (Series II), 5.500%, 7/15/2013	558,860
	Missouri –5.6%
1,000,000	Missouri State Environmental Energy Authority, Revenue Bonds (Series B), 5.125%, 1/1/2020	1,077,400
750,000	Missouri State Highway & Transportation, Revenue Bonds (Series A), 5.625%, 2/1/2018	812,010
1,000,000	Missouri State Highway & Transportation, Revenue Bonds (Series A), 5.250%, 2/1/2020	1,077,450

	Total	2,966,860

Principal Amount		Value
Municipal Bonds (continued)
	North Carolina–12.7%
$1,000,000	Greensboro, North Carolina, GO UT (Series A), 4.000%, 2/1/2013	$1,028,550
500,000	Mecklenburg County North Carolina, GO UT (Series B), 4.400%, 2/1/2011	512,355
500,000	Mecklenburg County North Carolina, GO UT (Series B), 4.400%, 2/1/2012	514,755
500,000	Mecklenburg County North Carolina, GO UT (Series A), 4.000%, 2/1/2015	513,770
250,000	North Carolina Infrastructure Financial Corp., Revenue Bonds, 5.000%, 10/1/2011	264,788
500,000	North Carolina State, GO UT (Series A), 4.000%, 6/1/2008	503,740
1,000,000	North Carolina State, GO UT (Series A), 4.000%, 9/1/2012	1,026,800
1,000,000	Wake County North Carolina, GO UT Refunding Bonds, 4.000%, 3/1/2015	1,033,300
750,000	Wake County North Carolina, GO UT (Series A), 4.000%, 4/1/2013	771,930
500,000	Winston-Salem, North Carolina Water & Sewer System, Revenue Bonds, 4.875%, 6/1/2015	514,785

	Total	6,684,773

	South Carolina–6.5%
1,000,000	South Carolina State, GO UT, 4.000%, 1/1/2014	1,023,820
500,000	South Carolina State, GO UT (Series A), 4.600%, 5/1/2012	522,005
750,000	South Carolina State Public Service Authority, Revenue Bonds (Series A), 5.000% (AMBAC), 1/1/2022	799,192
1,000,000	South Carolina State Public Service Authority, Revenue Bonds (Series A), 5.000% (AMBAC), 1/1/2018	1,076,990

	Total	3,422,007

	Tennessee–4.4%
500,000	Knox County Tennessee, GO UT, 4.500%, 4/1/2010	514,580
500,000	Metropolitan Government Nashville & Davidson County Tennessee Water & Sewer, Revenue Bonds (Series A), 4.750%, 1/1/2014	511,540
250,000	Rutherford County Tennessee, GO UT, 4.400%, 4/1/2008	252,905
500,000	Shelby County Tennessee, GO UT (Series A), 4.750%, 4/1/2010	518,465
250,000	Williamson County Tennessee, GO UT, 4.650%, 3/1/2008	253,475
250,000	Williamson County Tennessee, GO UT, 4.700%, 3/1/2009	256,285

	Total	2,307,250

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Principal Amount		Value
Municipal Bonds (continued)
	Texas–10.2%
$500,000	Austin, Texas Public Improvement, GO UT, 4.750%, 9/1/2014	$509,245
1,000,000	Dallas, Texas Waterworks & Sewer System, Revenue Bonds, 4.125% (FSA LOC), 4/1/2013	1,029,410
1,000,000	Denton, Texas Utility, Revenue Bonds, 5.125% (AMBAC INS), 12/1/2018	1,064,820
500,000	Fort Worth, Texas, GO LTD, 4.000%, 3/1/2013	509,945
500,000	San Antonio, Texas, GO LTD (Series A), 5.250%, 2/1/2010	524,375
275,000	Texas State Public Finance Authority, GO UT, 5.000%, 10/1/2017	293,557
500,000	Texas State Public Finance Authority, Revenue Bonds, 4.250% (FSA LOC), 10/15/2010	512,505
500,000	Tomball, Texas, GO UT, 4.500% (MBIA INS), 2/15/2011	517,940
350,000	University of Texas, Revenue Bonds (Series B), 5.250%, 8/15/2013	384,065

	Total	5,345,862

	Virginia–7.5%
250,000	Norfolk, Virginia, GO UT, 5.375% (FGIC LOC), 6/1/2011	254,733
1,000,000	Virginia Commonwealth Transportation Board Revenue, 5.000%, 5/15/2012	1,073,240
500,000	Virginia State Public Building Authority, Revenue Refunding Bonds (Series A), 4.000%, 8/1/2009	506,395
1,000,000	Virginia State Public Building Authority, Revenue Refunding Bonds (Series A), 5.000%, 8/1/2015	1,072,840
1,000,000	Virginia State Resource Authority Infrastructure, Revenue Pooled Loan Bond (Series D), 5.000%, 5/1/2020	1,047,080

	Total	3,954,288

	Washington–1.0%
500,000	Washington State, GO UT (Series B), 5.500%, 5/1/2009	522,040
	Total Municipal Bonds (identified cost $50,986,737)	51,595,726

Short-Term Investments–1.4%
743,577	Federated Tax-Free Obligations Fund	743,577

	Total Short-Term Investments (identified cost $743,577)	743,577

	Total Investments–99.3% (identified cost $51,730,314)	52,339,303

	Other Assets and Liabilities– net–0.7%	365,090

	Total Net Assets–100.0%	$52,704,393

At November 30, 2006, the Fund held no securities that are subject to federal alternative minimum tax (AMT).

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The following acronyms are used throughout this portfolio :

AMBAC—American Municipal Bond Assurance Corporation

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance

GO—General Obligation

INS—Insured

LOC—Letter of Credit

LTD—Limited Tax

MBIA—Municipal Bond Investors Assurance Corporation

UT—Unlimited Tax

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Treasury Money Market Fund seeks current income consistent with stability of principal and liquidity. The Fund invests primarily in U.S. Treasury obligations maturing in 397 days or less and in repurchase agreements collateralized by U.S. Treasury obligations.

INVESTMENT RISKS:    An investment in the Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Regions Morgan Keegan Select Treasury Money Market Fund had a successful year attracting over $250 million in net assets during the last twelve months. The inverted slope of the yield curve has helped the management of the Fund relative to the market. Due to the 60-day maximum weighted average life the Fund maintains in order to qualify for its AAA rating from Standard & Poor’s, the current inverted slope of the yield curve has actually benefited the Fund. Currently, money market investors receive a higher rate of interest by keeping their money as close to “overnight” as is possible. In essence, short-term investors simply do not benefit by extending too far out on the yield curve in the short-term. This has helped the Fund relative to other money market funds that maintain up to a 90-day weighted average life. Our short-term strategy is to take advantage of any short-term fluctuations in interest rates as well as exploiting any yield disparities between Treasury Bills and money market eligible Treasury Notes.

We anticipate that the Federal Reserve Board will start cutting interest rates at some point during the first half of 2007. When this occurs, we will shift our strategy to purchase longer U.S. Treasury Bills and U.S. Treasury Notes. This shift will increase the weighted average life of the Fund closer to the 60-day maximum than it has been recently. However, the short-term U.S. Treasury market appears poised for several uneventful months before any such move by the Federal Reserve Board, which will allow us to continue our current strategy for a little while longer.

John B. Norris, V Senior Portfolio Manager Morgan Asset Management, Inc.	George R. McCurdy, IV Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND

MATURITY BREAKDOWN†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS
1-14 Days	24.5%
15-29 Days	16.0%
30-59 Days	13.7%
60-179 Days	45.8%

Total	100.0%

†	The Fund’s composition is subject to change.

PERFORMANCE INFORMATION

		AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2006	SEVEN-DAY YIELD*(1)	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(2)	4.57%	2.22%	4.10%	1.68%	3.15%	3.43%
CLASS I SHARES**	3.57%	2.08%	N/A	N/A	N/A	2.67%
*	Not annualized for periods less than one year.
**	The Fund’s shares are not sold subject to a sales (load) charge; therefore, the total returns displayed above are based upon net asset value.

(1)	The Seven-Day Yield more closely reflects the current earnings of the Fund than does the total return quotation. Investors may call the Fund toll-free at 877-757-7424 to acquire the current Seven-Day Net Yield.

(2)	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(3)	The Fund’s Class A Shares and Class I Shares commenced investment operations on April 14, 1992 and April 3, 2006, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Principal Amount			Value
U.S. Treasury Obligations–94.1%
		U.S. Treasury Bills–82.2%
$100,000,000	(1)(2)	4.99% - 5.33%, 12/7/2006	$99,916,698
100,000,000	(1)(2)	4.98% - 5.24%, 12/14/2006	99,819,633
95,000,000	(1)	4.88% - 5.14%, 12/21/2006	94,743,413
80,000,000	(1)(2)	5.04% - 5.16%, 12/28/2006	79,700,338
50,000,000	(1)(2)	4.94% - 4.99%, 1/4/2007	49,770,132
25,000,000	(1)(2)	5.04% - 5.05%, 1/11/2007	24,859,928
25,000,000	(1)	4.95% - 5.06%, 1/18/2007	24,837,530
30,000,000	(1)(2)	5.00% - 5.04%, 1/25/2007	29,773,125
45,000,000	(1)	5.00% - 5.08%, 2/1/2007	44,619,518
30,000,000	(1)	5.00% - 5.07%, 2/8/2007	29,718,039
35,000,000	(1)(2)	5.09% - 5.16%, 2/15/2007	34,633,596
55,000,000	(1)(2)	4.97% - 5.02%, 2/22/2007	54,376,174
45,000,000	(1)(2)	5.06% - 5.11%, 3/1/2007	44,446,750
40,000,000	(1)(2)	5.18% - 5.20%, 3/8/2007	39,466,205
30,000,000	(1)	4.96%, 3/15/2007	29,576,633
20,000,000	(1)	4.96%, 3/22/2007	19,698,789
35,000,000	(1)	5.11%, 4/12/2007	34,366,785
20,000,000	(1)	5.09%, 4/19/2007	19,616,437
20,000,000	(1)	5.13%, 5/3/2007	19,579,463
20,000,000	(1)	5.09%, 5/10/2007	19,563,556

		Total	893,082,742

		U.S. Treasury Notes–11.9%
20,000,000		3.00%, 12/31/2006	19,965,774
90,000,000		2.25%, 2/15/2007	89,470,592
20,000,000		3.75%, 3/31/2007	19,917,597

		Total	129,353,963

		Total U.S. Treasury Obligations (Cost $1,022,436,705)	$1,022,436,705

Shares			Value
Short-Term Investments–6.1%
$29,980,312		BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 4.97%	$29,980,312
28,290,199		Federated U.S. Treasury Cash Reserve Fund, 4.91%	28,290,199
8,487,346		Goldman Sachs Financial Square Trust, 4.93%	8,487,346

		Total Short-Term Investments (Cost $66,757,857)	66,757,857

Principal Amount			Value
Repurchase Agreements–29.3%
317,721,682	(4)	Pool of Repurchase Agreements held as collateral for securities lending	317,721,682

		Total Repurchase Agreements (Cost $317,721,682)	317,721,682

		Total Investments–129.5% (Cost $1,406,916,244) (3)	1,406,916,244
		Liabilities in Excess of Other Assets–(29.5)%	(320,363,898)

		Net Assets–100.0%	$1,086,552,346

(1)	Yield at date of purchase.
(2)	Certain principal amounts are temporarily on loan to unaffiliated broker dealers. See Note 3 to the financial statements for additional information about securities lending.
(3)	Also represents cost for federal income tax purposes.
(4)	Pool of Repurchase Agreements held as collateral for securities lending:

	Principal/ Value	Date of Agreement	Proceeds at Maturity	Collateral Description	Collateral Market Value
Bear Stearns & Co., Inc. 5.30%, 12/1/06	11,001,619	11/30/06	11,003,239	11,221,652 various U.S. Treasury securities	11,221,652
Credit Suisse (USA), Inc. 5.29%, 12/1/06	11,001,616	11/30/06	11,003,233	11,221,649 various U.S. Treasury securities	11,221,649
Deutsche Bank Securities, Inc. 5.29%, 12/1/06	11,001,616	11/30/06	11,003,233	11,221,649 various U.S. Treasury securities	11,221,649
JPMorgan Securities 5.29%, 12/1/06	1,000,147	11/30/06	1,000,294	1,020,150 various U.S. Treasury securities	1,020,150
Lehman Brothers, Inc. 5.20%, 12/1/06	11,001,589	11/30/06	11,003,178	11,221,621 various U.S. Treasury securities	11,221,621
Merrill Lynch GSI 5.29%, 12/1/06	86,012,637	11/30/06	86,025,276	87,732,890 various U.S. Treasury securities	87,732,890
Mizuho Securities USA, Inc. 5.30%, 12/1/06	100,014,722	11/30/06	100,029,446	102,015,017 various U.S. Treasury securities	102,015,017
Morgan Stanley & Co., Inc. 5.29%, 12/1/06	85,687,589	11/30/06	85,700,180	87,401,341 various U.S. Treasury securities	87,401,341
UBS Securities LLC 5.29%, 12/1/06	1,000,147	11/30/06	1,000,294	1,020,150 various U.S. Treasury securities	1,020,150

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

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REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Money Market Fund (formerly Regions Morgan Keegan Select LEADER Money Market Fund) seeks maximum current income consistent with preservation of capital and liquidity. The Fund invests in high quality, short-term money market instruments with remaining maturities of 397 days or less.

INVESTMENT RISKS:    An investment in the Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Regions Morgan Keegan Select Money Market Fund had a difficult year. The Fund closed its 2006 fiscal year with $89,084,755 in net assets, after closing the 2005 fiscal year with net assets of $117,872,682. This means close to $29 million left the fund during the course of the year. This outflow hampered the Fund’s investment strategy.

We would have preferred to keep a higher than normal allocation in “overnight” funds as the Federal Reserve Board raised the overnight lending target. However, this allocation was consistently being used for liquidity purposes, as investors divested shares. By the end of the Fund’s fiscal year, however, the flows into and out of the Fund had stabilized to some degree and we are waiting for some significant maturities at the start of 2007.

The Federal Reserve Board continued to raise rates through the middle of 2006 and then left them alone through the remainder of the Fund’s fiscal year. We anticipate that the Federal Reserve Board will begin cutting interest rates at some point during the first half of 2007. This would benefit the Fund tremendously, as it has the capability to extend the weighted average life of the Fund’s investments out to 90-days. Furthermore, we have a large allocation in one particular security, a Federal Home Loan Bank variable rate security, which should outperform in a declining interest rate environment.

Even though the Fund suffered through a difficult year, it is poised to have a good year in the 2007, provided the Federal Reserve Board begins cutting interest rates. If that happens, the Fund will hopefully be able to get back some of $29 million lost during the 2006 fiscal year.

John B. Norris, V Senior Portfolio Manager Morgan Asset Management, Inc.	George R. McCurdy, IV Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

MATURITY BREAKDOWN†

AS OF NOVEMBER 30, 2006

% OF TOTAL INVESTMENTS
1-14 Days	15.4%
15-29 Days	8.4%
30-59 Days	13.4%
60-179 Days	59.6%
180+ Days	3.2%

Total	100.0%

†	The Fund’s composition is subject to change.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2006	SEVEN-DAY YIELD*(1)	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(2)
CLASS A SHARES**	4.44%	2.19%	4.03%	1.53%	2.49%
CLASS I SHARES**	4.69%	2.32%	4.29%	1.98%	2.96%
*	Not annualized for periods less than one year.
**	The Fund’s shares are not sold subject to a sales (load) charge; therefore, the total returns displayed above are based upon net asset value.

(1)	The Seven-Day Yield more closely reflects the current earnings of the Fund than does the total return quotation. Investors may call the Fund toll-free at 877-757-7424 to acquire the current Seven-Day Yield.

(2)	The Fund began operations on February 18, 2005 as the successor to a substantially similar investment company. On that date, the Fund merged with LEADER Money Market Fund, a series of LEADER Mutual Funds, and assumed that portfolio’s operating history and performance record. The Fund’s performance prior to February 18, 2005 is that of the Fund’s predecessor, the inception date of which was October 4, 2000 (Class A Shares) and July 7, 1999 (Class I Shares). For periods prior to the commencement of operations of the predecessor fund’s Class A Shares, performance information for that class is based on the performance of that Fund’s Class I Shares, which would have substantially similar annual returns compared to the Class A Shares because the Class I Shares were invested in the same portfolio of securities. The performance information assumes reinvestment of dividends and other distributions and, for the periods prior to February 18, 2005, reflects fees and expenses paid by the predecessor fund’s Class A Shares and Class I Shares.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

Principal Amount			Value
Commercial Paper–53.2%
		Banks–23.2%
$3,000,000	(2)	BNP Paribas Finance, 5.40%, 4/11/2007	$2,943,343
3,000,000	(2)	Calyon NA, Inc., 5.37%, 7/6/2007	2,907,775
3,000,000	(2)	Citigroup, Inc., 5.33%, 2/1/2007	2,973,185
3,000,000	(2)	HSBC USA, Inc., 5.37%, 2/20/2007	2,964,900
3,000,000	(2)	Intesa Funding, 5.37%, 1/29/2007	2,974,285
3,000,000	(2)	Societe Generale North America, 5.39%, 3/15/2007	2,954,890
3,000,000	(2)	UBS America Finance, 5.37%, 2/12/2007	2,968,245

		Total	20,686,623

		Financial Services–26.6%
3,000,000	(2)	AIG Funding, 5.36%, 2/12/2007	2,968,275
3,000,000	(2)	American Express International, 5.37%, 2/13/2007	2,967,933
3,000,000	(2)	Chevron Funding Corp., 5.36%, 3/12/2007	2,956,318
3,000,000	(2)	General Electric Capital Corp., 5.37%, 2/14/2007	2,967,313
3,000,000	(2)	International Lease Finance Corp., 5.38%, 3/1/2007	2,960,963
3,000,000	(2)	Merrill Lynch & Co., Inc., 5.38%, 5/8/2007	2,932,192
3,000,000	(2)	Metlife Funding, Inc., 5.34%, 12/11/2006	2,995,650
3,000,000	(2)	Toyota Motor Credit Corp., 5.35%, 1/2/2007	2,986,053

		Total	23,734,697

		Healthcare–3.4%
3,000,000	(2)	Medtronic, Inc., 5.31%, 12/15/2006	2,993,945

		Total Commercial Paper (Amortized Cost $47,415,265)	47,415,265

Taxable Municipal Bonds–8.7%
		Colorado–2.1%
1,000,000	(*)	Colorado Housing & Finance Authority, Revenue, 5.36%, 5/1/2041, SPA Landesbank Hessen	1,000,000
900,000	(*)	Colorado Housing & Finance Authority, Single Family Revenue, 5.36%, 11/1/2035, SPA Lloyds TSB Bank plc	900,000

		Total	1,900,000

		Massachusetts–1.1%
1,000,000	(*)	Massachusetts State Housing Finance Agency, Multi-Family Revenue, 5.39%, 5/15/2031, FNMA	1,000,000
		Pennsylvania–2.9%
2,500,000	(*)	Pennsylvania State Higher Education Assistance Agency, Subseries GG-5, 5.21%, 12/1/2045, Credit Support : Guaranteed Student Loans	2,500,000

Principal Amount			Value
Taxable Municipal Bonds (continued)
		Texas–0.6%
$550,000	(*)	Texas State Taxable Small Business, Series B, 5.33%, 6/1/2045, SPA National Australia Bank	$550,000
		Utah–2.0%
1,800,000	(*)	Utah Housing Corp., Single Family Mortgage Revenue, Series A-2, 5.36%, 7/1/2033, LOC Westdeutche Landesbank	1,800,000

		Total Taxable Municipal Bonds (Amortized Cost $7,750,000)	7,750,000

Shares			Value
Short-Term Investments–0.6%
		Mutual Funds–0.6%
261,011		Fidelity Institutional Money Market Portfolio	261,011
269,916		Lehman Brothers Institutional Money Market Portfolio	269,916

		Total Short-Term Investments (Amortized Cost $530,927)	530,927

Principal Amount			Value
U.S. Government Agencies–37.9%
		Federal National Mortgage Association–14.4%
$2,000,000	(1)(2)	5.26%, 12/27/2006	1,992,547
2,000,000	(1)	5.00%, 1/15/2007	2,000,611
3,000,000	(1)(2)	5.20%, 2/2/2007	2,973,434
3,000,000	(1)(2)	5.25%, 3/1/2007	2,961,750
3,000,000	(1)(2)	5.27%, 4/11/2007	2,944,653

		Total	12,872,995

		Federal Home Loan Bank–10.1%
2,000,000	(1)(2)	5.26%, 12/1/2006	2,000,000
7,000,000	(1)(*)	4.50%, 12/30/2008	7,000,000

		Total	9,000,000

		Federal Home Loan Mortgage Corporation–13.4%
3,000,000	(1)(2)	5.53%, 12/12/2006	2,995,123
3,000,000	(1)(2)	5.24%, 1/26/2007	2,976,200
3,000,000	(1)(2)	5.29%, 2/13/2007	2,968,273
3,000,000	(1)(2)	5.25%, 2/14/2007	2,968,125

		Total	11,907,721

		Total U.S. Government Agencies (Amortized Cost $33,780,716)	33,780,716

		Total Investments–100.4% (Amortized Cost $89,476,908) (3)	89,476,908

		Liabilities in excess of other assets–(0.4)%	(346,748)

		Net Assets–100.0%	$89,130,160

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2006

(1)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(2)	Yield at date of purchase.
(3)	Also represents cost for federal income tax purposes.
*	Variable Rate Instruments. The rate presented is the rate in effect at November 30, 2006. The maturity date reflected is the final maturity date; the interest rate will adjust periodically until maturity.

FNMA—Insured by Federal National Mortgage Association

LOC—Letter of Credit

SPA—Standby Purchase Agreement

Note: The categories are shown as a percentage of total net assets at November 30, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

NOVEMBER 30, 2006

	Mid Cap Growth Fund		Growth Fund		Core Equity Fund		Mid Cap Value Fund		Value Fund		Balanced Fund
Assets:
Investments in securities, at value	$438,846,600	(1)	$470,966,904	(1)	$100,217,891		$95,764,516	(1)	$254,349,454		$202,959,827	(1)
Investments in repurchase agreements	—		—		—		—		—		—

Total investments in securities	438,846,600		470,966,904		100,217,891		95,764,516		254,349,454		202,959,827

Interest and dividends receivable	237,360		643,167		229,201		109,124		549,378		733,977
Receivable for fund shares sold	219,530		209,922		16,582		125,565		126,028		853,322
Receivable for investments sold	3,620,079		3,648,736		—		—		—		963,010
Other assets	17,682		—		—		—		429		—

Total assets	442,941,251		475,468,729		100,463,674		95,999,205		255,025,289		205,510,136

Liabilities:
Payable for fund shares redeemed	549,154		473,535		270,683		171,211		403,567		7,783
Dividends payable	—		—		—		—		—		—
Payable for investments purchased	2,773,902		2,001,957		—		—		—		—
Payable for collateral due to broker	73,680,261		54,389,407		—		18,540,223		—		27,522,439
Accrued expenses:
Advisory fees (Note 4)	220,799		253,838		61,746		47,197		154,680		108,953
Administration fees (Note 4)	26,496		30,460		7,410		5,664		18,562		13,074
Custodian fees (Note 4)	5,205		5,596		1,852		1,464		4,121		3,111
Accounting fees (Note 4)	8,832		10,154		2,470		1,888		6,187		4,358
Transfer agent fees (Note 4)	16,824		15,729		3,800		5,981		7,614		7,448
Shareholder services fees (Note 4)	72,991		79,203		1,222		15,715		51,378		36,198
Distribution services fees (Note 4)	5,514		2,199		—		776		1,601		599
Other	37,305		42,044		24,919		15,529		29,538		32,573

Total liabilities	77,397,283		57,304,122		374,102		18,805,648		677,248		27,736,536

Net Assets:	365,543,968		418,164,607		100,089,572		77,193,557		254,348,041		177,773,600

Composition of Net Assets:
Paid-in capital	$250,159,338		$342,575,181		$59,353,857		$58,144,407		$217,458,748		$137,796,119
Undistributed net investment income	1,193		113,191		186,211		—		634,869		412,594
Accumulated net realized gains/(losses) on investments	44,856,221		(30,142,365)		20,715,299		1,761,200		(16,715,994)		5,209,623
Net unrealized appreciation/(depreciation) on investments	70,527,216		105,618,600		19,834,205		17,287,950		52,970,418		34,355,264

Net Assets	$365,543,968		$418,164,607		$100,089,572		$77,193,557		$254,348,041		$177,773,600

Investments, at identified cost	$368,319,384		$365,348,304		$80,383,686		$78,476,566		$201,379,036		$168,604,563

Shares Outstanding and Net Asset Value Per Share:
Class A Shares:
Net assets	$352,741,674		$387,870,766		$5,990,209		$75,785,373		$250,626,910		$176,280,533
Shares outstanding	18,741,937		21,302,435		209,929		6,825,466		14,113,917		10,704,989
Net asset value and redemption price per share	$18.82		$18.21		$28.53		$11.10		$17.76		$16.47
Offering price per share	$19.92	(2)	$19.27	(2)	$30.19	(2)	$11.75	(2)	$18.79	(2)	$17.43	(2)

Class C Shares:
Net assets	$9,168,422		$3,609,185		$99		$1,274,278		$2,633,316		$931,888
Shares outstanding	502,524		203,969		3		117,464		148,950		56,629
Net asset value, offering and redemption price* per share	$18.24		$17.69		$28.53		$10.85		$17.68		$16.46

Class I Shares:
Net assets	$3,633,872		$26,684,656		$94,099,264		$133,906		$1,087,815		$561,179
Shares outstanding	192,043		1,467,308		3,294,498		12,022		61,238		34,025
Net asset value, offering and redemption price per share	$18.92		$18.19		$28.56		$11.14		$17.76		$16.49
*	Redemption price per share varies by length of time shares are held.
(1)	Including $73,144,123, $74,192,360, $18,174,917, and $34,936,503 of securities loaned, respectively.
(2)	Computation of offering price per share: 100/94.5 of net asset value.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

NOVEMBER 30, 2006

	Fixed Income Fund		Limited Maturity Fixed Income Fund		Intermediate Tax Exempt Bond Fund		Treasury Money Market Fund		Money Market Fund
Assets:
Investments in securities, at value	$306,726,340	(1)	$62,555,019	(1)	52,339,303		$1,089,194,562	(1)	$89,476,908
Investments in repurchase agreements	—		—		—		317,721,682		—

Total investments in securities	306,726,340		62,555,019		52,339,303		1,406,916,244		89,476,908

Interest and dividends receivable	2,300,227		377,327		680,577		1,169,904		179,299
Receivable for fund shares sold	150,011		30,662		—		—		—
Receivable for investments sold	—		270,943		—		—		—
Receivable from sub-administrator	—		—		—		169,183		—
Pre-paid expenses	—		—		—		54,834		14,086

Total assets	309,176,578		63,233,951		53,019,880		1,408,310,165		89,670,293

Liabilities:
Payable for fund shares redeemed	405,941		69,425		135,553		—		—
Dividends payable	1,029,853		91,770		116,071		3,644,609		346,083
Payable for investments purchased	—		—		—		—		—
Payable for collateral due to broker	35,798,411		10,588,048		—		317,721,682		—
Accrued expenses:
Advisory fees (Note 4)	111,536		10,951		10,833		84,496		66,369
Administration fees (Note 4)	20,076		3,942		3,900		72,438		29,955
Custodian fees (Note 4)	4,374		1,082		1,072		7,930		5,140
Accounting fees (Note 4)	6,692		1,314		1,300		—		—
Transfer agent fees (Note 4)	8,490		3,829		3,157		—		3,163
Shareholder services fees—Class A Shares	44,591		10,934		9,387		202,518		16,599
Distribution services fees—Class C Shares	1,731		248		—		—		—
Other	41,872		23,169		34,214		24,146		72,824

Total liabilities	37,473,567		10,804,712		315,487		321,757,819		540,133

Net Assets:	271,703,011		52,429,239		52,704,393		1,086,552,346		89,130,160

Composition of Net Assets:
Paid-in capital	$276,595,531		$57,635,773		52,106,447		1,086,552,470		89,279,939
Undistributed net investment income	—		214,120		(26,529)		—		45,405
Accumulated net realized gains/(losses) on investments	(4,698,897)		(5,825,465)		15,486		(124)		(195,184)
Net unrealized appreciation/(depreciation) of investments	(193,623)		404,811		608,989		—		—

Net Assets	$271,703,011		$52,429,239		$52,704,393		$1,086,552,346		$89,130,160

Investments, at identified cost	$306,919,963		$62,150,208		$51,730,314		$1,406,916,244		$89,476,908

Shares Outstanding and Net Asset Value Per Share:
Class A Shares:
Net assets	$214,896,588		$52,022,748		$45,782,445		$1,086,552,244		$76,215,398
Shares outstanding	20,988,550		5,369,829		4,798,195		1,086,559,464		76,261,501
Net asset value and redemption price per share	$10.24		$9.69		$9.54		$1.00		$1.00
Offering price per share	$10.45	(2)	$9.84	(3)	$9.73	(2)	$1.00		$1.00

Class C Shares:
Net assets	$2,749,604		$406,387		$104		—		—
Shares outstanding	268,556		41,953		11		—		—
Net asset value, offering and redemption price* per share	$10.24		$9.69		$9.55		—		—

Class I Shares:
Net assets	$54,056,819		$104		$6,921,844		$102		$12,914,762
Shares outstanding	5,280,088		11		725,797		102		12,893,440
Net asset value, offering and redemption price per share	$10.24		$9.69		$9.54		$1.00		$1.00
*	Redemption price per share varies by length of time shares are held.
(1)	Including $47,105,974, $14,469,419, and $316,051,033 of securities loaned, respectively.
(2)	Computation of Offering Price Per Share: 100/98 of net asset value.
(3)	Computation of Offering Price Per Share: 100/98.5 of net asset value.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2006

	Mid Cap Growth Fund	Growth Fund		Core Equity Fund
Investment Income:
Dividend income	$3,208,195 (1)	$5,663,057	(2)	$2,353,549	(3)
Interest income	—	—		—
Proceeds from securities lending	142,097	38,304		—

Total investment income	3,350,292	5,701,361		2,353,549

Expenses:
Advisory fees	2,702,704	3,117,059		824,579
Administration fees	324,324	374,047		98,949
Custodian fees	63,537	68,269		24,489
Transfer agent fees	192,290	199,714		68,418
Trustees’ fees	4,411	4,408		4,411
Audit fees	46,757	76,432		15,250
Legal fees	42,943	51,994		10,705
Portfolio accounting fees	108,108	124,683		32,983
Shareholder service fees—Class A Shares	874,769	959,097		14,242
Shareholder service fees—Class C Shares	20,030	8,502		—
Distribution service fees—Class C Shares	60,090	25,507		—
Share registration fees	40,397	45,929		19,125
Printing and postage fees	38,404	48,999		17,479
Insurance premiums	19,119	21,945		4,519
Other	9,986	14,639		3,883

Total expenses	4,547,869	5,141,224		1,139,032

Net investment income/(loss)	(1,197,577)	560,137		1,214,517

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains on investments	46,099,179	19,992,217		28,142,255
Change in unrealized appreciation/(depreciation) on investments	(11,099,834)	10,197,872		(25,677,761)

Net realized and unrealized gains on investments	34,999,345	30,190,089		2,464,494

Change in net assets resulting from operations	$33,801,768	$30,750,226		$3,679,011

(1)	Net of foreign taxes withheld of $8,278.

(2)	Net of foreign taxes withheld of $7,934.

(3)	Net of foreign taxes withheld of $8,708.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2006

	Mid Cap Value Fund	Value Fund		Balanced Fund
Investment Income:
Dividend income	$1,016,265	$4,857,094	(1)	$2,232,322	(2)
Interest income	—	—		2,176,495
Proceeds from securities lending	16,926	—		41,939

Total investment income	1,033,191	4,857,094		4,450,756

Expenses:
Advisory fees	593,856	1,857,435		1,332,192
Administration fees	71,263	222,892		159,863
Custodian fees	18,337	49,649		38,026
Transfer agent fees	66,459	88,676		108,142
Trustees’ fees	4,411	4,411		4,408
Audit fees	3,218	21,788		40,406
Legal fees	7,938	24,498		19,194
Portfolio accounting fees	23,754	74,297		53,288
Shareholder service fees—Class A Shares	194,892	610,430		437,626
Shareholder service fees—Class C Shares	2,686	6,496		3,232
Distribution service fees—Class C Shares	8,059	19,488		9,697
Share registration fees	38,336	41,664		42,009
Printing and postage fees	2,474	19,180		17,325
Insurance premiums	3,876	13,241		9,420
Other	3,141	3,277		4,818

Total expenses	1,042,700	3,057,422		2,279,646

Net investment income/(loss)	(9,509)	1,799,672		2,171,110

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains on investments	3,262,042	9,120,707		10,038,107
Change in unrealized appreciation/(depreciation) on investments	3,794,013	12,643,450		2,132,026

Net realized and unrealized gains on investments	7,056,055	21,764,157		12,170,133

Change in net assets resulting from operations	$7,046,546	$23,563,829		$14,341,243

(1)	Net of foreign taxes withheld of $10,933.

(2)	Net of foreign taxes withheld of $3,459.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2006

	Fixed Income Fund	Limited Maturity Fixed Income Fund	Intermediate Tax Exempt Bond Fund
Investment Income:
Interest income	$15,752,425	$2,630,749	$2,273,940
Dividend income	219,229	100,705	13,741
Proceeds from securities lending	106,508	23,542	—

Total investment income	16,078,162	2,754,996	2,287,681

Expenses:
Advisory fees	1,444,594	239,564	139,358
Administration fees	260,026	53,902	50,169
Custodian fees	55,734	14,479	13,649
Transfer agent fees	108,609	51,407	42,707
Trustees’ fees	4,408	4,411	4,408
Audit fees	66,888	33,321	13,737
Legal fees	37,677	9,080	1,817
Portfolio accounting fees	86,676	17,967	16,723
Shareholder service fees—Class A Shares	563,989	148,469	121,177
Shareholder service fees—Class C Shares	6,977	1,097	—
Distribution service fees—Class C Shares	20,930	3,293	—
Share registration fees	40,369	45,223	19,616
Printing and postage fees	38,833	7,854	2,880
Insurance premiums	14,828	3,054	872
Other	12,381	6,834	1,498

Total expenses	2,762,919	639,955	428,611
Expenses voluntarily waived by the Adviser	—	(35,241)	—

Net Expenses	2,762,919	604,714	428,611

Net investment income	13,315,243	2,150,282	1,859,070

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	(2,913,700)	(868,087)	(12,966)
Change in unrealized appreciation/(depreciation) on investments	3,039,799	1,089,823	150,190

Net realized and unrealized gains/(losses) on investments	126,099	221,736	137,224

Change in net assets resulting from operations	$13,441,342	$2,372,018	$1,996,294

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2006

	Treasury Money Market Fund	Money Market Fund
Investment Income:
Interest income	$40,950,654	$4,039,779
Dividend income	—	269,797
Proceeds from securities lending	328,221	—

Total investment income	41,278,875	4,309,576

Expenses:
Advisory fees	1,743,419	221,760
Administration fees	800,831	81,098
Custodian fees	91,997	20,524
Transfer agent fees	190,629	56,598
Trustees’ fees	5,383	6,072
Audit fees	87,369	24,044
Legal fees	112,604	12,806
Portfolio accounting fees	266,944	27,035
Shareholder service fees—Class A Shares	2,225,908	177,763
Share registration fees	28,211	10,820
Printing and postage fees	85,722	17,187
Other	78,182	33,317

Total expenses	5,717,199	689,024

Expenses waived by the adviser (Note 4)	(191,410)	—
Expenses reimbursed by the sub-administrator (Note 4)	(169,183)	—

Net expenses	5,356,606	689,024

Net investment income	35,922,269	3,620,552

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	(124)	(2,937)
Change in unrealized appreciation/(depreciation) on investments	—	—

Net realized and unrealized gains/(losses) on investments	(124)	(2,937)

Change in net assets resulting from operations	$35,922,145	$3,617,615

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Growth Fund		Growth Fund
	Year Ended November 30, 2006	Year Ended November 30, 2005	Year Ended November 30, 2006	Year Ended November 30, 2005
Change in Net Assets:
Operations:
Net investment income/(loss)	$(1,197,577)	$(1,233,222)	$560,137	$852,085
Net realized gains/(losses) on investments	46,099,179	18,798,273	19,992,217	12,734,097
Net change in unrealized appreciation/(depreciation) on investments	(11,099,834)	34,662,706	10,197,872	27,320,241

Change in net assets resulting from operations	33,801,768	52,227,757	30,750,226	40,906,423

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	—	—	(379,718)	(2,288,247)
Class C Shares	—	—	—	(12,062)
Class I Shares	—	—	(155,062)	(15)
Distributions from net realized gain on investments:
Class A Shares	(18,409,377)	(24,267,601)	—	—
Class C Shares	(345,412)	(453,983)	—	—
Class I Shares	(72,304)	(85,136)	—	—

Change in net assets resulting from distributions to shareholders	(18,827,093)	(24,806,720)	(534,780)	(2,300,324)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	24,626,129	(2,187,051)	(34,150,917)	(31,245,974)

Change in net assets	39,600,804	25,233,986	(3,935,471)	7,360,125
Net Assets:
Beginning of period	325,943,164	300,709,178	422,100,078	414,739,953

End of period	$365,543,968	$325,943,164	$418,164,607	$422,100,078

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Core Equity Fund
	Year Ended November 30, 2006	Period Ended November 30, 2005(1)	Year Ended August 31, 2005
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,214,517	$304,482	$1,685,415
Net realized gains/(losses) on investments	28,142,255	2,892,156	10,719,729
Net change in unrealized appreciation/(depreciation) on investments	(25,677,761)	(1,190,364)	6,035,806

Change in net assets resulting from operations	3,679,011	2,006,274	18,440,950

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(53,029)	(12,143)	(77,739)
Class B Shares	—	—	(3,718)
Class I Shares	(1,212,612)	(323,187)	(1,607,344)

Change in net assets resulting from distributions to shareholders	(1,265,641)	(335,330)	(1,688,801)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(20,389,783)	(8,995,723)	(42,007,282)

Change in net assets	(17,976,413)	(7,324,779)	(25,255,133)
Net Assets:
Beginning of period	118,065,985	125,390,764	150,645,897

End of period	$100,089,572	$118,065,985	$125,390,764

(1)	For the period September 1, 2005 to November 30, 2005.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Value Fund		Value Fund
	Year Ended November 30, 2006	Year Ended November 30, 2005	Year Ended November 30, 2006	Year Ended November 30, 2005
Change in Net Assets:
Operations:
Net investment income/(loss)	$(9,509)	$(433,663)	$1,799,672	$1,764,671
Net realized gains/(losses) on investments	3,262,042	9,983,696	9,120,707	6,096,095
Net change in unrealized appreciation/(depreciation) on investments	3,794,013	1,508,435	12,643,450	16,111,858

Change in net assets resulting from operations	7,046,546	11,058,468	23,563,829	23,972,624

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	—	—	(1,663,846)	(2,042,187)
Class C Shares	—	—	—	(10,503)
Class I Shares	—	—	(10,818)	(7,857)
Distributions from net realized gain on investments:
Class A Shares	(10,184,417)	(21,631,351)	—	—
Class C Shares	(101,871)	(80,147)	—	—
Class I Shares	(15,875)	—	—	—

Change in net assets resulting from distributions to shareholders	(10,302,163)	(21,711,498)	(1,674,664)	(2,060,547)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(10,348,397)	(5,155,674)	5,097,420	33,090,811

Change in net assets	(13,604,014)	(15,808,704)	26,986,585	55,002,888
Net Assets:
Beginning of period	90,797,571	106,606,275	227,361,456	172,358,568

End of period	$77,193,557	$90,797,571	$254,348,041	$227,361,456

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Balanced Fund		Fixed Income Fund
	Year Ended November 30, 2006	Year Ended November 30, 2005	Year Ended November 30, 2006	Year Ended November 30, 2005
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,171,110	$1,447,794	$13,315,243	$9,424,274
Net realized gains/(losses) on investments	10,038,107	4,061,769	(2,913,700)	(20,954)
Net change in unrealized appreciation/(depreciation) on investments	2,132,026	8,179,149	3,039,799	(7,346,831)

Change in net assets resulting from operations	14,341,243	13,688,712	13,441,342	2,056,489

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(2,148,188)	(1,581,432)	(10,578,496)	(9,252,093)
Class C Shares	(5,440)	(12,935)	(111,552)	(72,063)
Class I Shares	(11,501)	—	(2,969,495)	(99,667)
Distributions from net realized gain on investments:
Class A Shares	(375,391)	—	—	—
Class C Shares	(3,132)	—	—	—
Class I Shares	(215)	—	—	—

Change in net assets resulting from distributions to shareholders	(2,543,867)	(1,594,367)	(13,659,543)	(9,423,823)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(10,924,114)	44,754,332	(39,942,470)	51,168,478

Change in net assets	873,262	56,848,677	(40,160,671)	43,801,144
Net Assets:
Beginning of period	176,900,338	120,051,661	311,863,682	268,062,538

End of period	$177,773,600	$176,900,338	$271,703,011	$311,863,682

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Limited Maturity Fixed Income Fund		Intermediate Tax Exempt Bond Fund
	Year Ended November 30, 2006	Year Ended November 30, 2005	Year Ended November 30, 2006	Year Ended November 30, 2005
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,150,282	$2,615,639	$1,859,070	$1,852,448
Net realized gains/(losses) on investments	(868,087)	(1,115,917)	(12,966)	49,811
Net change in unrealized appreciation/(depreciation) on investments	1,089,823	(524,713)	150,190	(1,227,269)

Change in net assets resulting from operations	2,372,018	975,009	1,996,294	674,990

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(2,147,228)	(2,723,722)	(1,600,399)	(1,833,640)
Class C Shares	(12,663)	(14,783)	(4)	(2)
Class I Shares	(4)	(1)	(258,003)	(18,806)
Distributions from net realized gain on investments:
Class A Shares	—	—	(49,538)	(415,820)
Class I Shares	—	—	(8,286)	(1,961)

Change in net assets resulting from distributions to shareholders	(2,159,895)	(2,738,506)	(1,916,230)	(2,270,229)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(15,760,179)	(41,351,492)	(8,814,420)	(5,822,952)

Change in net assets	(15,548,056)	(43,114,989)	(8,734,356)	(7,418,191)
Net Assets:
Beginning of period	67,977,295	111,092,284	61,438,749	68,856,940

End of period	$52,429,239	$67,977,295	$52,704,393	$61,438,749

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Treasury Money Market Fund
	Year Ended November 30, 2006	Year Ended November 30, 2005
Change in Net Assets:
Operations:
Net investment income	$35,922,269	$18,732,410
Net realized losses on investments	(124)	—

Change in net assets resulting from operations	35,922,145	18,732,410

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(35,922,267)	(18,762,869)
Class I Shares	(2)	—

Change in net assets resulting from distributions to shareholders	(35,922,269)	(18,762,869)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	258,691,401	(33,477,947)

Change in net assets	258,691,277	(33,508,406)
Net Assets:
Beginning of period	827,861,069	861,369,475

End of period	$1,086,552,346	$827,861,069

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund
	Year Ended November 30, 2006	Period Ended November 30, 2005(1)	Year Ended August 31, 2005
Change in Net Assets:
Operations:
Net investment income	$3,620,552	$665,175	$2,858,037
Net realized gains/(losses) on investments	(2,937)	—	(156,681)

Change in net assets resulting from operations	3,617,615	665,175	2,701,356

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(2,789,391)	(333,145)	(774,014)
Class I Shares	(785,756)	(332,030)	(2,013,410)
Sweep Shares	—	—	(70,613)

Change in net assets resulting from distributions to shareholders	(3,575,147)	(665,175)	(2,858,037)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(28,784,990)	37,893,387	(135,910,588)

Change in net assets	(28,742,522)	37,893,387	(136,067,269)
Net Assets:
Beginning of period	117,872,682	79,979,295	216,046,564

End of period	$89,130,160	$117,872,682	$79,979,295

(1)	For the period September 1, 2005 to November 30, 2005.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends From Net Investment Income		Distributions From Capital Gains
Mid Cap Growth Fund
Class A Shares
Year Ended November 30, 2006	$18.06	(0.06)		1.82	1.76	—		(1.00)
Year Ended November 30, 2005	$16.57	(0.07)		2.93	2.86	—		(1.37)
Year Ended November 30, 2004	$15.49	(0.11)		1.19	1.08	—		—
Year Ended November 30, 2003	$11.99	(0.11	)(5)	3.61	3.50	—		—
Year Ended November 30, 2002	$13.66	(0.05	)(5)	(1.60)	(1.65)	(0.02)		—

Mid Cap Growth Fund
Class C Shares
Year Ended November 30, 2006	$17.61	(0.06)		1.69	1.63	—		(1.00)
Year Ended November 30, 2005	$16.24	(0.07)		2.81	2.74	—		(1.37)
Year Ended November 30, 2004	$15.29	(0.11)		1.06	0.95	—		—
Year Ended November 30, 2003	$11.92	(0.21	)(5)	3.58	3.37	—		—
Period Ended November 30, 2002 (8)	$13.71	(0.12	)(5)	(1.67)	(1.79)	—		—

Mid Cap Growth Fund
Class I Shares
Year Ended November 30, 2006	$18.11	(0.06)		1.87	1.81	—		(1.00)
Year Ended November 30, 2005	$16.59	(0.07)		2.96	2.89	—		(1.37)
Period Ended November 30, 2004 (9)	$16.16	(0.11)		0.54	0.43	—		—

Growth Fund
Class A Shares
Year Ended November 30, 2006	$16.93	0.02		1.28	1.30	(0.02)		—
Year Ended November 30, 2005	$15.33	0.04		1.65	1.69	(0.09)		—
Year Ended November 30, 2004	$15.04	0.06		0.23	0.29	—		—
Year Ended November 30, 2003	$13.03	(0.03	)(5)	2.04	2.01	—		—
Year Ended November 30, 2002	$15.27	(0.01	)(5)	(2.23)	(2.24)	(0.00	)(6)	—

Growth Fund
Class C Shares
Year Ended November 30, 2006	$16.52	—		1.17	1.17	—		—
Year Ended November 30, 2005	$15.02	0.01		1.55	1.56	(0.06)		—
Year Ended November 30, 2004	$14.84	0.06		0.12	0.18	—		—
Year Ended November 30, 2003	$12.95	(0.15	)(5)	2.04	1.89	—		—
Year Ended November 30, 2002 (8)	$15.46	(0.09	)(5)	(2.42)	(2.51)	—		—

Growth Fund
Class I Shares
Year Ended November 30, 2006	$16.94	0.10		1.25	1.35	(0.10)		—
Period Ended November 30, 2005 (10)	$15.52	(0.04)		1.47	1.43	(0.01)		—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(3)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(4)	Not annualized for periods less than one year.

REGIONS MORGAN KEEGAN SELECT FUNDS

				Ratios to Average Net Assets						Supplemental Data
Total Distributions		Net Asset Value, End of Period	Total Return (1)(4)	Net Expenses		Net Investment Income		Expenses Waiver/ Reimbursement (2)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate (3)

(1.00)		$18.82	10.27%	1.25%		(0.32)%		—		$352,742	67%
(1.37)		$18.06	18.91%	1.26%		(0.40)%		—		$318,644	73%
—		$16.57	6.97%	1.29%		(0.69)%		—		$294,325	56%
—		$15.49	29.19%	1.33%		(0.82)%		—		$175,867	49%
(0.02)		$11.99	(12.07)%	1.30%		(0.42)%		—		$114,660	126%

(1.00)		$18.24	9.76%	2.00%		(1.07)%		—		$9,168	67%
(1.37)		$17.61	18.54%	2.01%		(1.15)%		—		$5,984	73%
—		$16.24	6.21%	1.99%		(1.39)%		—		$5,353	56%
—		$15.29	28.27%	2.08%		(1.62)%		—		$1,825	49%
—		$11.92	(14.06)%	2.05	%(7)	(1.18	)%(7)	—		$259	126%

(1.00)		$18.92	10.52%	1.00%		(0.07)%		—		$3,634	67%
(1.37)		$18.11	19.09%	1.01%		(0.15)%		—		$1,315	73%
—		$16.59	2.66%	1.00	%(7)	(0.40	)%(7)	—		$1,032	56%

(0.02)		$18.21	7.67%	1.25%		0.12%		—		$387,871	27%
(0.09)		$16.93	11.06%	1.23%		0.22%		0.05%		$385,900	53%
—		$15.33	1.93%	1.27%		0.37%		0.05%		$411,785	33%
—		$15.04	15.43%	1.27%		(0.23)%		0.05%		$319,180	44%
(0.00	)(3)	$13.03	(14.65)%	1.28%		(0.06)%		0.05%		$271,852	112%

—		$17.69	7.08%	2.00%		(0.63)%		—		$3,609	27%
(0.06)		$16.52	10.43%	1.98%		(0.53)%		0.05%		$3,082	53%
—		$15.02	1.21%	1.96%		(0.32)%		0.05%		$2,955	33%
—		$14.84	14.59%	2.02%		(1.06)%		0.05%		$1,072	44%
—		$12.95	(16.88)%	2.03	%(7)	(0.81	)%(7)	0.05	%(7)	$139	112%

(0.10)		$18.19	7.98%	1.00%		0.37%		—		$26,685	27%
(0.01)		$16.94	9.24%	0.98%		0.47%		0.05%		$33,118	53%

(5)	Based on average shares outstanding.

(6)	Represents less than $0.005.

(7)	Annualized for periods less than one year.

(8)	From the commencement of investment operations on January 7, 2002.

(9)	From the commencement of investment operations on June 23, 2004.

(10)	From the commencement of investment operations on May 19, 2005.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Capital Gains
Core Equity Fund
Class A Shares
Year Ended November 30, 2006	$27.94	0.26		0.59		0.85	(0.26)	—
Period Ended November 30, 2005 (7)	$27.56	0.05		0.39		0.44	(0.06)	—
Year Ended August 31, 2005	$24.38	0.27	(5)	3.15	(5)	3.42	(0.24)	—
Year Ended August 31, 2004	$22.68	0.12	(5)	1.73	(5)	1.85	(0.15)	—
Year Ended August 31, 2003	$21.14	0.18		1.55		1.73	(0.19)	—
Year Ended August 31, 2002	$25.50	0.17		(4.37)		(4.20)	(0.16)	—

Core Equity Fund
Class C Shares
Period Ended November 30, 2006 (8)	$29.07	0.14		(0.54)		(0.40)	(0.14)	—

Core Equity Fund
Class I Shares
Year Ended November 30, 2006	$27.97	0.33		0.59		0.92	(0.33)	—
For the Period Ended November 30, 2005 (7)	$27.59	0.07		0.39		0.46	(0.08)	—
Year Ended August 31, 2005	$24.42	0.34	(5)	3.16	(5)	3.50	(0.33)	—
Year Ended August 31, 2004	$22.71	0.19	(5)	1.73	(5)	1.92	(0.21)	—
Year Ended August 31, 2003	$21.17	0.25		1.54		1.79	(0.25)	—
Year Ended August 31, 2002	$25.55	0.22		(4.38)		(4.16)	(0.22)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(3)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(4)	Not annualized for periods less than one year.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets					Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1)(4)	Net Expenses		Net Investment Income		Expenses Waiver/ Reimbusement (2)	Net Assets, End of Period (000’s)		Portfolio Turnover Rate (3)

(0.26)	$28.53	3.06%	1.27%		0.87%		—	$5,990		120%
(0.06)	$27.94	1.59%	1.43	%(6)	0.75	%(6)	—	$5,346		6%
(0.24)	$27.56	14.08%	1.42%		0.95%		0.02%	$5,941		31%
(0.15)	$24.38	8.16%	1.43%		0.48%		0.05%	$12,445		10%
(0.19)	$22.68	8.28%	1.44%		0.96%		0.08%	$6,992		12%
(0.16)	$21.14	(16.56)%	1.40%		0.66%		0.10%	$4,402		4%

(0.14)	$28.53	(1.35)%	2.02	%(6)	0.12	%(6)	—	$—	(9)	120%

(0.33)	$28.56	3.34%	1.02%		1.12%		—	$94,099		120%
(0.08)	$27.97	1.65%	1.18	%(6)	1.01	%(6)	—	$112,720		6%
(0.33)	$27.59	14.39%	1.15%		1.27%		0.16%	$119,450		31%
(0.21)	$24.42	8.48%	1.13%		0.77%		0.35%	$136,532		10%
(0.25)	$22.71	8.57%	1.14%		1.26%		0.38%	$139,516		12%
(0.22)	$21.17	(16.38)%	1.09%		0.95%		0.41%	$134,134		4%

(5)	Per share data calculated using average shares for the period.

(6)	Annualized for periods less than one year.

(7)	For the period September 1, 2005 to November 30, 2005.

(8)	From the commencement of investment operations on April 3, 2006.

(9)	Represents less than $1,000.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends From Net Investment Income		Distributions From Capital Gains	Return of Capital
Mid Cap Value Fund
Class A Shares
Year Ended November 30, 2006	$11.43	—		0.97	0.97	—		(1.30)	—
Year Ended November 30, 2005	$12.73	(0.06)		1.34	1.28	—		(2.58)	—
Year Ended November 30, 2004	$11.27	(0.06)		2.35	2.29	(0.00	)(6)	(0.83)	—
Period Ended November 30, 2003 (9)	$10.00	(0.00	)(5)(6)	1.27	1.27	—		—	—

Mid Cap Value Fund
Class C Shares
Year Ended November 30, 2006	$11.26	—		0.89	0.89	—		(1.30)	—
Year Ended November 30, 2005	$12.63	(0.06)		1.27	1.21	—		(2.58)	—
Year Ended November 30, 2004	$11.25	(0.06)		2.27	2.21	—		(0.83)	—
Period Ended November 30, 2003 (9)	$10.00	(0.06	)(5)	1.31	1.25	—		—	—

Mid Cap Value Fund
Class I Shares
Year Ended November 30, 2006	$11.44	—		1.00	1.00	—		(1.30)	—
Period Ended November 30, 2005 (10)	$10.50	(0.06)		1.00	0.94	—		—	—

Value Fund
Class A Shares
Year Ended November 30, 2006	$16.23	0.13		1.52	1.65	(0.12)		—	—
Year Ended November 30, 2005	$14.40	0.15		1.86	2.01	(0.18)		—	—
Year Ended November 30, 2004	$13.13	0.12		1.23	1.35	(0.08)		—	—
Year Ended November 30, 2003	$12.22	0.08	(5)	0.90	0.98	(0.07)		—	—
Year Ended November 30, 2002	$13.94	0.12		(1.71)	(1.59)	(0.13)		—	(0.00	)(6)(8)

Value Fund
Class C Shares
Year Ended November 30, 2006	$16.16	0.01		1.51	1.52	—		—	—
Year Ended November 30, 2005	$14.33	0.04		1.86	1.90	(0.07)		—	—
Year Ended November 30, 2004	$13.13	0.08		1.16	1.24	(0.04)		—	—
Year Ended November 30, 2003	$12.21	(0.00	)(5)(6)	0.92	0.92	(0.00	)(6)	—	—
Period Ended November 30, 2002 (11)	$13.35	0.02		(1.14)	(1.12)	(0.02)		—	(0.00	)(6)(8)

Value Fund
Class I Shares
Year Ended November 30, 2006	$16.26	0.20		1.49	1.69	(0.19)		—	—
Year Ended November 30, 2005	$14.42	0.18		1.87	2.05	(0.21)		—	—
Period Ended November 30, 2004 (12)	$13.69	0.07		0.70	0.77	(0.04)		—	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(3)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(4)	Not annualized for periods less than one year.

REGIONS MORGAN KEEGAN SELECT FUNDS

				Ratios to Average Net Assets						Supplemental Data
Total Distributions		Net Asset Value, End of Period	Total Return (1)(4)	Net Expenses		Net Investment Income		Expenses Waiver/ Reimbusement (2)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate (3)

(1.30)		$11.10	9.75%	1.30%		0.00%		—		$75,786	33%
(2.58)		$11.43	11.93%	1.25%		(0.44)%		0.05%		$89,810	68%
(0.83)		$12.73	21.76%	1.38%		(0.70)%		0.05%		$106,222	23%
—		$11.27	12.70%	1.38	%(7)	0.03	%(7)	0.05	%(7)	$68,034	126%

(1.30)		$10.85	9.13%	2.05%		(0.75)%		—		$1,274	33%
(2.58)		$11.26	11.38%	2.00%		(1.19)%		0.05%		$848	68%
(0.83)		$12.63	21.00%	1.81%		(1.13)%		0.05%		$384	23%
—		$11.25	12.50%	2.13	%(7)	(0.72	)%(7)	0.05	%(7)	$4	126%

(1.30)		$11.14	10.03%	1.05%		0.25%		—		$134	33%
—		$11.44	8.95%	1.00%		(0.19)%		0.05%		$140	68%

(0.12)		$17.76	10.19%	1.23%		0.73%		—		$250,627	72%
(0.18)		$16.23	14.05%	1.25%		0.97%		0.05%		$224,301	58%
(0.08)		$14.40	10.29%	1.29%		0.92%		0.05%		$169,772	59%
(0.07)		$13.13	8.12%	1.25%		0.68%		0.05%		$209,319	231%
(0.13)		$12.22	(11.47)%	1.23%		0.89%		0.05%		$196,423	163%

—		$17.68	9.41%	1.98%		(0.02)%		—		$2,633	72%
(0.07)		$16.16	13.31%	2.00%		0.22%		0.05%		$2,255	58%
(0.04)		$14.33	9.45%	2.00%		0.18%		0.05%		$2,056	59%
(0.00	)(9)	$13.13	7.55%	2.00%		0.04%		0.05%		$368	231%
(0.02)		$12.21	(8.80)%	1.98	%(7)	0.21	%(7)	0.05	%(7)	$55	163%

(0.19)		$17.76	10.46%	0.98%		0.98%		—		$1,088	72%
(0.21)		$16.26	14.31%	1.00%		1.22%		0.05%		$806	58%
0.04		$14.42	5.63%	1.02	%(7)	1.16	%(7)	0.05	%(7)	$531	59%

(5)	Based on average shares outstanding.

(6)	Represents less than $0.005.

(7)	Annualized for periods less than one year.

(8)	Represents a return of capital for federal income tax purposes.

(9)	From the commencement of investment operations on December 9, 2002.

(10)	From the commencement of investment operations on May 10, 2005.

(11)	From the commencement of investment operations on February 21, 2002.

(12)	From the commencement of investment operations on June 16, 2004.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Capital Gains
Balanced Fund
Class A Shares
Year Ended November 30, 2006	$15.40	0.19		1.10	1.29	(0.19)	(0.03)
Year Ended November 30, 2005	$13.97	0.16		1.46	1.62	(0.19)	—
Year Ended November 30, 2004	$13.54	0.22	(5)	0.40	0.62	(0.19)	—
Year Ended November 30, 2003	$12.88	0.20	(5)	0.68	0.88	(0.22)	—
Year Ended November 30, 2002	$14.07	0.24	(5)	(0.93)	(0.69)	(0.24)	(0.26)

Balanced Fund
Class C Shares
Year Ended November 30, 2006	$15.38	0.06		1.11	1.17	(0.06)	(0.03)
Year Ended November 30, 2005	$13.95	0.06		1.46	1.52	(0.09)	—
Year Ended November 30, 2004	$13.54	0.13	(5)	0.39	0.52	(0.11)	—
Year Ended November 30, 2003	$12.90	0.10	(5)	0.67	0.77	(0.13)	—
Period Ended November 30, 2002 (7)	$13.67	0.13	(5)	(0.82)	(0.69)	(0.08)	—

Balanced Fund
Class I Shares
Year Ended November 30, 2006	$15.42	0.23		1.10	1.33	(0.23)	(0.03)
Period Ended November 30, 2005 (8)	$15.15	0.01		0.30	0.31	(0.04)	—

Fixed Income Fund
Class A Shares
Year Ended November 30, 2006	$10.23	0.47		0.02	0.49	(0.48)	—
Year Ended November 30, 2005	$10.54	0.39		(0.31)	0.08	(0.39)	—
Year Ended November 30, 2004	$11.02	0.37		(0.27)	0.10	(0.37)	(0.21)
Year Ended November 30, 2003	$11.10	0.41		(0.06)	0.35	(0.41)	(0.02)
Year Ended November 30, 2002	$10.82	0.46		0.28	0.74	(0.46)	—

Fixed Income Fund
Class C Shares
Year Ended November 30, 2006	$10.23	0.39		0.02	0.41	(0.40)	—
Year Ended November 30, 2005	$10.55	0.31		(0.32)	(0.01)	(0.31)	—
Year Ended November 30, 2004	$11.02	0.28		(0.25)	0.03	(0.29)	(0.21)
Year Ended November 30, 2003	$11.10	0.32		(0.05)	0.27	(0.33)	(0.02)
Period Ended November 30, 2002 (9)	$10.82	0.37		0.28	0.65	(0.37)	—

Fixed Income Fund
Class I Shares
Year Ended November 30, 2006	$10.23	0.49		0.02	0.51	(0.50)	—
Period Ended November 30, 2005 (10)	$10.40	0.13		(0.17)	(0.04)	(0.13)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(3)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(4)	Not annualized for periods less than one year.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets						Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1)(4)	Net Expenses		Net Investment Income		Expenses Waiver/ Reimbusement (2)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate (3)

(0.22)	$16.47	8.51%	1.28%		1.23%		—		$176,281	29%
(0.19)	$15.40	11.72%	1.28%		1.16%		0.05%		$127,954	22%
(0.19)	$13.97	4.63%	1.33%		1.62%		0.05%		$117,968	79%
(0.22)	$13.54	6.92%	1.35%		1.58%		0.05%		$96,192	98%
(0.50)	$12.88	(4.99)%	1.30%		1.83%		0.05%		$92,530	82%

(0.09)	$16.46	7.69%	2.03%		0.48%		—		$932	29%
(0.09)	$15.38	10.96%	2.03%		0.41%		0.05%		$1,382	22%
(0.11)	$13.95	3.86%	2.08%		0.92%		0.05%		$2,084	79%
(0.13)	$13.54	6.07%	2.10%		0.81%		0.05%		$978	98%
(0.08)	$12.90	(5.31)%	2.05	%(6)	1.24	%(6)	0.05	%(6)	$612	82%

(0.26)	$16.49	8.76%	1.03%		1.48%		—		$561	29%
(0.04)	$15.42	2.06%	1.03	%(6)	1.41	%(6)	0.05	%(6)	$47,565	22%

(0.48)	$10.24	4.91%	1.00%		4.56%		—		$214,897	44%
(0.39)	$10.23	0.75%	0.97%		3.67%		0.25%		$231,426	39%
(0.58)	$10.54	0.87%	0.97%		3.44%		0.25%		$265,532	116%
(0.43)	$11.02	3.16%	0.97%		3.65%		0.25%		$316,857	72%
(0.46)	$11.10	6.96%	0.97%		4.19%		0.25%		$255,280	50%

(0.40)	$10.24	4.13%	1.75%		3.81%		—		$2,750	44%
(0.31)	$10.23	(0.10)%	1.72%		2.92%		0.25%		$2,469	39%
(0.50)	$10.55	0.12%	1.72%		2.63%		0.25%		$2,531	116%
(0.35)	$11.02	2.40%	1.72%		2.90%		0.25%		$916	72%
(0.37)	$11.10	6.15%	1.72	%(6)	3.33	%(6)	0.25	%(6)	$327	50%

(0.50)	$10.24	5.17%	0.75%		4.81%		—		$54,057	44%
(0.13)	$10.23	(0.41)%	0.72	%(6)	3.92	%(6)	0.25	%(6)	$77,969	39%

(5)	Based on average shares outstanding.

(6)	Annualized for periods less than one year.

(7)	From the commencement of investment operations on January 14, 2002.

(8)	From the commencement of investment operations on September 1, 2005.

(9)	From the commencement of investment operations on December 3, 2001.

(10)	From the commencement of investment operations on August 14, 2005.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Capital Gains
Limited Maturity Fixed Income Fund
Class A Shares
Year Ended November 30, 2006	$9.65	0.35		0.04	0.39	(0.35)	—
Year Ended November 30, 2005	$9.84	0.29		(0.18)	0.11	(0.30)	—
Year Ended November 30, 2004	$10.11	0.27		(0.27)	0.00 (7)	(0.27)	—
Year Ended November 30, 2003	$10.31	0.27	(5)	(0.16)	0.11	(0.30)	(0.01)
Year Ended November 30, 2002	$10.32	0.39	(6)	0.01 (6)	0.40	(0.40)	(0.01)

Limited Maturity Fixed Income Fund
Class C Shares
Year Ended November 30, 2006	$9.65	0.28		0.04	0.32	(0.28)	—
Year Ended November 30, 2005	$9.84	0.22		(0.18)	0.04	(0.23)	—
Year Ended November 30, 2004	$10.11	0.20		(0.28)	(0.08)	(0.19)	—
Year Ended November 30, 2003	$10.31	0.19	(5)	(0.15)	0.04	(0.23)	(0.01)
Period Ended November 30, 2002 (10)	$10.26	0.30	(6)	0.08 (6)	0.38	(0.32)	(0.01)

Limited Maturity Fixed Income Fund
Class I Shares
Year Ended November 30, 2006	$9.64	0.34		0.05	0.39	(0.34)	—
Period Ended November 30, 2005 (11)	$9.74	0.07		(0.08)	(0.01)	(0.08)	—

Intermediate Tax Exempt Bond Fund
Class A Shares
Year Ended November 30, 2006	$9.52	0.31		0.03	0.34	(0.31)	(0.01)
Year Ended November 30, 2005	$9.77	0.30		(0.19)	0.11	(0.30)	(0.06)
Period Ended November 30, 2004 (12)	$10.00	0.25		(0.23)	0.02	(0.25)	—

Intermediate Tax Exempt Bond Fund
Class C Shares
Year Ended November 30, 2006	$9.54	0.34		0.02	0.36	(0.34)	(0.01)
Year Ended November 30, 2005	$9.77	0.26		(0.17)	0.09	(0.26)	(0.06)
Period Ended November 30, 2004 (12)	$10.00	0.20		(0.23)	(0.03)	(0.20)	—

Intermediate Tax Exempt Bond Fund
Class I Shares
Year Ended November 30, 2006	$9.52	0.34		0.03	0.37	(0.34)	(0.01)
Year Ended November 30, 2005	$9.77	0.32		(0.19)	0.13	(0.32)	(0.06)
Period Ended November 30, 2004 (12)	$10.00	0.22		(0.23)	(0.01)	(0.22)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(3)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(4)	Not annualized for periods less than one year.

(5)	Based on average shares outstanding.

(6)	Effective December 1, 2001, Limited Maturity Fixed Income Fund adopted the provisions of the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year or period ended November 30, 2002 was as follows:

Increase (Decrease)	Net Investment Income Per Share	Net Realized Unrealized Gain Per Share	Ratio of Net Investment Income to Average Net Assets
Class A Shares	$(0.02)	$0.02	(0.18)%
Class C Shares	$(0.02)	$0.02	(0.18)%

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets						Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1)(4)	Net Expenses		Net Investment Income		Expenses Waiver/ Reimbusement (2)		Net Assets, End of Period (000’s)		Portfolio Turnover Rate (3)

(0.35)	$9.69	4.15%	1.00%		3.59%		0.06%		$52,023		83%
(0.30)	$9.65	1.19%	0.96%		3.01%		0.30%		$67,475		42%
(0.27)	$9.84	(0.02)%	0.97%		2.23%		0.23%		$110,249		144%
(0.31)	$10.11	1.14%	1.00%		2.67%		0.20%		$168,969		63%
(0.41)	$10.31	3.95%	0.99%		3.65	%(6)	0.20%		$144,274		53%

(0.28)	$9.69	3.37%	1.75%		2.84%		0.06%		$406		83%
(0.23)	$9.65	0.43%	1.71%		2.26%		0.30%		$502		42%
(0.19)	$9.84	(0.77)%	1.72%		1.41%		0.23%		$843		144%
(0.24)	$10.11	0.38%	1.75%		1.88%		0.20%		$164		63%
(0.33)	$10.31	3.56%	1.74	%(5)	3.22	%(5,6)	0.20	%(5)	$10		53%

(0.34)	$9.69	4.18%	0.75%		3.84%		0.06%		$—	(9)	83%
(0.08)	$9.64	(0.19%)	0.71	%(5)	3.26%		0.30%		$—	(9)	42%

(0.32)	$9.54	3.66%	0.80%		3.30%		—		$45,782		11%
(0.36)	$9.52	1.07%	0.77%		3.03%		0.30%		$52,670		16%
(0.25)	$9.77	0.22%	0.63	%(8)	3.18	%(8)	0.50	%(8)	$68,531		19%

(0.35)	$9.55	3.84%	1.55%		2.55%		—		$—	(9)	11%
(0.32)	$9.54	0.95%	1.37%		2.43%		0.45%		$—	(9)	16%
(0.20)	$9.77	(0.27)%	1.23	%(8)	2.58	%(8)	0.50	%(8)	$—	(9)	19%

(0.35)	$9.54	3.94%	0.55%		3.55%		—		$6,922		11%
(0.38)	$9.52	1.33%	0.52%		3.28%		0.30%		$8,769		16%
(0.22)	$9.77	(0.04)%	0.38	%(8)	3.43	%(8)	0.50	%(8)	$326		19%

(7)	Represents less than 0.005.

(8)	Annualized for periods less than one year.

(9)	Represents less than $1,000.

(10)	From the commencement of investment operations on December 14, 2001.

(11)	From the commencement of investment operations on September 1, 2005.

(12)	From the commencement of investment operations on February 9, 2004.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments		Total From Investment Operations		Dividends From Net Investment Income
Treasury Money Market Fund
Class A Shares
Year Ended November 30, 2006	$1.00	0.04		—		0.04		(0.04)
Year Ended November 30, 2005	$1.00	0.02		—		0.02		(0.02)
Year Ended November 30, 2004	$1.00	0.01		—		0.01		(0.01)
Year Ended November 30, 2003	$1.00	—	(4)	—		—	(4)	— (4)
Year Ended November 30, 2002	$1.00	0.01		—		0.01		(0.01)

Treasury Money Market Fund
Class I Shares
Period Ended November 30, 2006 (7)	$1.00	0.03		—		0.03		(0.03)

Money Market Fund
Class A Shares
Year Ended November 30, 2006	$1.00	0.04		—	(4)	0.04		(0.04)
Period Ended November 30, 2005 (8)	$1.00	0.01		—	(4)	0.01		(0.01)
Year Ended August 31, 2005	$1.00	0.02		—	(4)	0.02		(0.02)
Year Ended August 31, 2004	$1.00	—	(4)	—	(4)	—	(4)	— (4)
Year Ended August 31, 2003	$1.00	—	(4)	—	(4)	—	(4)	— (4)
Year Ended August 31, 2002	$1.00	0.01		—	(4)	0.01		(0.01)

Money Market Fund
Class I Shares
Year Ended November 30, 2006	$1.00	0.04		—	(4)	0.04		(0.04)
Period Ended November 30, 2005 (8)	$1.00	0.01		—	(4)	0.01		(0.01)
Year Ended August 31, 2005	$1.00	0.02		—	(4)	0.02		(0.02)
Year Ended August 31, 2004	$1.00	0.01		—	(4)	0.01		(0.01)
Year Ended August 31, 2003	$1.00	0.01		—	(4)	0.01		(0.01)
Year Ended August 31, 2002	$1.00	0.02		—	(4)	0.02		(0.02)

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(3)	Not annualized for periods less than one year.

(4)	Represents less than 0.005.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets						Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1)(3)	Net Expenses		Net Investment Income		Expenses Waiver/ Reimbursement (2)		Net Assets, End of Period (000’s)

(0.04)	$1.00	4.10%	0.60%		4.03%		0.04%		$1,086,552
(0.02)	$1.00	2.25%	0.62%		2.19%		0.30%		$827,861
(0.01)	$1.00	0.54%	0.64%		0.55%		0.29%		$861,369
— (4)	$1.00	0.47%	0.66%		0.47%		0.25%		$764,892
(0.01)	$1.00	1.11%	0.66%		1.10%		0.25%		$779,770

(0.03)	$1.00	2.67%	0.35	%(5)	4.03	%(5)	0.04	%(5)	$—	(6)

(0.04)	$1.00	4.03%	0.82%		3.97%		—		$76,215
(0.01)	$1.00	0.80%	0.85	%(5)	2.94	%(5)	0.15	%(5)	$78,491
(0.02)	$1.00	1.55%	1.06%		1.45%		0.17%		$42,404
— (4)	$1.00	0.20%	1.12%		0.19%		0.19%		$68,301
— (4)	$1.00	0.46%	1.16%		0.47%		0.18%		$93,450
(0.01)	$1.00	1.24%	1.12%		1.24%		0.17%		$110,085

(0.04)	$1.00	4.29%	0.57%		4.22%		—		$12,915
(0.01)	$1.00	0.74%	0.60	%(5)	3.21	%(5)	0.15	%(5)	$39,382
(0.02)	$1.00	2.06%	0.55%		1.92%		0.31%		$37,575
(0.01)	$1.00	0.70%	0.62%		0.70%		0.44%		$120,022
(0.01)	$1.00	0.97%	0.66%		0.95%		0.43%		$116,388
(0.02)	$1.00	1.75%	0.61%		1.81%		0.43%		$178,515

(5)	Annualized for periods less than one year.

(6)	Represents less than $1,000.

(7)	From the commencement of investment operations on April 3, 2006.

(8)	For the period September 1, 2005 to November 30, 2005.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1	Organization

Regions Morgan Keegan Select Funds (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated October 15, 1991. The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of the date of this report, the Trust consists of eleven portfolios, each with its own investment objective. The accompanying financial statements are for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund (formerly, Regions Morgan Keegan Select LEADER Growth & Income Fund), Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (formerly, Regions Morgan Keegan Select LEADER Money Market Fund), (each a “Fund” and collectively, the “Funds”). All Funds, excluding Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund, are referred to as the “Variable Funds”. Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund are referred to as the “Money Market Funds”.

Effective April 1, 2006, Regions Morgan Keegan Select LEADER Growth & Income Fund changed its name to Regions Morgan Keegan Select Core Equity Fund and Regions Morgan Keegan Select LEADER Money Market Fund changed its name to Regions Morgan Keegan Select Money Market Fund.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. The Variable Funds offer Class A Shares, Class C Shares and Class I Shares, while the Money Market Funds only offer Class A Shares and Class I Shares.

Each class of shares in each Fund has identical rights and privileges except with respect to fees paid under the Fund’s distribution plan, shareholder services plan and the voting rights on matters affecting a single class of shares. Class A Shares are sold at net asset value (“NAV”) plus the applicable front-end sales charge. The sales charge varies depending on the amount of your purchase. Purchases of Class A Shares of $1 million or more are sold at NAV and have a 1% contingent deferred sales charge (“CDSC”) if the shares are redeemed within one year of purchase. Class C Shares and Class I Shares are sold without a sales charge at NAV per share. Class C Shares have a 1% CDSC if shares are redeemed within one year of purchase. Class I Shares are available only to a limited group of investors at the discretion of the Funds through special programs like employer-sponsored retirement plans, advisory accounts of the investment manager and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. The assets of each portfolio of the Trust are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

Under the Funds’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. Based on experience, the Funds expect that risk of loss to be remote.

2	Reorganizations

Regions Morgan Keegan Select LEADER Growth Equity Fund, Regions Morgan Keegan Select LEADER Growth & Income Fund, Regions Morgan Keegan Select LEADER Balanced Fund, Regions Morgan Keegan Select LEADER Intermediate Bond Fund, Regions Morgan Keegan Select LEADER Tax-Exempt Bond Fund, Regions Morgan Keegan Select LEADER Money Market Fund and Regions Morgan Keegan Select LEADER Tax-Exempt

REGIONS MORGAN KEEGAN SELECT FUNDS

Money Market Fund—On January 31, 2005, LEADER Mutual Funds, on behalf of its series, LEADER Growth Equity Fund, LEADER Growth & Income Fund, LEADER Balanced Fund, LEADER Intermediate Bond Fund, LEADER Tax-Exempt Bond Fund, LEADER Money Market Fund and LEADER Tax-Exempt Money Market Fund (“Acquired Funds”), entered into an Agreement and Plan of Reorganization (“Reorganization Plan”) with the Trust, on behalf of Regions Morgan Keegan Select LEADER Growth Equity Fund, Regions Morgan Keegan Select LEADER Growth & Income Fund, Regions Morgan Keegan Select LEADER Balanced Fund, Regions Morgan Keegan Select LEADER Intermediate Bond Fund, Regions Morgan Keegan Select LEADER Tax-Exempt Bond Fund, Regions Morgan Keegan Select LEADER Money Market Fund and Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund (“Acquiring Funds”), each a newly created series of the Trust. The Reorganization Plan provided for the acquisition by each Acquiring Fund of all of the assets of the corresponding Acquired Fund in exchange solely for the assumption of all of the liabilities of the Acquired Fund and the issuance of shares of the Acquiring Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (“February Reorganizations”). Each Acquiring Fund adopted all of the history of its corresponding Acquired Fund.

Pursuant to the Reorganization Plan, each shareholder of Investor A Shares and Investor B Shares of each Acquired Fund received Class A Shares of the corresponding Acquiring Fund with the same NAV as the shareholder had immediately prior to the February Reorganizations. No CDSCs were assessed on the Investor B Shares of the Acquired Fund at the time of the conversion as a result of the termination and conversion to Class A Shares of the Acquiring Fund. Additionally, pursuant to the Reorganization Plan, each shareholder of Institutional Shares and Sweep Shares of the LEADER Money Market Fund and LEADER Tax-Exempt Money Market Fund received Class I Shares of the Regions Morgan Keegan Select LEADER Money Market Fund and Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund with the same NAV as the shareholder had immediately prior to the February Reorganizations.

The February Reorganizations, each of which qualified as a tax-free exchange for federal income tax purposes, were completed on February 18, 2005, following approval by shareholders of the Acquired Funds at a special shareholder meeting.

Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund—On August 22, 2005, the Board of Trustees agreed to close the Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund. The Fund closed to investors on September 20, 2005 and ceased investment operations on October 26, 2005.

Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select LEADER Money Market Fund—On August 22, 2005, the Trust, on behalf of certain of its series, adopted a Plan of Reorganization and Termination pursuant to which Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund and Regions Morgan Keegan Select LEADER Money Market Fund (“Acquiring Series”) would acquire all assets of Regions Morgan Keegan Select LEADER Growth Equity Fund, Regions Morgan Keegan Select LEADER Balanced Fund, Regions Morgan Keegan Select LEADER Intermediate Bond Fund, Regions Morgan Keegan Select LEADER Tax-Exempt Bond Fund and Regions Morgan Keegan Select Government Money Market Fund (“Acquired Series”), respectively, in exchange solely for the assumption of all of the Acquired Series’s liabilities and the issuance of shares of the Acquiring Series to be distributed pro rata to the Acquired Series’s shareholders in complete liquidation and termination of that series (the “November Reorganizations”).

The November Reorganizations, each of which qualified as a tax-free exchange for federal income tax purposes, were completed on November 18, 2005 following approval by shareholders at a special shareholder meeting. As a result of the November Reorganizations, each shareholder of an Acquired Series became the owner of the applicable corresponding Acquiring Series’s shares having a total NAV equal to the total NAV of his or her holdings in the applicable Acquired Series on the closing date.

REGIONS MORGAN KEEGAN SELECT FUNDS

The following is a summary of the net assets immediately before and after the reorganizations:

	Shares of RMK Growth Fund Issued	Net Assets Received(1)	Unrealized Appreciation	Net Assets of RMK Growth Fund Prior to Reorganization	Net Assets of Growth Equity Fund Immediately Prior to Reorganization	Net Assets of RMK Growth Fund Immediately After Reorganization
Class A Shares	86,969	$1,466,780	$365,205	$384,425,741	$1,466,780	$385,892,521
Class C Shares	—	—	—	3,064,917	—	3,064,917
Class I Shares	1,771,478	29,913,809	7,438,886	272,042	29,913,809	30,185,851
Total	1,858,447	$31,380,589	$7,804,091	$387,762,700	$31,380,589	$419,143,289

(1)	Unrealized appreciation is included in the Net Assets Received amount shown above.

	Shares of RMK Balanced Fund Issued	Net Assets Received(1)	Unrealized Appreciation	Net Assets of RMK Balanced Fund Prior to Reorganization	Net Assets of Balanced Fund Immediately Prior to Reorganization	Net Assets of RMK Balanced Fund Immediately After Reorganization
Class A Shares	124,345	$1,906,142	$359,631	$124,843,829	$1,906,142	$126,749,971
Class C Shares	—	—	—	1,370,015	—	1,370,015
Class I Shares	3,087,806	47,386,893	8,930,552	101	47,386,893	47,386,994
Total	3,212,151	$49,293,035	$9,290,183	$126,213,945	$49,293,035	$175,506,980

(1)	Unrealized appreciation is included in the Net Assets Received amount shown above.

	Shares of RMK Fixed Income Fund Issued	Net Assets Received(1)	Unrealized Appreciation	Net Assets of RMK Fixed Income Fund Prior to Reorganization	Net Assets of Intermediate Bond Fund Immediately Prior to Reorganization	Net Assets of RMK Fixed Income Fund Immediately After Reorganization
Class A Shares	224,640	$2,297,504	$(44,502)	$230,088,145	$2,297,504	$232,385,649
Class C Shares	—	—	—	2,403,800	—	2,403,800
Class I Shares	7,353,266	75,278,227	(1,456,699)	203,167	75,278,227	75,481,394
Total	7,577,906	$77,575,731	$(1,501,201)	$232,695,112	$77,575,731	$310,270,843

(1)	Unrealized appreciation is included in the Net Assets Received amount shown above.

	Shares of RMK Tax Exempt Bond Fund Issued	Net Assets Received(1)	Unrealized Appreciation	Net Assets of RMK Tax Exempt Bond Fund Prior to Reorganization	Net Assets of Tax-Exempt Bond Fund Immediately Prior to Reorganization	Net Assets of RMK Tax Exempt Bond Fund Immediately After Reorganization
Class A Shares	72,441	$689,104	$10,976	$52,023,749	$689,104	$52,712,853
Class C Shares	—	—	—	99	—	99
Class I Shares	888,423	8,448,483	134,610	317,759	8,448,483	8,766,242
Total	960,864	$9,137,587	$145,586	$52,341,607	$9,137,587	$61,479,194

(1)	Unrealized appreciation is included in the Net Assets Received amount shown above.

	Shares of LEADER Money Market Fund Issued	Net Assets Received(1)	Unrealized Appreciation	Net Assets of LEADER Money Market Fund Prior to Reorganization	Net Assets of Government Money Market Fund Immediately Prior to Reorganization	Net Assets of LEADER Money Market Fund Immediately After Reorganization
Class A Shares	38,746,040	$38,745,985	$—	$40,074,435	$38,745,985	$78,820,420
Class I Shares	—	—	—	41,867,080	—	41,867,080
Total	38,746,040	$38,745,985	$—	$81,941,515	$38,745,985	$120,687,500

(1)	Unrealized appreciation is included in the Net Assets Received amount shown above.

As a result of the reorganizations, Regions Morgan Keegan Select LEADER Growth & Income Fund and Regions Morgan Keegan Select LEADER Money Market Fund changed their fiscal year ends to November 30 to be consistent with the other series of the Trust.

REGIONS MORGAN KEEGAN SELECT FUNDS

3	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the accounting principles generally accepted in the United States of America.

Investment Valuations—Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the exchange where the security is primarily traded as of close of business on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked price (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities traded in the over-the-counter market and listed securities for which no sales were reported for that date are valued at the last quoted bid price. Equity and debt securities issued in private placements shall be valued on the bid side by a primary market dealer. Long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of more than sixty days for which market quotations are readily available shall be valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of sixty days or less shall be valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of Morgan Asset Management, Inc. (the “Adviser”) does not represent market value. Investments in open-end registered investment companies are valued at NAV as reported by those investment companies. Foreign securities denominated in foreign currencies, if any, are translated from the local currency into U.S. dollars using current exchange rates. Investments for which market quotations are not readily available, or available quotations which appear to not accurately reflect the current value of an investment, are valued at fair value as determined in good faith by the Adviser’s Valuation Committee using procedures established by and under the direction of the Trust’s Board of Trustees. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

In accordance with Rule 2a-7 of the 1940 Act, investments of the Money Market Funds are valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Certain debt securities held by Regions Morgan Keegan Select Fixed Income Fund and Regions Morgan Keegan Select Limited Maturity Fixed Income Fund are valued on the basis of a price provided by a primary market dealer. The prices provided by principal market makers may differ from the value that would be realized if the securities were sold. As of November 30, 2006, the total value of these securities represented approximately 14% and 8% of the net assets of these Funds, respectively.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses—Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets. Expenses directly attributable to a class of shares are charged directly to that class.

REGIONS MORGAN KEEGAN SELECT FUNDS

The investment income, fees and expenses (other than class specific fees and expenses) and realized and unrealized gains and losses of a Fund are allocated to each class of shares based upon their relative net assets or another appropriate basis on the date the income is earned or the expenses and realized and unrealized gains and losses are incurred.

Dividends and Distributions to Shareholders—Each Fund pays dividends to its shareholders from the Fund’s net investment income. Income dividends for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund and Regions Morgan Keegan Select Balanced Fund, if any, are declared and paid quarterly, while income dividends for all other Funds are declared daily and paid monthly. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific fees and expenses. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts, net operating gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Repurchase Agreements—The Funds may purchase instruments from financial institutions, such as banks and broker dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). The Funds may invest in repurchase agreements with institutions that are deemed by the Adviser to be of good standing and creditworthy. A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which is at all times at least equal to the principal amount of the repurchase transaction and accrued interest. In the event of counterparty default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the Funds in the event of default or bankruptcy by the counterparty to the agreement if the Funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the Funds seek to assert their rights.

Securities Lending—The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities and is maintained at a minimum level of 102% of the market value of investments loaned at the time of repricing, plus interest, if applicable. As repricing occurs daily based on the previous day’s closing prices, the market value of collateral may not meet the 102% minimum at year end. In the event of a counterparty default on the obligation to return the securities, each Fund has the right to liquidate the securities or retain the cash received as collateral. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Funds, according to agreed-upon rates.

As of November 30, 2006, the Funds had securities on loan as follows:

Fund	Market Value of Cash Received as Collateral	Market Value of Securities Received as Collateral	Market Value of Collateral	Market Value of Securities Loaned
Mid Cap Growth Fund	$73,680,261	$1,722,885	$75,403,146	$73,144,123
Growth Fund	54,389,407	22,233,323	76,622,730	74,192,360
Mid Cap Value Fund	18,540,223	105,242	18,645,465	18,174,917
Balanced Fund	27,522,439	8,148,604	35,671,043	34,936,503
Fixed Income Fund	35,798,411	11,901,710	47,700,121	47,105,974
Limited Maturity Fixed Income Fund	10,588,048	4,195,670	14,783,718	14,469,419
Treasury Money Market Fund	317,721,682	—	317,721,682	316,051,033

REGIONS MORGAN KEEGAN SELECT FUNDS

Option Writing—When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements—In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are more likely than not of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Adviser is evaluating the application of FIN 48 to each Fund, and is not in a position at this time to estimate the significance of its impact, if any, on each Fund’s financial statements.

In September 2006, FASB issued its new Standard No. 157, Fair Value Measurements (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Adviser is evaluating the application of FAS 157 to each Fund, and is not in a position at this time to estimate the significance of its impact on each Funds’ financial statements. The Funds have chosen not to early adopt this standard.

4	Agreements and Other Transactions with Affiliates

Investment Adviser—The Trust, on behalf of the Funds, has entered into Investment Advisory Agreements with Morgan Asset Management, Inc., the Adviser, a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation (“Regions”). Under the terms of the agreements, the Funds are charged the following annual management fees which are calculated daily and paid monthly based on the average daily net assets of the Funds. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

REGIONS MORGAN KEEGAN SELECT FUNDS

Fund	Annual Fee
Mid Cap Growth Fund	0.75%
Growth Fund	0.75%
Core Equity Fund	0.75%
Mid Cap Value Fund	0.75%
Value Fund	0.75%
Balanced Fund	0.75%
Fixed Income Fund	0.50%
Limited Maturity Fixed Income Fund	0.40	%(1)
Intermediate Tax Exempt Bond Fund	0.25%
Treasury Money Market Fund	0.20	%(2)
Money Market Fund	0.25%

(1)	Effective July 1, 2006, the Adviser agreed to voluntarily waive a portion of its contractual investment advisory fee. The investment advisory fee to be paid by Regions Morgan Keegan Select Limited Maturity Fixed Income Fund after the waiver will be 0.25%. The waiver is voluntary and the Adviser may terminate the waiver at any time.
(2)	During the year ended November 30, 2006, the Adviser waived a portion of its contractual investment advisory fee for Regions Morgan Keegan Select Treasury Money Market Fund. The amount waived for the year ended November 30, 2006 was $191,410.

Investment Subadviser to Regions Morgan Keegan Select Mid Cap Value Fund—Channing Capital Management, LLC (“CCM”) serves as the sub-adviser to Regions Morgan Keegan Select Mid Cap Value Fund pursuant to an investment Sub-Advisory Agreement with the Adviser and the Trust on behalf of Regions Morgan Keegan Select Mid Cap Value Fund. For the services provided and the expenses assumed by CCM pursuant to the Sub-Advisory Agreement, the Adviser, not the Fund, pays CCM an annual sub-advisory fee of 0.325% based on the average daily net assets of Regions Morgan Keegan Select Mid Cap Value Fund.

Administrator and Sub-Administrators—The Trust and Morgan Keegan & Company, Inc. (“Morgan Keegan”), a wholly owned subsidiary of Regions and an affiliate of the Adviser, have entered into an Administration Agreement, under which Morgan Keegan provides certain administrative personnel and services for an annual fee of 0.065% based on the average daily net assets of the Funds. Morgan Keegan also provides an employee to serve as the Funds’ Chief Compliance Officer for which Morgan Keegan receives no additional compensation from the Funds.

The Trust and Regions Bank have entered into a Sub-Administrative Services Agreement under which Regions Bank provides certain administrative services for an annual fee of 0.025% of the average daily net assets of the Funds.

Morgan Keegan and BISYS Fund Services Ohio, Inc. (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., have entered into a Sub-Administration Agreement under which BISYS provides certain administration services to the Money Market Funds. For the services rendered pursuant to this Agreement, Morgan Keegan pays BISYS monthly compensation at an annual rate of 0.06% of the average daily net assets of the Money Market Funds. During the year ended November 30, 2006, BISYS agreed to reimburse Regions Morgan Keegan Select Treasury Money Market Fund for certain expenses. The amount of the receivable on the statement of assets and liabilities as of November 30, 2006 is $169,183.

Fund Accountants—The Trust and Morgan Keegan have entered into a Fund Accounting Service Agreement, under which Morgan Keegan provides portfolio accounting services to the Variable Funds for an annual fee of 0.03% based on the average daily net assets of the Variable Funds. The Trust and BISYS have entered into a Fund Accounting Service Agreement, under which BISYS provides portfolio accounting services to the Money Market Funds for an annual fee of 0.03% based on the average daily net assets of the Money Market Funds.

Distributor—The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) with respect to Class C Shares of the Variable Funds. The 12b-1 Plans compensate Morgan Keegan, the Funds’ primary Distributor, and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares. Under the Class C Shares’ 12b-1 Plan, the Trust will pay a fee at an annual rate of up to 0.75% of the average daily net assets with respect to Class C Shares of the Variable Funds.

Shareholder Services Agent—The Trust on behalf of the Funds and Morgan Keegan have entered into a Shareholder Services Agreement, under which Morgan Keegan provides certain services for shareholders and maintains shareholder accounts for an annual fee of 0.25% of the average daily net assets of the Funds’ Class A Shares and Class C Shares.

REGIONS MORGAN KEEGAN SELECT FUNDS

Sales Charges—Morgan Keegan received commissions on the sale of shares of the Funds. During the fiscal year ended November 30, 2006, Morgan Keegan received front-end sales charges related to Class A Shares and CDSDs related to Class A Shares and Class C Shares as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A Shares	Class A Shares	Class C Shares
Mid Cap Growth Fund	$133,643	$—	$432
Growth Fund	8,394	—	—
Core Equity Fund	2,649	—	—
Mid Cap Value Fund	3,331	—	204
Value Fund	36,333	—	600
Balanced Fund	10,564	—	—
Fixed Income Fund	289	—	—
Limited Maturity Fixed Income Fund	—	—	—
Intermediate Tax Exempt Bond Fund	1,987	—	—
Treasury Money Market Fund(1)	—	—	—
Money Market Fund(1)	—	—	—

(1)	Shares of the Money Market Funds are sold at NAV with no sales charges.

Transfer Agent and Dividend Disbursing Agent—Morgan Keegan serves as the Transfer and Dividend Disbursing Agent for the Funds. Pursuant to the Transfer Agency and Service Agreement, each Fund pays Morgan Keegan an annual base fee per share class plus a variable fee based on the number of shareholder accounts.

Custodian—Regions Bank acts as Custodian for all of the Funds. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Trustees and Officers—Certain of the Officers and Trustees of the Trust are also Officers and Directors of the Adviser, Morgan Keegan, and Regions. Such Officers and Trustees of the Trust who are “Interested Persons” as defined in the 1940 Act receive no salary or fees from the Funds.

Each Independent Trustee receives an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended from the Trust. Each chairperson of the Independent Trustees Committee and Audit Committee receives annual compensation of $500 from the Trust. An additional $1,500 is paid to the Independent Trustees for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No Officer or Trustee is entitled to receive pension or retirement benefits from the Trust.

Other Transactions—For the fiscal year ended November 30, 2006, Morgan Keegan earned no underwriting discounts, direct commissions or dealer incentives on the sales and purchases of investment securities held by the Funds.

5	Investment Transactions

During the fiscal year ended November 30, 2006, cost of purchases and proceeds from sales and maturities of investment securities, including long-term U.S. Government Securities, but excluding short-term securities, for each Fund were as follows:

Fund	Purchases	Sales
Mid Cap Growth Fund	$225,277,575	$234,931,176
Growth Fund	110,476,890	153,425,750
Core Equity Fund	128,917,761	150,596,480
Mid Cap Value Fund	25,430,437	46,162,399
Value Fund	180,534,313	170,578,800
Balanced Fund	48,403,037	66,597,054
Fixed Income Fund	123,886,913	165,797,425
Limited Maturity Fixed Income Fund	47,600,460	62,146,194
Intermediate Tax Exempt Bond Fund	5,799,147	14,950,072

REGIONS MORGAN KEEGAN SELECT FUNDS

6	Option Transactions

Transactions in options written during the fiscal year ended November 30, 2006 were as follows:

Mid Cap Growth Fund
	Number of Contracts	Premiums Received
Options outstanding at November 30, 2005*	80	$49,078
Options written	—	—
Options terminated in closing purchase transactions	(80)	(49,078)
Options expired	—	—
Options exercised	—	—

Options outstanding at November 30, 2006	—	$—

*	Options outstanding at November 30, 2005 doubled as a result of Whole Foods Market, Inc.’s 2 for 1 stock split on December 28, 2005.

7	Capital Share Transactions

Capital share transactions for the Funds were as follows:

	Mid Cap Growth Fund
	Year Ended November 30, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	3,513,709	$63,626,762	2,507,876	$40,498,243
Shares issued to shareholders in payment of distributions declared	798,167	13,704,521	1,191,657	17,934,434
Shares redeemed	(3,215,344)	(57,732,335)	(3,817,434)	(60,972,659)

Net change resulting from Class A Share transactions	1,096,532	$19,598,948	(117,901)	($2,539,982)

	Year Ended November 30, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	274,145	$4,813,323	113,186	$1,789,456
Shares issued to shareholders in payment of distributions declared	18,829	314,820	27,171	399,684
Shares redeemed	(130,214)	(2,258,017)	(130,207)	(2,019,757)

Net change resulting from Class C Share transactions	162,760	$2,870,126	10,150	$169,383

	Year Ended November 30, 2006		Year Ended November 30, 2005
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	142,609	$2,578,925	32,638	$541,212
Shares issued to shareholders in payment of distributions declared	2,561	44,131	4,425	66,639
Shares redeemed	(25,741)	(466,001)	(26,661)	(424,303)

Net change resulting from Class I Share transactions	119,429	$2,157,055	10,402	$183,548

Net change resulting from Fund Share transactions	1,378,721	$24,626,129	(97,349)	$(2,187,051)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Growth Fund
	Year Ended November 30, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,815,924	$31,602,764	3,159,203	$50,142,723
Shares issued in connection with the acquisition of the RMK Select LEADER Growth Fund (November 18, 2005)	—	—	86,969	1,466,780
Shares issued to shareholders in payment of distributions declared	13,857	241,982	95,205	1,466,728
Shares redeemed	(3,322,141)	(57,824,575)	(7,403,191)	(117,189,669)

Net change resulting from Class A Share transactions	(1,492,360)	$(25,979,829)	(4,061,814)	$(64,113,438)

	Year Ended November 30, 2006		Period Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	74,679	$1,257,120	65,030	$995,562
Shares issued to shareholders in payment of distributions declared	—	—	586	8,812
Shares redeemed	(57,196)	(975,241)	(75,907)	(1,162,878)

Net change resulting from Class C Share transactions	17,483	$281,879	(10,291)	$(158,504)

	Year Ended November 30, 2006		Period Ended November 30, 2005(1)
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	118,568	$2,070,641	248,808	$4,215,947
Shares issued in connection with the acquisition of the RMK Select LEADER Growth Fund (November 18, 2005)	—	—	1,771,478	29,913,809
Shares issued to shareholders in payment of distributions declared	368	6,423	1	15
Shares redeemed	(606,206)	(10,530,031)	(65,709)	(1,103,803)

Net change resulting from Class I Share transactions	(487,270)	$(8,452,967)	1,954,578	$33,025,968

Net change resulting from Fund Share transactions	(1,962,147)	$(34,150,917)	(2,117,527)	$(31,245,974)

(1)	From the commencement of investment operations on May 19, 2005.

	Core Equity Fund
	Year Ended November 30, 2006		Period Ended November 30, 2005(2)		Year Ended August 31, 2005(3)
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	80,823	$2,292,879	21,527	$597,823	17,636	$459,573
Class B share conversion to Class A shares	—	—	—	—	49,355	1,086,974
Shares issued to shareholders in payment of distributions declared	1,677	46,256	389	10,768	2,752	71,726
Shares redeemed	(63,873)	(1,808,706)	(46,164)	(1,277,919)	(364,731)	(9,419,785)

Net change resulting from Class A Share transactions	18,627	$530,429	(24,248)	$(669,328)	(294,988)	$(7,801,512)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Core Equity Fund, continued

					Year Ended August 31, 2005(3)
Class B Shares					Shares	Dollars
Shares sold					257	$6,537
Shares issued to shareholders in payment of distributions declared					138	3,628
Shares redeemed					(19,609)	(492,359)
Costs of shares exchanged to Class A					(49,700)	(1,086,974)

Net change resulting from Class B Share transactions					(68,914)	$(1,569,168)

	Period Ended November 30, 2006(1)
Class C Shares	Shares	Dollars
Shares sold	3	$100
Shares issued to shareholders in payment of distributions declared	—	—
Shares redeemed	—	—

Net change resulting from Class C Share transactions	3	$100

	Year Ended November 30, 2006		Period Ended November 30, 2005(2)		Year Ended August 31, 2005(3)
Class I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	228,464	$6,439,411	90,411	$2,480,201	377,212	$9,801,691
Shares issued to shareholders in payment of distributions declared	19,562	542,166	5,494	152,344	29,289	767,364
Shares redeemed	(982,861)	(27,901,889)	(395,865)	(10,958,940)	(1,668,748)	(43,205,657)

Net change resulting from Class I Share transactions	(734,835)	$(20,920,312)	(299,960)	$(8,326,395)	(1,262,247)	$(32,636,602)

Net change resulting from Fund Share transactions	(716,205)	$(20,389,783)	(324,208)	$(8,995,723)	(1,626,149)	$(42,007,282)

(1)	From the commencement of investment operations on April 3, 2006.

(2)	For the period September 1, 2005 to November 30, 2005.

(3)	Effective February 1, 2004 until February 18, 2005, sales of shares of the Core Equity Fund (formerly, LEADER Growth & Income Fund) or exchanges for shares of another Fund within 30 days of the date of purchase, were subject to a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee was deducted by the Fund to offset the costs associated with short-term trading, such as portfolio transactions and administrative costs. Redemption fees of $276 and $68 were collected by the LEADER Growth & Income Fund during the year ended August 31, 2005 and August 31, 2004, respectively. These redemption fees had less than a $0.005 impact to the LEADER Growth & Income Fund’s NAV.

REGIONS MORGAN KEEGAN SELECT FUNDS

	Mid Cap Value Fund
	Year Ended November 30, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,342,063	$13,961,799	2,785,261	$29,851,931
Shares issued to shareholders in payment of distributions declared	345,021	3,453,657	610,177	6,382,456
Shares redeemed	(2,715,850)	(28,187,712)	(3,886,707)	(41,978,640)

Net change resulting from Class A Share transactions	(1,028,766)	$(10,772,256)	(491,269)	$(5,744,253)

	Year Ended November 30, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	51,877	$526,421	59,571	$631,721
Shares issued to shareholders in payment of distributions declared	4,295	42,224	263	2,722
Shares redeemed	(14,081)	(143,013)	(14,864)	(160,419)

Net change resulting from Class C Share transactions	42,091	$425,632	44,970	$474,024

	Year Ended November 30, 2006		Period Ended November 30, 2005(1)
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	972	$9,861	65,258	$692,614
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(1,139)	(11,634)	(53,069)	(578,059)

Net change resulting from Class I Share transactions	(167)	$(1,773)	12,189	$114,555

Net change resulting from Fund Share transactions	(986,842)	$(10,348,397)	(434,110)	$(5,155,674)

(1)	From the commencement of investment operations on May 10, 2005.

	Value Fund
	Year Ended November 30, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,134,219	$36,056,824	4,544,555	$71,354,751
Shares issued to shareholders in payment of distributions declared	60,181	1,004,063	102,068	1,541,829
Shares redeemed	(1,900,276)	(32,322,544)	(2,617,727)	(39,965,693)

Net change resulting from Class A Share transactions	294,124	$4,738,343	2,028,896	$32,930,887

	Year Ended November 30, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	42,739	$716,277	42,958	$660,230
Shares issued to shareholders in payment of distributions declared	—	—	648	9,406
Shares redeemed	(33,282)	(563,006)	(47,593)	(719,451)

Net change resulting from Class C Share transactions	9,457	$153,271	(3,987)	$(49,815)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Value Fund, continued
	Year Ended November 30, 2006		Year Ended November 30, 2005
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	30,606	$522,311	25,298	$399,629
Shares issued to shareholders in payment of distributions declared	489	8,157	507	7,701
Shares redeemed	(19,400)	(324,662)	(13,098)	(197,591)

Net change resulting from Class I Share transactions	11,695	$205,806	12,707	$209,739

Net change resulting from Fund Share transactions	315,276	$5,097,420	2,037,616	$33,090,811

	Balanced Fund
	Year Ended November 30, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	4,804,675	$75,192,709	1,609,732	$23,440,121
Shares issued in connection with the acquisition of the RMK Select LEADER Balanced Fund (November 18, 2005)	—	—	124,345	1,906,142
Shares issued to shareholders in payment of distributions declared	156,019	2,430,161	105,942	1,516,524
Shares redeemed	(2,565,973)	(40,475,750)	(1,974,011)	(28,602,763)

Net change resulting from Class A Share transactions	2,394,721	$37,147,120	(133,992)	$(1,739,976)

	Year Ended November 30, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	26,151	$411,997	16,234	$233,523
Shares issued to shareholders in payment of distributions declared	552	8,571	924	12,935
Shares redeemed	(59,929)	(947,571)	(76,661)	(1,096,425)

Net change resulting from Class C Share transactions	(33,226)	$(527,003)	(59,503)	$(849,967)

	Year Ended November 30, 2006		Period Ended November 30, 2005(1)
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	101,618	$1,594,321	1,222	$18,919
Shares issued in connection with the acquisition of the RMK Select LEADER Balanced Fund (November 18, 2005)	—	—	3,087,806	47,386,893
Shares issued to shareholders in payment of distributions declared	17	259	—	—
Shares redeemed	(3,152,678)	(49,138,811)	(3,960)	(61,537)

Net change resulting from Class I Share transactions	(3,051,043)	$(47,544,231)	3,085,068	$47,344,275

Net change resulting from Fund Share transactions	(689,548)	$(10,924,114)	2,891,573	$44,754,332

(1)	From the commencement of investment operations on September 1, 2005.

REGIONS MORGAN KEEGAN SELECT FUNDS

	Fixed Income Fund
	Year Ended November 30, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	3,757,656	$38,229,624	3,143,294	$32,781,610
Shares issued in connection with the acquisition of the RMK Select LEADER Intermediate Bond Fund (November 18, 2005)	—	—	224,640	2,297,504
Shares issued to shareholders in payment of distributions declared	282,880	2,874,023	226,775	2,362,803
Shares redeemed	(5,668,662)	(57,516,445)	(6,168,418)	(64,289,118)

Net change resulting from Class A Share transactions	(1,628,126)	$(16,412,798)	(2,573,709)	$(26,847,201)

	Year Ended November 30, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	183,207	$1,855,698	90,039	$938,910
Shares issued to shareholders in payment of distributions declared	4,783	48,595	3,635	37,856
Shares redeemed	(160,677)	(1,636,008)	(92,433)	(967,817)

Net change resulting from Class C Share transactions	27,313	$268,285	1,241	$8,949

	Year Ended November 30, 2006		Period Ended November 30, 2005(1)
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	260,620	$2,655,540	396,169	$4,066,666
Shares issued in connection with the acquisition of the RMK Select LEADER Intermediate Bond Fund (November 18, 2005)	—	—	7,353,266	75,278,227
Shares issued to shareholders in payment of distributions declared	7,356	74,767	933	9,545
Shares redeemed	(2,606,898)	(26,528,264)	(131,358)	(1,347,708)

Net change resulting from Class I Share transactions	(2,338,922)	$(23,797,957)	7,619,010	$78,006,730

Net change resulting from Fund Share transactions	(3,939,735)	$(39,942,470)	5,046,542	$51,168,478

(1)	From the commencement of investment operations on August 14, 2005.

	Limited Maturity Fixed Income Fund
	Year Ended November 30, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	472,778	$4,557,110	621,826	$6,050,555
Shares issued to shareholders in payment of distributions declared	107,693	1,036,998	122,992	1,197,388
Shares redeemed	(2,206,133)	(21,256,891)	(4,955,261)	(48,270,338)

Net change resulting from Class A Share transactions	(1,625,662)	$(15,662,783)	(4,210,443)	$(41,022,395)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Limited Maturity Fixed Income Fund, continued
	Year Ended November 30, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	6,733	$64,726	13,225	$129,237
Shares issued to shareholders in payment of distributions declared	1,268	12,213	1,095	10,666
Shares redeemed	(18,066)	(174,339)	(48,025)	(469,100)

Net change resulting from Class C Share transactions	(10,065)	$(97,400)	(33,705)	$(329,197)

	Year Ended November 30, 2006		Period Ended November 30, 2005(1)
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	10	$100
Shares issued to shareholders in payment of distributions declared	1	4	—	—
Shares redeemed	—	—	—	—

Net change resulting from Class I Share transactions	1	$4	10	$100

Net change resulting from Fund Share transactions	(1,635,726)	$(15,760,179)	(4,244,138)	$(41,351,492)

(1)	From the commencement of investment operations on September 1, 2005.

	Intermediate Tax Exempt Bond Fund
	Year Ended November 30, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars
Shares sold	206,381	$1,957,129	738,401	$7,150,905
Shares issued in connection with the acquisition of the RMK Select LEADER Tax-Exempt Bond Fund (November 18, 2005)	—	—	72,441	689,104
Shares issued to shareholders in payment of distributions declared	16,523	156,524	11,293	108,617
Shares redeemed	(957,317)	(9,061,613)	(2,302,295)	(22,217,014)

Net change resulting from Class A Share transactions	(734,413)	$(6,947,960)	(1,480,160)	$(14,268,388)

	Year Ended November 30, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars
Shares sold	—	$—	10	$100
Shares issued to shareholders in payment of distributions declared	1	4	—	—
Shares redeemed	—	—	(5)	(50)

Net change resulting from Class C Share transactions	1	$4	5	$50

REGIONS MORGAN KEEGAN SELECT FUNDS

	Intermediate Tax Exempt Bond Fund, continued
	Year Ended November 30, 2006		Year Ended November 30, 2005
Class I Shares	Shares	Dollars
Shares sold	123,898	$1,172,245	10,238	$99,082
Shares issued in connection with the acquisition of the RMK Select LEADER Tax-Exempt Bond Fund (November 18, 2005)	—	—	888,423	8,448,483
Shares issued to shareholders in payment of distributions declared	1,387	13,138	34	321
Shares redeemed	(320,983)	(3,051,847)	(10,598)	(102,500)

Net change resulting from Class I Share transactions	(195,698)	$(1,866,464)	888,097	$8,445,386

Net change resulting from Fund Share transactions	(930,110)	$(8,814,420)	(592,058)	$(5,822,952)

	Treasury Money Market Fund
	Year Ended November 30, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,736,396,390	$1,736,396,390	1,745,092,608	$1,745,085,512
Shares issued to shareholders in payment of distributions declared	6,679,718	6,679,718	2,978,765	2,978,765
Shares redeemed	(1,484,384,809)	(1,484,384,809)	(1,781,542,224)	(1,781,542,224)

Net change resulting from Class A Share transactions	258,691,299	$258,691,299	(33,470,851)	$(33,477,947)

	Year Ended November 30, 2006(1)
Class I Shares	Shares	Dollars
Shares sold	100	$100
Shares issued to shareholders in payment of distributions declared	2	2
Shares redeemed	—	—

Net change resulting from Class I Share transactions	102	$102

Net change resulting from Fund Share transactions	258,691,401	$258,691,401	(33,470,851)	$(33,477,947)

(1)	From the commencement of investment operations on April 3, 2006.

REGIONS MORGAN KEEGAN SELECT FUNDS

	Money Market Fund
	Year Ended November 30, 2006		Period Ended November 30, 2005		Year Ended August 31, 2005
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	133,216,821	$133,216,821	7,032,180	$7,108,186	49,384,859	$49,384,859
Shares issued in connection with the acquisition of RMK Select Government Money Market Fund (November 18, 2005)	—	—	38,746,040	38,745,985	—	—
Shares issued to shareholders in payment of distributions declared	1,374,810	1,374,810	287,492	287,492	715,384	715,384
Shares redeemed	(136,806,256)	(136,806,256)	(10,055,040)	(10,055,040)	(75,946,466)	(75,946,466)

Net change resulting from Class A Share transactions	(2,214,625)	$(2,214,625)	36,010,672	$36,086,623	(25,846,223)	$(25,846,223)

	Year Ended November 30, 2006		Period Ended November 30, 2005		Year Ended August 31, 2005
Class I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	278,912,466	278,912,466	64,278,252	$64,327,268	429,595,054	$429,595,054
Sweep Share Conversion to Class I Shares	—	—	—	—	4,729,282	4,729,282
Shares issued to shareholders in payment of distributions declared	48,985	48,985	137,294	137,294	440,322	440,322
Shares redeemed	(305,531,816)	(305,531,816)	(62,657,798)	(62,657,798)	(517,099,742)	(517,099,742)

Net change resulting from Class I Share transactions	(26,570,365)	$(26,570,365)	1,757,748	$1,806,764	(82,335,084)	$(82,335,084)

					Year Ended August 31, 2005
Sweep Shares					Shares	Dollars
Shares sold					—	$—
Sweep Share Conversion to Class I Shares					(4,729,282)	(4,729,282)
Shares issued to shareholders in payment of distributions declared					4,605	4,605
Shares redeemed					(23,004,604)	(23,004,604)

Net change resulting from Sweep Share transactions					(27,729,281)	$(27,729,281)

Net change resulting from Fund Share transactions	(28,784,990)	$(28,784,990)	37,768,420	$37,893,387	(135,910,588)	$(135,910,588)

8	Federal Tax Information

Each Fund of the Trust is treated as a separate entity for federal tax purposes. No provision for federal income or excise taxes is required since the Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code (the “Code”) and distribute substantially all their taxable net investment income and capital gains to their shareholders.

REGIONS MORGAN KEEGAN SELECT FUNDS

Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for net operating losses, discount accretion/premium amortization on debt securities, paydown gains and losses and distribution reclassifications.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. These reclassifications have no effect on net assets or NAVs per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

For the fiscal year ended November 30, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)
Mid Cap Growth Fund	$—	$1,197,577	$(1,197,577)
Mid Cap Value Fund	(9,509)	9,509	—
Balanced Fund	—	35,535	(35,535)
Fixed Income Fund	—	152,564	(152,564)
Limited Maturity Fixed Income Fund	—	216,789	(216,789)
Intermediate Tax Exempt Bond Fund	—	(26,529)	26,529

Net investment income, net realized gains/(losses) and net assets were not affected by these reclassifications.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the periods ended November 30, 2006 and 2005 was as follows:

	2006		2005
Fund	Ordinary Income(1)	Long-Term Capital Gains	Ordinary Income(1)	Long-Term Capital Gains
Mid Cap Growth Fund	$—	$18,827,093	$—	$24,806,720
Growth Fund	534,780	—	2,300,324	—
Core Equity Fund(2)	1,265,641	—	335,330	—
Mid Cap Value Fund	4,120,198	6,181,965	7,814,755	13,896,743
Value Fund	1,674,664	—	2,060,547	—
Balanced Fund	2,165,129	378,738	1,594,367	—
Fixed Income Fund	13,659,543	—	9,423,823	—
Limited Maturity Fixed Income Fund	2,159,895	—	2,738,506	—
Intermediate Tax Exempt Bond Fund(3)	1,908,798	7,432	1,852,448	417,781
Treasury Money Market Fund	35,922,269	—	18,762,869	—
Money Market Fund(2)	3,575,146	—	665,175	—

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

(2)	For the fiscal year ended November 30, 2006 and for the period September 1, 2005 through November 30, 2005, respectively.

(3)	$1,858,987 of the amounts included as ordinary income are tax exempt.

REGIONS MORGAN KEEGAN SELECT FUNDS

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward	Other Temporary Adjustments
Mid Cap Growth Fund	$946,737	$43,918,681	$70,519,213	$—	$—
Growth Fund	113,191	—	105,602,497	(30,126,262)	—
Core Equity Fund	186,212	20,715,299	19,834,205	—	—
Mid Cap Value Fund	—	1,915,870	17,133,280	—	—
Value Fund	634,869	—	52,970,418	(16,715,995)	—
Balanced Fund	412,594	5,209,623	34,355,264	—	—
Fixed Income Fund	1,029,853	—	(194,092)	(4,698,429)	(1,029,853)
Limited Maturity Fixed Income Fund	305,890	—	321,274	(5,741,929)	(91,770)
Intermediate Tax Exempt Bond Fund(1)	89,542	—	624,475	—	(116,071)
Treasury Money Market Fund	3,644,609	—	—	(124)	(3,644,409)
Money Market Fund	391,489	—	—	(195,184)	(346,083)

(1)	Amounts included as undistributed ordinary income are tax exempt.

The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) is attributable in part to the tax deferral of losses on wash sales and differing treatments for discount accretion/premium amortization on debt securities.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Tax Basis Unrealized Appreciation/(Depreciation) on Investments and Distributions—As of November 30, 2006, the Funds’ cost of investments for federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over the value were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Mid Cap Growth Fund	$368,327,387	$75,096,588	$(4,577,375)	$70,519,213
Growth Fund	365,364,407	108,543,476	(2,940,979)	105,602,497
Core Equity Fund	80,383,686	20,904,091	(1,069,886)	19,834,205
Mid Cap Value Fund	78,631,236	17,985,150	(851,870)	17,133,280
Value Fund	201,379,036	54,891,297	(1,920,879)	52,970,418
Balanced Fund	168,604,563	35,952,136	(1,596,872)	34,355,264
Fixed Income Fund	306,920,432	2,349,889	(2,543,981)	(194,092)
Limited Maturity Fixed Income Fund	62,233,745	561,295	(240,021)	321,274
Intermediate Tax Exempt Bond Fund	51,714,828	720,169	(95,694)	624,475
Treasury Money Market Fund	1,406,916,244	—	—	—
Money Market Fund	89,476,908	—	—	—

REGIONS MORGAN KEEGAN SELECT FUNDS

Capital Loss Carryforwards—As of November 30, 2006, the following Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Expiring in 2009	Expiring in 2010	Expiring in 2011	Expiring in 2012	Expiring in 2013	Expiring in 2014	Total
Growth Fund	$—	$27,724,597	$2,401,665	$—	$—	$—	$30,126,262
Value Fund	—	16,715,995	—	—	—	—	16,715,995
Fixed Income Fund	—	—	—	1,419,944	209,164	3,069,321	4,698,429
Limited Maturity Fixed Income Fund	—	—	433,974	2,704,075	1,268,755	1,335,125	5,741,929
Treasury Money Market Fund	—	—	—	—	—	124	124
Money Market Fund	2,572	54	18,234	24,650	146,737	2,937	195,184

For the fiscal year ended November 30, 2006, Growth Fund utilized capital loss carryforwards in the amount of $19,958,759, Core Equity Fund utilized capital loss carryforwards in the amount of $7,426,956, Value Fund utilized capital loss carryforwards in the amount of $9,120,707, Balanced Fund utilized capital loss carryforwards in the amount of $4,665,775 and Intermediate Tax Exempt Bond Fund utilized capital loss carryforwards in the amount of $93,783.

As of November 30, 2006, Fixed Income Fund and Money Market Fund had additional capital loss carryforwards of $214,873 and $31, respectively, subject to any applicable limitations on availability to offset future capital gains, if any, as the successor of a merger.

9	Concentration of Credit Risk

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund invests primarily in municipal debt instruments. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by economic developments in a specific state or region.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Regions Morgan Keegan Select Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (hereafter referred to as the “Funds”) at November 30, 2006, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years or periods then ended, and the financial highlights for the years or periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for Regions Morgan Keegan Select Core Equity Fund and Regions Morgan Keegan Select Money Market Fund for each of the years or periods ended August 31, 2003 and 2002 were audited by other auditors whose report, dated October 13, 2003, expressed an unqualified opinion on those statements.

Memphis, Tennessee

January 24, 2007

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan fund complex overseeing a total of eighteen portfolios. The Regions Morgan Keegan fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.

An asterisk (*) indicates the Trustees and/or Officers who are “interested persons” of the Funds as defined by the 1940 Act by virtue of their positions with the Adviser, Morgan Keegan and/or Regions, the publicly held parent of Morgan Keegan, and its other subsidiaries. The Statement of Additional Information for the Funds includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling the Funds toll-free at 877-757-7424.

TRUSTEES

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee

Allen B. Morgan, Jr.* Age 64, Trustee, Since 2003	Mr. Morgan has served as a Director and Vice-Chairman of Regions Financial Corporation since 2001 and 2003, respectively. He also has served as a Director of Morgan Asset Management, Inc. since 1993. Mr. Morgan has been Chairman of Morgan Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan Keegan & Company, Inc. since 1969.

J. Kenneth Alderman* Age 54, Trustee, Since 2003	Mr. Alderman has been President of Regions Morgan Keegan Trust and Chief Executive Officer of Morgan Asset Management, Inc. since 2002. He has also served as an Executive Vice President of Regions Financial Corporation since 2000. Mr. Alderman is a Certified Public Accountant and he holds the Chartered Financial Analyst designation.

Jack R. Blair Age 64, Trustee, Since 2005	Mr. Blair serves as non-executive Chairman of DJO, Inc. (orthopedic equipment). He also serves as a Director of NuVasive, Inc. (medical device company), Buckman Laboratories, Inc. (specialty chemicals manufacturer) and Active Implants Corporation (orthopedic medical device company). Mr. Blair served as non-executive Chairman of SCB Computer Technology, Inc. from September 2000 until March 2004 when the company was acquired by CIBER, Inc.

Albert C. Johnson Age 62, Trustee, Since 2005	Mr. Johnson has been an independent financial consultant since 1998. He also has served as a Director of Books-A-Million, Inc. since 2005. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He also was with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham Office.

James Stillman R. McFadden Age 49, Trustee, Since 2003	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002 and President and Director of 1703, Inc. (restaurant management) since 1998. He also has served as a Director for several private companies since 1997.

BOARD OF TRUSTEES AND TRUST OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee

W. Randall Pittman Age 53, Trustee, Since 2003	Mr. Pittman has been Chief Financial Officer of Emageon Inc. (healthcare information systems) since 2002. From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller. He is a Certified Public Accountant and was with the accounting firm of Ernst & Young LLP from 1976 to 1983.

Mary S. Stone Age 56, Trustee, Since 2003	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and has held the Hugh Culverhouse Endowed Chair of Accountancy since 2002. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee.

Archie W. Willis, III Age 49, Trustee, Since 2003	Mr. Willis has been President of Community Capital (financial advisory and real estate development consulting) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan & Company, Inc. from 1991 to 1999. He also has served as a Director of Memphis Telecom, LLC since 2001.
(1)	The address of each Trustee is c/o the Trust, Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103.

(2)	Each Trustee serves until his or her resignation or retirement.

OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Brian B. Sullivan* Age 52, President, Since 2006(3)	Mr. Sullivan has served as President and Chief Investment Officer of Morgan Asset Management, Inc. since 2006. From 1999 to 2002 and from 2005 to 2006, Mr. Sullivan served as President of AmSouth Asset Management, Inc., which merged into Morgan Asset Management, Inc. in November 2006. From 1996 to 1999 and from 2002 to 2005, Mr. Sullivan served as Vice President of AmSouth Asset Management, Inc. Since joining AmSouth Bank in 1982 through 1996, Mr. Sullivan served in various capacities including Equity Research Analyst and Chief Fixed Income Officer and was responsible for Employee Benefits Portfolio Management and Regional Trust Investments. He holds the Chartered Financial Analyst designation.

Thomas R. Gamble* Age 64, Vice President, Since 2003	Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President and Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.

BOARD OF TRUSTEES AND TRUST OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

J. Thompson Weller* Age 41, Treasurer, Since 2006(3) and Assistant Secretary, Since 2003	Mr. Weller has been a Managing Director and Controller of Morgan Keegan & Company, Inc. since 2001. He was Senior Vice President and Controller of Morgan Keegan & Company, Inc. from 1998 to 2001, Controller and First Vice President from 1997 to 1998, Controller and Vice President from 1995 to 1997 and Assistant Controller from 1992 to 1995. Mr. Weller also was with Arthur Andersen & Co. in 1988, Andersen Consulting from 1989 to 1991, and served as a Business Systems Analyst in the Investment Information Division of Metropolitan Life Insurance Co. from 1991 to 1992.

Charles D. Maxwell* Age 52, Secretary and Assistant Treasurer, Since 2003	Mr. Maxwell has been Executive Managing Director, Chief Financial Officer, Treasurer and Secretary of Morgan Keegan & Company, Inc. since 2006. Mr. Maxwell previously served as Managing Director of Morgan Keegan & Company, Inc. from 1998 to 2006 and Assistant Treasurer and Assistant Secretary of Morgan Keegan & Company, Inc. from 1994 to 2006. Mr. Maxwell has been Secretary and Treasurer of Morgan Asset Management, Inc. since 1993. He was Senior Vice President of Morgan Keegan & Company, Inc. from 1995 to 1997. Mr. Maxwell also was with the accounting firm of Ernst & Young LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

Michele F. Wood* Age 37, Chief Compliance Officer, Since 2006	Ms. Wood has been the Chief Compliance Officer of Morgan Asset Management, Inc. since 2006. She was a Senior Attorney and First Vice President of Morgan Keegan & Company, Inc. from 2002 to 2006. She was a Staff Attorney with FedEx Corporation from 2001 to 2002 specializing in employment litigation. She was an Associate with Ford & Harrison LLP from 1997 to 2001.
(1)	The address of Messrs. Weller and Maxwell and Ms. Wood is Fifty North Front Street, Memphis, Tennessee 38103. The address of Messrs. Sullivan and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

(2)	Officers of the Funds are elected and appointed annually by the Board of Trustees and hold office until they resign, are removed or are otherwise disqualified to serve.

(3)	On November 10, 2006, the Board of Trustees of the Funds appointed Mr. Brian B. Sullivan as President and Mr. J. Thompson Weller as Treasurer of the Funds to replace Mr. Carter E. Anthony and Mr. Joseph C. Weller, respectively, who retired as officers of the Funds.

SUPPLEMENTAL INFORMATION

BOARD APPROVAL OF THE INVESTMENT

ADVISORY AGREEMENTS

On August 21, 2006, the continuance of the investment advisory agreements between Morgan Asset Management, Inc. (the “Adviser”) and Regions Morgan Keegan Select Funds (the “Trust”), with respect to its series, Regions Morgan Keegan Select Mid Cap Growth Fund (“Mid Cap Growth Fund”), Regions Morgan Keegan Select Growth Fund (“Growth Fund”), Regions Morgan Keegan Select Core Equity Fund (“Core Equity Fund”), Regions Morgan Keegan Select Mid Cap Value Fund (“Mid Cap Value Fund”), Regions Morgan Keegan Select Value Fund (“Value Fund”), Regions Morgan Keegan Select Balanced Fund (“Balanced Fund”), Regions Morgan Keegan Select Fixed Income Fund (“Fixed Income Fund”), Regions Morgan Keegan Select Limited Maturity Fixed Income Fund (“Limited Maturity Fixed Income Fund”), Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund (“Intermediate Tax Exempt Bond Fund”), Regions Morgan Keegan Select Treasury Money Market Fund (“Treasury Money Market Fund”) and Regions Morgan Keegan Select Money Market Fund (“Money Market Fund”) (each a “Fund”, collectively, the “Funds”), were considered and unanimously approved by the Trust’s Board of Trustees and separately by the Independent Trustees. In addition, the continuance of the investment sub-advisory agreement between the Adviser and Channing Capital Management, LLC (the “Subadviser”), with respect to Mid Cap Value Fund, was considered and unanimously approved by the Trust’s Board of Trustees and separately by the Independent Trustees. The Independent Trustees were assisted by independent legal counsel during their deliberations. In evaluating the investment advisory agreements and the investment sub-advisory agreement (collectively, the “Agreements”), the Board reviewed information furnished by the Adviser and the Subadviser in response to questions submitted by independent counsel to the Independent Trustees. They met with such counsel separately from representatives of management to discuss the annual contract review.

In approving the continuance of the Agreements, the Board determined that the terms of the Agreements are fair and reasonable and that approval of the Agreements on behalf of the Funds is in the best interests of each Fund. The Board considered factors it deemed relevant, including, among others: (1) the nature, scope and quality of the services provided by the Adviser and the Subadviser under the Agreements; (2) each Fund’s performance record as compared to its peer group and benchmark indices; (3) the level of the fees and the overall expenses of the Funds and how those compared to other similar funds; (4) the profitability of the Adviser and the Subadviser under each Agreement and ancillary benefits realized by the Adviser and its affiliates and the Subadviser from their relationships with the Funds; and (5) the anticipated effect of each Fund’s growth and size on its performance and advisory fee. The Board did not identify any single factor or information as all-important or controlling.

The Board reviewed information regarding the investment performance of each Fund on an absolute basis, compared to its peer group, and against its benchmark index. The Board noted that during the past year the performance of Mid Cap Growth Fund, Growth Fund and Balanced Fund had exceeded their respective benchmarks while the performance of Value Fund was in line with its benchmark. The Board further noted that the performance of Treasury Money Market Fund and Money Market Fund had been satisfactory. The Board discussed in particular those Funds that lagged in performance. It was noted that Intermediate Tax Exempt Bond Fund, which commenced operations in February 2004, continued to lag behind its benchmark, as did Core Equity Fund and Mid Cap Value Fund. The Board discussed the relatively short history of Intermediate Tax Exempt Bond Fund and the recent efforts by the Subadviser to broaden Mid Cap Value Fund’s investment exposure. The Board determined to monitor whether longer term results would improve. The Board also discussed the performance of Fixed Income Fund and Limited Maturity Fixed Income Fund, as both Funds lagged their respective benchmarks for all periods considered. The Board discussed whether the new investment policies that became effective for these Funds on April 1, 2006 could improve future results and determined to continue to monitor performance results. In addition, the Board noted that effective July 1, 2006, the Adviser had granted a 0.15% voluntary waiver of the advisory fee for Limited Maturity Fixed Income Fund, which would help improve that Fund’s return.

The Board, in examining the nature and quality of the services provided by the Adviser and the Subadviser, considered the extensive responsibilities that each has as an investment adviser to the Funds. The Board reviewed information regarding the Adviser’s and the Subadviser’s investment process and the qualifications and experience of the persons

SUPPLEMENTAL INFORMATION

who serve as portfolio managers of the Funds. The Board also considered the Adviser’s and the Subadviser’s financial condition and reviewed certain financial information regarding each company and its affiliates (as applicable).

The Board considered the fees payable under the Agreements and the fees and expenses paid by each Fund in light of fees and expenses paid by its peer group. The Board noted that the advisory fees as well as the total operating expenses for each Fund were in line with its peer group. In this connection, the Board evaluated the Adviser’s and the Subadviser’s costs and profitability in providing services to the Funds and determined that it was satisfied that the Subadviser’s profitability with respect to Mid Cap Value Fund and the Adviser’s profitability on a Fund-by-Fund and complex-wide basis were not excessive. The Board further considered the Adviser’s and the Subadviser’s policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers and reviewed the products received in connection with soft dollars generated by Fund brokerage. In this connection, the Board considered results of independent reports measuring the Funds’ ability to achieve best execution. The Board also determined that other than the service fees for other services provided to the Funds by affiliates of the Adviser and certain soft dollar research services it obtains, the Adviser and its affiliates do not receive any material ancillary benefits as a result of the Adviser’s relationship with the Funds.

The Board discussed other factors including economies of scale as Fund asset levels increased, the level of fees the Adviser and the Subadviser charge to other accounts for the same or similar services, the Adviser’s and the Subadviser’s compliance systems, and the Funds’ compliance issues during the year.

Based on these considerations, the Board was satisfied that: the Funds were likely to benefit from the nature, quality and extent of the Adviser’s and the Subadviser’s services; the Adviser and the Subadviser have the resources to provide the services and to carry out its responsibilities under the Agreements; the Adviser’s and the Subadviser’s compensation, including ancillary benefits, is fair and reasonable; and the performance of the Funds had been generally reasonable under the Adviser’s management in relation to the performance of its peer group and benchmark or, in the case of underperforming Funds, that it retained confidence in the Adviser’s and Subadviser’s capabilities to manage those Funds.

Based on the foregoing, the Board, including the Independent Trustees, approved the Agreements, as in the best interest of the respective Funds.

SUPPLEMENTAL INFORMATION

PRIVACY POLICY NOTICE

Regions Morgan Keegan Select Funds, their distributor (Morgan Keegan & Company, Inc.) and their agents (referred to as the “Funds,” “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information the Funds Collect

The Funds collect nonpublic personal information about you from the following sources:

■	We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

■	We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share the nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

■	We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

■	We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

■	We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker dealer or other financial intermediary through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

SUPPLEMENTAL INFORMATION

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information

All of the Funds’ employees must adhere to the Funds’ policy on confidentiality. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

■	The Funds’ website (www.rmkfunds.com) gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

■	Information or data entered into a website will be retained.

■	Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

■	We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 877-757-7424.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data

SUPPLEMENTAL INFORMATION

regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

SUPPLEMENTAL INFORMATION

PROXY VOTING POLICIES & RECORD OF VOTING ACTIVITY

The Funds vote proxies related to their portfolios’ securities according to a set of policies and procedures approved by the Funds’ Board of Trustees. You may view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 877-757-7424, by visiting the Fund’s website at www.rmkfunds.com or by visiting the SEC’s website at www.sec.gov.

QUARTERLY REPORTS ON PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings as of the first and third quarters of their fiscal years on Form N-Q with the SEC no more than sixty days after the close of those quarters. You may obtain the Funds’ Form N-Q filings, without charge, by calling 877-757-7424 or you may view these filings by visiting the SEC’s website at www.sec.gov. The Funds’ Form N-Q filings may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information on the operation of the Public Reference Room. A description of the Funds’ policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2006, the amount of long term capital gain designated by Mid Cap Growth Fund, Mid Cap Value Fund, Balanced Fund and Intermediate Tax Exempt Bond Fund were $18,827,093, $6,181,965, $378,738 and $7,432, respectively.

For the fiscal year ended November 30, 2006, 97.5%, 96.2%, and 40.4% of the distributions from net investment income paid by Growth Fund, Value Fund and Balanced Fund, respectively, are qualifying dividends which may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short term capital gain) distributions made by Growth Fund, Balanced Fund and Value Fund during the year ended November 30, 2006, 93.7%, 90.9% and 40.1% qualified for the dividend received deduction available to corporate shareholders.

SUPPLEMENTAL INFORMATION

INVESTMENT ADVISER Morgan Asset Management, Inc. 417 North 20th Street, 15th Floor Birmingham, Alabama 35203	SUB-ADVISER TO REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND Channing Capital Management, LLC 10 South LaSalle Street, Suite 2650 Chicago, Illinois 60603

CUSTODIAN Regions Bank 417 North 20th Street, 15th Floor Birmingham, Alabama 35203	LEGAL COUNSEL Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street, N.W. Washington, D.C. 20006

ADMINISTRATOR, DISTRIBUTOR & TRANSFER AGENT Morgan Keegan & Company, Inc. Morgan Keegan Tower 50 North Front Street Memphis, Tennessee 38103	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers, LLP Morgan Keegan Tower 50 North Front Street, Suite 1000 Memphis, Tennessee 38103

Shares of Regions Morgan Keegan Select Funds, like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus. An investor should consider each Fund’s investment objectives, risks and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 877-757-7424. Please read the prospectus carefully before investing.

REGIONS MORGAN KEEGAN FUND COMPLEX

The Regions Morgan Keegan fund complex offers mutual funds with a broad variety of investment objectives to meet the financial needs of all types of investors. With approximately $7.2 billion in assets, the fund complex includes five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund, two money market funds and four closed-end bond funds. You may see an overview of each Fund by visiting the Funds’ website at www.rmkfunds.com. You may also download each Fund’s most recent marketing flyer, prospectus, and annual and semi-annual reports to shareholders.

REGIONS MORGAN KEEGAN SELECT FAMILY OF FUNDS

■	EQUITY FUNDS

Regions Morgan Keegan Select Mid Cap Growth Fund

Regions Morgan Keegan Select Growth Fund

Regions Morgan Keegan Select Core Equity Fund

Regions Morgan Keegan Select Mid Cap Value Fund

Regions Morgan Keegan Select Value Fund

■	BALANCED FUND

Regions Morgan Keegan Select Balanced Fund

■	BOND FUNDS

Regions Morgan Keegan Select High Income Fund

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select Fixed Income Fund

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund

Regions Morgan Keegan Select Short Term Bond Fund

■	TAX-EXEMPT BOND FUND

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

■	MONEY MARKET FUNDS

Regions Morgan Keegan Select Treasury Money Market Fund

Regions Morgan Keegan Select Money Market Fund

REGIONS MORGAN KEEGAN CLOSED-END FUNDS

■	RMK Advantage Income Fund, Inc. (NYSE: RMA)

■	RMK High Income Fund, Inc. (NYSE: RMH)

■	RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY)

■	RMK Strategic Income Fund, Inc. (NYSE: RSF)

Morgan Keegan & Company, Inc. is a full service broker dealer that provides personalized investment services to its clients from over 300 offices in 18 states. Please access our website www.morgankeegan.com to locate the Morgan Keegan branch nearest you or contact us at 1-800-366-7426. Morgan Keegan & Company, Inc. is a wholly owned subsidiary of Regions Financial Corporation, a regional financial holding company (NYSE: RF).

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Select FUNDS
Regions Morgan Keegan

Regions Morgan Keegan Select Funds 2006 Annual Report

Item 2.	Code of Ethics.

Regions Morgan Keegan Select Funds (the “Fund”) has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the Fund’s principal executive officer and principal financial officer. Exhibit A of the Fund’s code of ethics was amended during the covered period to add a new registered closed-end investment company to the list of entities covered by the code of ethics and to add Mr. Brian B. Sullivan and Mr. J. Thompson Weller as covered officers to replace Mr. Carter E. Anthony and Mr. Joseph C. Weller who retired on November 10, 2006 as principal executive officer and principal financial officer, respectively. The Fund has not made any substantial amendments to its code of ethics during the covered period. The Fund also has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the Fund’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Trustees (the “Board”) has determined that Albert C. Johnson, James Stillman R. McFadden, W. Randall Pittman and Mary S. Stone are audit committee financial experts, as defined in Item 3 of Form N-CSR, serving on its Audit Committee. Messrs. Johnson, McFadden and Pittman and Ms. Stone are independent for purposes of Item 3(a)(2) of this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)-(d) Audit and Non-Audit Fees

Fees billed by PricewaterhouseCoopers LLP (“PwC”) for audit and non-audit services provided to the Fund for the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

	2006	2005
(a) Audit Fees	$297,903	$222,000
(b) Audit-Related Fees	0	0
(c) Tax Fees[1]	38,500	33,000
(d) All Other Fees	0	0

Total Fees	$336,403	$255,000

[1]	Consists of fees for preparing the Fund’s U.S. income tax returns.

(e)(1) Pre-Approval of Audit and Non-Audit Services

Audit and non-audit services provided to the Fund require pre-approval by the Fund’s Audit Committee. The Audit Committee pre-approves these services on a case-by-case basis. The Audit Committee also must pre-approve those non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment adviser (the “Affiliated Service Providers”) that provides ongoing services to the Fund, if the service relates directly to the operations and financial reporting of the Fund. Any individual service that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed service exceeding that cost level requires specific pre-approval by the Audit Committee.

(e)(2) None of the services included under (b)-(d) above was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit Fees

Non-audit fees billed by PwC for services rendered to the Fund were $33,000 and $33,000 for the fiscal years ended 2006 and 2005, respectively.

Non-audit fees billed by PwC for services rendered to the Fund’s Affiliated Service Providers that provides ongoing services to the Fund were $0 and $0 for the fiscal years ended 2006 and 2005, respectively.

(h) Not applicable as there were no non-audit services rendered to the Fund’s Affiliated Service Providers that provide ongoing services to the Fund for the fiscal years ended 2006 and 2005.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Fund.

Item 6.	Schedule of Investments.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Fund.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Fund.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this report, the Fund’s certifying officers have concluded that such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR and Form N-Q is accumulated and communicated to the Fund’s management to allow timely decisions regarding required disclosure.

(b)	The Fund’s certifying officers are not aware of any changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics pursuant to Item 2 is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Fund specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Fund):	Regions Morgan Keegan Select Funds

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan President and Principal Executive Officer

Date:	February 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan President and Principal Executive Officer

Date:	February 7, 2007

By (Signature and Title):	/s/ J. Thompson Weller
J. Thompson Weller Treasurer and Principal Financial Officer

Date:	February 7, 2007